UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nuveen Managed Accounts Portfolios Trust
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Important Notice to Fund Shareholders

June 17, 2014

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are being asked to vote on several important matters affecting your Fund:

(1)	Approval of a New Investment Management Agreement. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as your Fund’s investment adviser. Nuveen Investments, Inc. (“Nuveen”), the parent company of Nuveen Fund Advisors, recently announced its intention to be acquired by TIAA-CREF (the “Transaction”). In the event the Transaction takes place, securities laws require your Fund’s shareholders to approve a new investment management agreement between Nuveen Fund Advisors and the Fund to permit Nuveen Fund Advisors to continue to serve as investment adviser to your Fund.

(2)	Approval of a New Investment Sub-Advisory Agreement. Nuveen Fund Advisors has retained Nuveen Asset Management, LLC (“NAM”), a subsidiary of Nuveen, as sub-adviser to manage the assets of your Fund. In the event the Transaction takes place, securities laws require your Fund’s shareholders to approve a new sub-advisory agreement between Nuveen Fund Advisors and NAM for your Fund to permit NAM to continue to manage your Fund.

(3)	Approval of Revisions to, or Elimination of, Certain Fundamental Investment Policies. Shareholders of your Fund are being asked to approve revisions to and/or elimination of certain of the Fund’s fundamental investment policies, which are investment policies that can only be changed by a vote of shareholders. Shareholder approval to revise or eliminate certain fundamental investment policies is being sought in order to implement a more uniform set of fundamental investment policies, which reflects current best practices and the evolving market and regulatory environment applicable to the Funds.

(4)	Approval of Fund Board Nominees. This year, you and other Fund shareholders are being asked to approve the election of Board members to serve on your Fund’s Board. The list of nominees for your Fund is contained in the enclosed proxy statement.

Your Fund’s Board, including the independent Board Members, unanimously recommends that you vote FOR each proposal applicable to your Fund.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and additional solicitation costs may need to be incurred in order to obtain sufficient shareholder participation.

Q.	How will I as a Fund shareholder be affected by the Transaction?

A.

Your Fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction. Nuveen Fund Advisors and NAM will continue to manage your Fund according to the same objectives and policies as before (subject to the changes in fundamental investment policies submitted to shareholders for approval in the enclosed proxy statement, which are unrelated to the Transaction, if approved), and do not anticipate any significant changes to your Fund’s operations.

TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s current leadership and key investment teams are expected to stay in place.

Q.	Will there be any important differences between my Fund’s new investment management agreement and sub-advisory agreement and the current agreements?

A.	No. The terms of the new and current agreements are substantially identical. There will be no change in the contractual management fees you pay.

Q.	What will happen if shareholders of my Fund do not approve the new investment management agreement or sub-advisory agreement before consummation of the Transaction?

A.	Nuveen Fund Advisors and NAM will continue to manage your Fund under an interim investment management agreement and an interim sub-advisory agreement, but must place their compensation for their services during this interim period in escrow, pending shareholder approval. Your Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at (866) 209-5784 with your proxy material.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

Notice of Special Meeting of Shareholders to be held on August 5, 2014	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

Nuveen Municipal Trust	Nuveen Multistate Trust III

Nuveen All-American Municipal Bond Fund	Nuveen Georgia Municipal Bond Fund
Nuveen High Yield Municipal Bond Fund	Nuveen Louisiana Municipal Bond Fund
Nuveen Inflation Protected Municipal Bond Fund	Nuveen North Carolina Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund	Nuveen Tennessee Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund
Nuveen Short Duration High Yield Municipal Bond Fund

Nuveen Multistate Trust I	Nuveen Multistate Trust IV

Nuveen Arizona Municipal Bond Fund	Nuveen Kansas Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund	Nuveen Kentucky Municipal Bond Fund
Nuveen Maryland Municipal Bond Fund	Nuveen Michigan Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund	Nuveen Missouri Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund	Nuveen Ohio Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund	Nuveen Wisconsin Municipal Bond Fund

Nuveen Multistate Trust II

Nuveen California High Yield Municipal Bond Fund

Nuveen California Municipal Bond Fund

Nuveen Connecticut Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen Managed Accounts Portfolios Trust Enhanced Multi-Strategy Income Managed Accounts Portfolio Municipal Total Return Managed Accounts Portfolio

June 17, 2014

To the Shareholders of the Above Funds:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each of Nuveen Municipal Trust, Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Managed Accounts Portfolios Trust (each trust individually, a “Trust” and collectively, the “Trusts”), on behalf of each series of each Trust (each series of each Trust, as identified above and on Appendix A to the enclosed Joint Proxy Statement, individually a “Fund,” and collectively, the “Funds”), will be held (along with meetings of shareholders of several other Nuveen funds) in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, August 5, 2014, at 2:00 p.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Matters to Be Voted on by Shareholders:

1.	To approve a new investment management agreement between each Trust and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), each Fund’s investment adviser, applicable to each series of the Trust.

2.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC, with respect to each Fund.

3.	To approve revisions to, or elimination of, certain fundamental investment policies as follows:

a.	Revise the fundamental policy related to the purchase and sale of commodities;

b.	Revise the fundamental policy related to issuing senior securities;

c.	Revise the fundamental policy related to underwriting;

d.	Revise the fundamental policy related to the purchase and sale of real estate;

e.	Revise the fundamental policy related to diversification;

f.	Eliminate the fundamental policy related to permitted investments;

g.	Eliminate the fundamental policy related to pledging assets;

h.	Eliminate the fundamental policy related to investment in issuers whose shares are owned by the Fund’s Board Members or officers;

i.	Eliminate the fundamental policy related to short sales and purchases on margin; and

j.	Eliminate the fundamental policy related to writing options.

4.	To elect twelve (12) Board Members.

Please see the table contained on page 2 of the enclosed joint proxy statement, which indicates which proposals shareholders of each Fund are being asked to approve.

Shareholders of record at the close of business on June 6, 2014 are entitled to notice of and to vote at the Meeting.

All shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

Kevin J. McCarthy

Vice President and Secretary

Joint Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

June 17, 2014

This Joint Proxy Statement is first being mailed to shareholders on or about June 20, 2014.

Nuveen Municipal Trust	Nuveen Multistate Trust III

Nuveen All-American Municipal Bond Fund	Nuveen Georgia Municipal Bond Fund
Nuveen High Yield Municipal Bond Fund	Nuveen Louisiana Municipal Bond Fund
Nuveen Inflation Protected Municipal Bond Fund	Nuveen North Carolina Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund	Nuveen Tennessee Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund
Nuveen Short Duration High Yield Municipal Bond Fund

Nuveen Multistate Trust I	Nuveen Multistate Trust IV

Nuveen Arizona Municipal Bond Fund	Nuveen Kansas Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund	Nuveen Kentucky Municipal Bond Fund
Nuveen Maryland Municipal Bond Fund	Nuveen Michigan Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund	Nuveen Missouri Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund	Nuveen Ohio Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund	Nuveen Wisconsin Municipal Bond Fund

Nuveen Multistate Trust II

Nuveen California High Yield Municipal Bond Fund

Nuveen California Municipal Bond Fund

Nuveen Connecticut Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen Managed Accounts Portfolios Trust Enhanced Multi-Strategy Income Managed Accounts Portfolio Municipal Total Return Managed Accounts Portfolio

This Joint Proxy Statement is furnished in connection with the solicitation by the board of trustees (each a “Board” and collectively, the “Boards,” and each trustee a “Board Member” and collectively, the “Board Members”) of each of Nuveen Municipal Trust, Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Managed Accounts Portfolios Trust (each trust individually, a “Trust” and collectively, the “Trusts”), on behalf of each series of each Trust (each series of each Trust, as identified above and on Appendix A, individually a “Fund,” and collectively, the “Funds”), of proxies to be voted at the Special Meeting of Shareholders to be held (along with the meeting of shareholders of several other Nuveen funds) in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, August 5, 2014, at 2:00 p.m., Central time

(for each Fund, a “Meeting” and collectively, the “Meetings”), and at any and all adjournments, postponements or delays thereof. Appendix A sets forth the abbreviated name of each Fund by which such Fund is referred to in this Joint Proxy Statement.

Proposals

1.	To approve a new investment management agreement between each Trust and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), each Fund’s investment adviser, applicable to each series of the Trust.

2.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC, with respect to each Fund.

3.	To approve revisions to, or elimination of, certain fundamental investment policies as follows:

a.	Revise the fundamental policy related to the purchase and sale of commodities;

b.	Revise the fundamental policy related to issuing senior securities;

c.	Revise the fundamental policy related to underwriting;

d.	Revise the fundamental policy related to the purchase and sale of real estate;

e.	Revise the fundamental policy related to diversification;

f.	Eliminate the fundamental policy related to permitted investments;

g.	Eliminate the fundamental policy related to pledging assets;

h.	Eliminate the fundamental policy related to investment in issuers whose shares are owned by the Fund’s Board Members or officers;

i.	Eliminate the fundamental policy related to short sales and purchases on margin; and

j.	Eliminate the fundamental policy related to writing options.

4.	To elect twelve (12) Board Members.

The following table indicates which shareholders are solicited with respect to each proposal. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposals on which you are being asked to vote.

Proposal(1)
	1	2	3(a)	3(b)	3(c)	3(d)	3(e)	3(f)	3(g)	3(h)	3(i)	3(j)	4
Nuveen Municipal Trust													X
All-American Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
High Yield Municipal Bond Fund	X	X	X	X	X	X	X	X	X		X	X
Inflation Protected Municipal Bond Fund	X	X	X	X	X	X		X	X	X	X	X
Intermediate Duration Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
Limited Term Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
Short Duration High Yield Municipal Bond Fund	X	X	X				X

Proposal(1)
	1	2	3(a)	3(b)	3(c)	3(d)	3(e)	3(f)	3(g)	3(h)	3(i)	3(j)	4
Nuveen Multistate Trust I													X
Arizona Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
Colorado Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
Maryland Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
New Mexico Municipal Bond Fund	X	X	X	X	X	X		X	X	X	X	X
Pennsylvania Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
Virginia Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
Nuveen Multistate Trust II													X
California High Yield Municipal Bond Fund	X	X	X	X	X	X	X	X	X		X	X
California Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
Connecticut Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
Massachusetts Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
New Jersey Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
New York Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
Nuveen Multistate Trust III													X
Georgia Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
Louisiana Municipal Bond Fund	X	X	X	X	X	X		X	X	X	X	X
North Carolina Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
Tennessee Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
Nuveen Multistate Trust IV													X
Kansas Municipal Bond Fund	X	X	X	X	X	X		X	X	X	X	X
Kentucky Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
Michigan Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
Missouri Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
Ohio Municipal Bond Fund	X	X	X	X	X	X	X	X	X	X	X	X
Wisconsin Municipal Bond Fund	X	X	X	X	X	X		X	X	X	X	X
Nuveen Managed Accounts Portfolios Trust													X
Enhanced Multi-Strategy Income Managed Accounts Portfolio	X	X	X						X
Municipal Total Return Managed Accounts Portfolio	X	X	X	X	X	X		X	X		X

(1)	Shareholders of all classes of each Fund or, in the case of the election of Board Members, of each Trust vote together on each proposal. The classes of shares that each Fund has outstanding are identified on Appendix A.

Voting Information

On the proposals coming before each Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted:

•	FOR the approval of the new investment management agreement,

•	FOR the approval of the new sub-advisory agreement,

•	FOR the approval of the applicable changes to the fundamental investment policies, and

•	FOR the election of the Board Member nominees listed in this Joint Proxy Statement.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

A quorum of shareholders is required to take action at each Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 4 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of proposal 4.

Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Certain funds in the Nuveen fund complex invest their assets in other funds in the funds complex, including the Funds. Such funds of funds will vote any shares of the Funds in the same proportion as the vote of all others shareholders of the applicable Fund.

The details of the proposals to be voted on by the shareholders of each Fund and the vote required for approval of the proposals are set forth under the description of the proposals below.

The Boards have determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of each Fund in light of the similar proposals being considered and voted on by the shareholders. Certain other Nuveen funds, not listed in this Joint Proxy Statement, will also hold meetings of shareholders with similar proposals. If you were also a shareholder of record of one or more of those other funds on the record date established for the meetings of shareholders of such other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Shareholders of each Fund or, in the case of the election of Board Members, of each Trust, will vote separately on the respective proposals relating to their Fund or Trust. In any event, an unfavorable vote on any proposal by the shareholders of one Fund or Trust will not affect the implementation of such proposal by another Fund or Trust if the proposal is approved by the shareholders of that Fund or Trust. However, proposals 1 and 2 will only take effect upon the closing of the Transaction (as defined herein), which is conditioned upon obtaining the consent of a specified percentage of Nuveen clients (including through shareholder approval of proposal 1).

Shares Outstanding

Those persons who were shareholders of record at the close of business on June 6, 2014 (the “Record Date”), will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. Appendix A lists the shares of each class of each Fund that were issued and outstanding as of the Record Date.

PROPOSAL 1: APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS

Background

Under an investment management agreement between Nuveen Fund Advisors and each Trust (each, an “Original Investment Management Agreement” and collectively, the “Original Investment Management Agreements”), Nuveen Fund Advisors serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. The date of each Trust’s Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix B.

Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement (the “Transaction Agreement”) to acquire Nuveen from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the Transaction is completed, Nuveen will become a wholly-owned subsidiary of TIAA-CREF. Nuveen will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s current leadership and key investment teams are expected to stay in place.

Each Original Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940 Act (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the Adviser is deemed to be an assignment. The consummation of the Transaction will result in a change in control of the Adviser and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act.

Completion of the Transaction is subject to a number of conditions, including obtaining consent to the Transaction by Nuveen clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes fund shareholder approval of new investment management agreements with Nuveen Fund Advisors). Nuveen and TIAA-CREF currently expect to complete the Transaction by year-end 2014.

The Transaction has been structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-

year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Transaction Agreement, TIAA-CREF acknowledges the sellers’ reliance on Section 15(f) of the 1940 Act and has agreed that it will, and will cause its affiliates to, use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

To prevent the occurrence of an “unfair burden“ under Section 15(f), Nuveen has committed, for a period of two years from the date of the closing of the Transaction, (i) not to increase contractual management fee rates for any Fund; and (ii) not to raise expense cap levels for any Fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any Funds in the ordinary course.

In anticipation of the Transaction, the Board of each Trust met at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members (as defined herein) separately, commencing in February 2014 and concluding at the Board’s April 30, 2014 in person meeting, for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new investment management agreement between the Trust and Nuveen Fund Advisors on behalf of each Fund in substantially the same form as the Original Investment Management Agreement to take effect immediately after the Transaction or shareholder approval, whichever is later (each a “New Investment Management Agreement” and collectively, the “New Investment Management Agreements”). The form of the New Investment Management Agreement is attached hereto as Appendix M.

The 1940 Act requires that each New Investment Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “Board Considerations” after proposal 2), each Board, including the Board Members who are not parties to the Original Investment Management Agreements, New Investment Management Agreements or the sub-advisory agreement entered into by the Adviser with respect to any Fund or who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser or the sub-adviser (the “Independent Board Members”), unanimously approved the continuation of the Original Investment Management Agreement and approved the New Investment Management Agreement on behalf of each Fund and unanimously recommended approval of the New Investment Management Agreement by shareholders.

In the event shareholders of a Fund do not approve the New Investment Management Agreement at the Meeting or any adjournment, postponement or delay thereof prior to the closing of the Transaction, an interim investment management agreement between the Adviser and Trust with respect to each such Fund (each, an “Interim Investment Management Agreement” and collectively, the “Interim Investment Management Agreements”) will take effect upon the closing of the Transaction. At the April 30, 2014 meeting, each Board, including the Independent Board Members, also unanimously approved an Interim Investment Management Agreement for each Fund in order to assure continuity of investment advisory services to the Funds after the Transaction. The terms of each Interim Investment Management Agreement are substantially identical to those of the Original Investment Management Agreements and New Investment Management Agreements, except for the term and escrow provisions described below. The Interim Investment Management Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of a Fund approve the New Investment Management Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Investment Management Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Investment Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Investment Management Agreement will be paid to the Adviser. If shareholders of a Fund do not approve the New Investment Management Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Investment Management Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Investment Management Agreement and New Investment Management Agreement

The terms of each New Investment Management Agreement, including fees payable to the Adviser by the Fund thereunder, are substantially identical to those of the Original Investment Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Fund, the New Investment Management Agreement for each Fund will expire on August 1, 2015, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement.

Investment Management Services. The investment management services to be provided by the Adviser to each Fund under the New Investment Management Agreements will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreements. Both the Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and limitations and administer the Fund’s affairs to the extent requested by and subject to the oversight of the Fund’s Board. In addition, the investment management services are expected to be provided by the same Adviser personnel under the New Investment Management Agreements as under the Original Investment Management Agreements. The Adviser does not anticipate that the Transaction will have any adverse effect on the performance of its obligations under the New Investment Management Agreements.

Fees. Except with respect to Enhanced Multi-Strategy Income Managed Accounts Portfolio and Municipal Total Return Managed Accounts Portfolio, under each Original Investment Management Agreement and New Investment Management Agreement, the Fund pays to the Adviser an investment management fee that consists of two components: a fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. For several Funds, the complex-level fee rate is also dependent on the percentage of that Fund’s assets that are “eligible assets,” as described in Appendix C. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as (to the extent the Fund’s assets are “eligible assets”) from growth in the amount of complex-wide assets managed by the Adviser. Each Fund’s fee schedule under the New Investment Management Agreement for such Fund is identical to the fee schedule under the Original Investment Management Agreement.

Each Fund’s annual fund-level fee, payable monthly, is based upon the average daily net assets of each Fund pursuant to the fee schedule set forth in Appendix C. The fund-level fee schedule is identical under each Fund’s Original Investment Management Agreement and New Investment Management Agreement.

The overall complex-level fee begins at a maximum rate of 0.2000% of each Fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level pursuant to the complex-level fee schedule set forth on Appendix C. The complex-level fee schedule is identical under each Fund’s Original Investment Management Agreement and New Investment Management Agreement.

Each Fund’s net assets as of December 31, 2013, fund-specific complex-level fee rate as of December 31, 2013, effective management fee rate (net of fee waivers and expense reimbursements, where applicable) as a percentage of average daily net assets for the Fund’s last fiscal year and fees paid to the Adviser during the Fund’s last fiscal year are also set forth in Appendix C.

Enhanced Multi-Strategy Income Managed Accounts Portfolio and Municipal Total Return Managed Accounts Portfolio do not pay any direct management fees under either the Original Investment Management Agreement or the New Investment Management Agreement. These Funds are part of separately managed account products managed by the Adviser. Investors in any such managed account product will continue to incur the management fee charged with respect to the product, including the fee for the portion of the account’s assets invested in the respective Fund.

Other Services. Under each Original Investment Management Agreement and each New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent or other service providers) for the Fund.

Limitation on Liability. The Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance. The Original Investment Management Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on August 1, 2015, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Investment Management Agreement and New Investment Management Agreement for each Fund provide that the agreement may be terminated at any time with respect to a Fund without the payment of any penalty by the Fund or Adviser on sixty (60) days’ written notice to the other party, and, except for Enhanced Multi-Strategy Income Managed

Accounts Portfolio and Municipal Total Return Managed Accounts Portfolio, may be terminated, at any time, without the payment of any penalty, by the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth therein. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Information about the Adviser

Nuveen Fund Advisors, a registered investment adviser, is organized as a Delaware limited liability company and is a wholly-owned subsidiary of Nuveen. Founded in 1898, Nuveen and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Fund Advisors offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. Nuveen Fund Advisors is responsible for each Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The business address of Nuveen Fund Advisors and Nuveen is 333 West Wacker Drive, Chicago, Illinois 60606.

Certain information regarding the executive officer and directors of Nuveen Fund Advisors is set forth in Appendix G.

Nuveen Securities, LLC (the “Distributor”), 333 West Wacker Drive, Chicago, Illinois 60606, an affiliate of the Adviser, serves as the distributor for the Funds’ shares. The Funds pay distribution and service fees to the Distributor, all or a portion of which may be used by the Distributor to compensate financial intermediaries in connection with the distribution of shares and the provision of ongoing account services to shareholders. Information regarding the fees paid by each Fund to the Distributor during the Fund’s last fiscal year is set forth in Appendix C.

Shareholder Approval

To become effective with respect to a particular Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Investment Management Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Investment Management Agreement was approved by the Board of the respective Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed after proposal 2 below. The Board of each Fund also determined to submit the Fund’s New Investment Management Agreement for consideration by the shareholders of such Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the New Investment Management Agreement.

PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

Background

Nuveen Fund Advisors has entered into investment sub-advisory agreements (each, an “Original Sub-Advisory Agreement” and collectively, the “Original Sub-Advisory Agreements”) with respect to each Fund with Nuveen Asset Management, LLC (“NAM” or the “Sub-Adviser”).

The date of each Original Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board are provided in Appendix D.

As with the Original Investment Management Agreements, each Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. The completion of the Transaction will result in a change in control of NAM, which is a subsidiary of Nuveen, and therefore will be deemed an assignment of each Original Sub-Advisory Agreement. In addition, each Original Sub-Advisory Agreement provides that it will terminate upon the termination of the Original Investment Management Agreement with respect to such Fund. As a result, the completion of the Transaction will result in the termination of each Original Sub-Advisory Agreement.

In anticipation of the Transaction, the Board of each Trust met at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members separately, commencing in February 2014 and concluding at the Board’s April 30, 2014 in person meeting, for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new sub-advisory agreement between Nuveen Fund Advisors and the Sub-Adviser in substantially the same form as the Original Investment Management Agreement to take effect immediately after the Transaction or shareholder approval, whichever is later (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). The form of the New Sub-Advisory Agreement is attached hereto as Appendix N.

The 1940 Act requires that each New Sub-Advisory Agreement be approved by that Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “Board Considerations”), the Board of each Trust, including a majority of the Independent Board Members, unanimously approved the continuation of the Original Sub-Advisory Agreement and approved the New Sub-Advisory Agreement on behalf of each Fund and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the Fund after the Transaction.

Because each New Sub-Advisory Agreement, like each Original Sub-Advisory Agreement, is between the Adviser and the Sub-Adviser, a Fund’s New Sub-Advisory Agreement will not take effect until the New Investment Management Agreement for such Fund has been approved by shareholders.

In the event shareholders of a Fund do not approve the New Investment Management Agreement and New Sub-Advisory Agreement at the Meeting or any adjournment, postponement or delay thereof prior to the closing of the Transaction, an interim sub-advisory agreement between the Adviser and NAM (each an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) will take effect upon the closing of the Transaction. At the April 30, 2014 meeting, each Board, including the Independent Board Members, also unanimously approved an Interim Sub-Advisory Agreements for each Fund in order to assure continuity of advisory services to the Funds after the Transaction. The terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of a Fund approve the New Investment Management Agreement and New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Investment Management Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Investment Management Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of each New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by Nuveen Fund Advisors thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rate payable by Nuveen Fund Advisors to the Sub-Adviser. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will expire on August 1, 2015, unless continued. Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

Advisory Services. The advisory services to be provided by the Sub-Adviser to each Fund under the New Sub-Advisory Agreements will be identical to those advisory services currently provided by the Sub-Adviser to each Fund under the Original Sub-Advisory Agreements. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the Transaction will have any adverse effect on the performance of a Sub-Adviser’s obligations under the New Sub-Advisory Agreements.

Brokerage. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

Fees. Except with respect to Enhanced Multi-Strategy Income Managed Accounts Portfolio and Municipal Total Return Managed Accounts Portfolio, under both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund. The rate of the portfolio management fees payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreements is identical to the rate of the fees paid under the Original Sub-Advisory Agreements. The annual rate of portfolio management fees payable to the Sub-Adviser under the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements and the fees paid by the Adviser to the Sub-Adviser with respect to each Fund during each Fund’s last fiscal year are set forth in Appendix E.

Enhanced Multi-Strategy Income Managed Accounts Portfolio and Municipal Total Return Managed Accounts Portfolio do not pay any direct management fees under either the Original Investment Management Agreement or the New Investment Management Agreement. The Adviser pays no fee to the Sub-Adviser with respect to Enhanced Multi-Strategy Income Managed Accounts Portfolio and Municipal Total Return Managed Accounts Portfolio under the Original Sub-Advisory Agreement or the New Sub-Advisory Agreement.

Payment of Expenses. Under each Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser agrees to pay all expenses it incurs in connection with its activities under the agreement other than the cost of securities (including brokerage commissions) purchased for the Fund.

Limitation on Liability. The Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser’s duties under the agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance. The Original Sub-Advisory Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Sub-Advisory Agreement for that Fund, the New Sub-Advisory Agreement will expire on August 1, 2015, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund provide that the agreement may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated with respect to a Fund by action of the Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by 60 days’ written notice.

The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund are also terminable with respect to that Fund at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the covenants of the Sub-Adviser set forth in the agreement.

Information About the Sub-Adviser

NAM. NAM is an affiliate of Nuveen Fund Advisors and serves as investment sub-adviser to each Fund. NAM is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. The business address of NAM is 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Information. Appendix F includes advisory fee rates and net assets of registered investment companies other than funds in the Nuveen fund complex with similar investment objectives to the Funds.

Certain information regarding the executive officer and directors of the Sub-Adviser is set forth in Appendix G.

Affiliated Brokerage and Other Fees

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or the Sub-Adviser.

During each Fund’s last fiscal year, no Fund made any material payments to the Adviser or the Sub-Adviser or any affiliated person of the Adviser or the Sub-Adviser for services provided to the Fund (other than pursuant to the Original Investment Management Agreement or Original Sub-Advisory Agreement or fees paid to the Distributor as described herein).

Shareholder Approval

To become effective with respect to a particular Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board of each Fund also determined to submit the Fund’s New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the Fund’s New Sub-Advisory Agreement.

BOARD CONSIDERATIONS

I.	The Approval Process

The Board of each Fund, including the Independent Board Members, is responsible for overseeing the performance of the Adviser and Sub-Adviser to the respective Fund and determining whether to approve or continue such Fund’s Original Investment Management Agreement and Original Sub-Advisory Agreement (collectively, the “Original Advisory Agreements”). Pursuant to the 1940 Act, each Board is required to consider the continuation of the Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen by TIAA-CREF. For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved the New Investment Management Agreements and the New Sub-Advisory Agreements (collectively, the “New Advisory Agreements”) on behalf of the Funds to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Funds; the quality or level of services provided to the Funds; key personnel that service the Funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or Fund operations; and the Funds’ fees and expenses, including the Funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Funds, the Adviser and Sub-Adviser (collectively, the “Fund Advisers” and each a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the

Transaction, respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Funds, TIAA-CREF or the Fund Advisers; the reaction from Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser, the Transaction and its implications to the Funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and Fund Advisers including, among other things: the nature, extent and quality of services provided by a Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of the Fund Adviser; a review of the applicable Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Funds, including, in particular, any changes to those services that the Funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits, or undue burdens or other negative implications that may be imposed on the Funds as a result of the Transaction; the impact on Nuveen or the Funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, Fund performance, Fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain NAM equity and fixed income teams in September 2013 and met with the NAM municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Funds and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Funds and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of the Original Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable open-end or closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund, monitoring and analyzing its performance, to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms, and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing the fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to the fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management, and the development of investment policies and parameters). With respect to the Municipal Total Return Managed Accounts Portfolio and the Enhanced Multi-Strategy Income Managed Accounts Portfolio (each of the foregoing, a “MAPS Fund” and collectively the “MAPS Funds”), the Board Members noted, however, that such Funds are offered via separately managed accounts and may require fewer shareholder services than a typical open-end fund.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the respective Fund. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and its supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the respective Fund Adviser; the ability of the Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Adviser or Funds following the Transaction; and any anticipated changes to the investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of the applicable Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Funds and the Board following the Transaction. The key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise, and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Funds as the Funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to the respective Funds under each applicable New Advisory Agreement were satisfactory and supported approval of the New Advisory Agreements.

B.	The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In considering a Fund’s performance, the Board recognized that a Fund’s performance can be reviewed through various measures including the Fund’s absolute return, the Fund’s return compared to the performance of other peer funds, and the Fund’s performance compared to its respective benchmark. Accordingly, subject to certain exceptions for the MAPS Funds, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for Funds that did not exist for part of the foregoing time frame). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•

The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•

Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•

The investment experience of a particular shareholder in the Funds will vary depending on when such shareholder invests in the applicable Fund, the class held (if multiple classes offered in a Fund) and the performance of the Fund (or respective class) during that shareholder’s investment period.

•

Open-end funds offer multiple classes and the performance of the various classes of a Fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•

The usefulness of comparative performance data as a frame of reference to measure a Fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the Fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Funds from highly relevant to less relevant. For Funds classified with the less relevant Performance Peer Groups, the Board considered a Fund’s performance compared to its benchmark to help assess the Fund’s comparative performance. Funds with less relevant Performance Peer Groups included

Arizona Municipal Bond Fund, Colorado Municipal Bond Fund, Connecticut Municipal Bond Fund, Georgia Municipal Bond Fund, Kansas Municipal Bond Fund, Kentucky Municipal Bond Fund, Louisiana Municipal Bond Fund, Michigan Municipal Bond Fund, Missouri Municipal Bond Fund, New Mexico Municipal Bond Fund, North Carolina Municipal Bond Fund, Tennessee Municipal Bond Fund, Wisconsin Municipal Bond Fund and California High Yield Municipal Bond Fund. A Fund was generally considered to have performed comparably to its benchmark if the Fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the Fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[1] While the Board is cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data for the Funds, the Independent Board Members noted the following:

Certain Funds had demonstrated generally favorable performance in comparison to peers. In this regard, the following Funds performed in the first or second quartile over various periods: Limited Term Municipal Bond Fund, High Yield Municipal Bond Fund, Intermediate Duration Municipal Bond Fund, California Municipal Bond Fund, New Jersey Municipal Bond Fund, Pennsylvania Municipal Bond Fund and Massachusetts Municipal Bond Fund. Ohio Municipal Bond Fund also demonstrated generally favorable performance in comparison to peers; although such Fund was in the third quartile in the one-year period, such Fund was in the first quartile in the three- and five-year periods.

Certain Funds had satisfactory performance compared to their peers. In this regard, Maryland Municipal Bond Fund and New York Municipal Bond Fund performed in the second or third quartile over various periods, and Virginia Municipal Bond Fund performed in the third quartile in the one-year period, the first quartile in the three-year period and the second quartile in the five-year period.

All-American Municipal Bond Fund lagged its peers somewhat in the shorter periods, but demonstrated more favorable performance in the longer periods. Although such Fund performed in the fourth quartile in the one-year period, it was in the first quartile in the three-and five-year periods.

[1]	The Board recognized that the Adviser considered a Fund to have outperformed or underperformed its benchmark if the Fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

With respect to the Funds with Performance Peer Groups classified as less relevant as noted above, the Board considered the Funds’ performance compared to their respective benchmarks and noted that certain Funds’ performance over time was satisfactory compared to the performance of their benchmarks. In this regard, although Colorado Municipal Bond Fund, Louisiana Municipal Bond Fund and Missouri Municipal Bond Fund underperformed their respective benchmarks in the one-year period, they provided generally comparable performance in the three-year period and outperformed their benchmarks in the five-year period. Georgia Municipal Bond Fund provided generally comparable performance to the performance of its benchmark in the one-, three- and five-year periods. Although California High Yield Municipal Bond Fund underperformed its benchmark in the one-year period, it outperformed its benchmark in the three- and five-year periods.

The Board noted that certain other Funds with Performance Peer Groups classified as less relevant, including Arizona Municipal Bond Fund, Connecticut Municipal Bond Fund, Kansas Municipal Bond Fund, Kentucky Municipal Bond Fund, Michigan Municipal Bond Fund, New Mexico Municipal Bond Fund, North Carolina Municipal Bond Fund, Tennessee Municipal Bond Fund and Wisconsin Municipal Bond Fund, underperformed their respective benchmarks over the one- and three-year periods. With respect to each such Fund, the Board also noted the following:

•

Although Arizona Municipal Bond Fund underperformed its benchmark in the one- and three-year periods, such Fund outperformed its benchmark in the five-year period. Such Fund’s underperformance compared to its benchmark in 2013 was primarily due to an overweight in longer duration bonds and in certain lower rated credits. Such Fund, however, provided comparable performance to its benchmark for the first quarter of 2014.

•

Although Connecticut Municipal Bond Fund underperformed its benchmark in the one- and three-year periods, such Fund provided comparable performance to its benchmark in the five-year period. Such Fund’s underperformance compared to its benchmark in 2013 was due to, among other things, an overweight in longer duration bonds and in Puerto Rico securities. The Board recognized that such Fund’s exposure to Puerto Rico was reduced in 2013. Such Fund, however, provided comparable performance to its benchmark for the first quarter of 2014.

•

Although Kansas Municipal Bond Fund underperformed its benchmark in the one- and three-year periods, such Fund provided comparable performance to its benchmark in the five-year period. Such Fund’s underperformance compared to its benchmark in 2013 was primarily due to an overweight in longer duration bonds as well as exposure to Puerto Rico securities and a small amount of leverage. The Board recognized that such Fund’s exposure to Puerto Rico was slightly reduced in 2013. Such Fund, however, outperformed its benchmark in the first quarter of 2014.

•

Kentucky Municipal Bond Fund’s underperformance compared to its benchmark in 2013 was primarily due to an overweight in longer duration bonds as well as exposure to Puerto Rico securities and a small amount of leverage. The Fund’s exposure to Puerto Rico securities was eliminated in 2013. The Fund, however, provided comparable performance to its benchmark for the first quarter of 2014.

•	Michigan Municipal Bond Fund’s underperformance compared to its benchmark was generally due to security selection driven in part by the underperformance of the

Michigan municipal market following the Detroit bankruptcy filing. Such Fund, however, outperformed its benchmark in the first quarter of 2014.

•

New Mexico Municipal Bond Fund’s underperformance in 2013 compared to its benchmark was primarily driven by an overweight in longer duration bonds as well as exposure to Puerto Rico securities. Such Fund’s exposure to Puerto Rico securities was reduced in 2013. Such Fund, however, provided comparable performance to its benchmark for the first quarter of 2014.

•

Although North Carolina Municipal Bond Fund underperformed its benchmark in the one- and three-year periods, such Fund provided comparable performance to its benchmark in the five-year period. Such Fund’s underperformance compared to its benchmark in 2013 was primarily due to an overweight in longer duration bonds. Such Fund, however, outperformed its benchmark in the first quarter of 2014.

•

Tennessee Municipal Bond Fund underperformed its benchmark in the one- and three-year periods. Such Fund’s underperformance compared to its benchmark in 2013 was primarily driven by an overweight in longer duration bonds. Such Fund, however, provided comparable performance to its benchmark in the first quarter of 2014.

•

Wisconsin Municipal Bond Fund’s underperformance compared to its benchmark in 2013 was primarily driven by an overweight in longer duration bonds as well as exposure to Puerto Rico securities. The Fund’s exposure to Puerto Rico was reduced in 2013. Such Fund, however, outperformed its benchmark in the first quarter of 2014.

With respect to Arizona Municipal Bond Fund, Kansas Municipal Bond Fund, Kentucky Municipal Bond Fund, New Mexico Municipal Bond Fund, North Carolina Municipal Bond Fund, Tennessee Municipal Bond Fund and Wisconsin Municipal Bond Fund, exposure to longer duration bonds was a contributor to such Funds’ underperformance compared to their respective benchmarks in the one-year period. The Board noted, however, that longer duration bonds had been additive to performance for such Funds in the three-year period. The Board considered the market conditions, the objectives of such Funds and the investment philosophy underlying the emphasis of longer duration bonds and determined that performance of such Funds over time was satisfactory.

The Board noted that Inflation Protected Municipal Bond Fund and Short Duration High Yield Municipal Bond Fund were relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. Notwithstanding the foregoing, the Independent Board Members noted that although Inflation Protected Municipal Bond Fund was in the fourth quartile for the one-year period ending December 31, 2013, such Fund had three-year performance as of March 31, 2014 and was in the third quartile and outperformed its benchmark for such period.

Finally, in considering the performance of the MAPS Funds, the Board considered each MAPS Fund’s historic performance, as well as the performance of recognized benchmarks. Given their unique structure, the MAPS Funds do not have Performance Peer Groups. The Independent Board Members reviewed performance information including the MAPS Funds’ total return information and performance information for recognized benchmarks for the quarter, one-, three-, and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. In this regard, the Board noted that although Municipal Total Return Managed Accounts Portfolio underperformed its benchmark in the one-year period, it outperformed its benchmark in the three- and five-year periods, and Enhanced Multi-Strategy Income Managed Accounts Portfolio outperformed its benchmark in the one-, three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of the Funds, the Board considered that the portfolio investment personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

Notwithstanding the MAPS Funds, which are discussed below, the Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group (with respect to state municipal funds) may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. Notwithstanding the MAPS Funds, which are discussed below, the Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their peer averages, except for the following Funds, each of which had net management fees slightly higher or higher than the peer average, but net expense ratios below or in line with the peer average: Arizona Municipal Bond Fund; California High Yield Municipal Bond Fund; Colorado Municipal Bond Fund; Connecticut Municipal Bond Fund; Georgia Municipal Bond Fund; Kansas Municipal Bond Fund; Kentucky Municipal Bond Fund; Louisiana Municipal Bond Fund; Maryland Municipal Bond Fund; Michigan Municipal Bond Fund; Missouri Municipal Bond Fund; New Mexico Municipal Bond Fund; North Carolina Municipal Bond Fund; Tennessee Municipal Bond Fund; and Wisconsin Municipal Bond Fund.

With respect to the MAPS Funds, the Independent Board Members recognized the unique fee structure of these Funds. The MAPS Funds do not pay the Adviser or Sub-Adviser a management fee and nearly all expenses are reimbursed by the Adviser. Each MAPS Fund is sold via separately managed accounts. The Adviser therefore receives its advisory fees via the managed account management fee. Such fee is essentially a blended rate comprised of Fund fees pro-rated to the portion of the total product represented by the Fund and the managed account fees associated with the proportion of individual securities in the overall product. Given the different fee structure, and distribution and account support requirements, the Independent Board Members recognized that the expenses incurred by the MAPS Funds (nearly all of which are reimbursed by the Adviser) are not comparable to a Peer Group or other Nuveen funds.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore, the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Funds (as described above) and while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to municipal funds, such other clients of a Fund Adviser may include: municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser. With respect to non-municipal funds, other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that with respect to the MAPS Funds, such Funds are offered via separately managed accounts and therefore may not require or incur the costs of shareholder servicing to the same extent as typical open-end funds. Further, as noted, given the MAPS Funds’ unique fee and expense structure pursuant to which such Funds do not pay management fees and the expenses are reimbursed, comparisons with peers were not available. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including NAM, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Fund and (ii) not to raise expense cap levels for any Fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any Funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under the New Advisory Agreements were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, the Board recognized that it is difficult to predict with any degree of certainty the impact of the

Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that the Fund Adviser’s level of profitability for its advisory activities under the New Advisory Agreements would continue to be reasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. The Independent Board Members recognized, however, that the MAPS Funds do not have fund-level breakpoints given their unique structures.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels, except as noted below. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, because the MAPS Funds do not pay a management fee, there is no applicable fund-level or complex-wide level breakpoint schedule, although their assets will be counted toward the complex-wide total.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase. With respect to the MAPS Funds, the Independent Board Members concluded that the absence of a fund-level and complex-level breakpoint schedule or arrangement was acceptable.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide break point levels. Based on their review, including the considerations in the annual review of the Original Advisory

Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.	Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the applicable Funds and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the respective Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that as the applicable policies and operations of the Fund Advisers with respect to the Funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.	Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any Fund and (ii) not to raise expense cap levels for any Fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any Funds in the ordinary course.

•

The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.	Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements and Interim Sub-Advisory Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement and Original Sub-Advisory Agreement.

PROPOSAL 3: REVISIONS TO, OR ELIMINATION OF, CERTAIN

FUNDAMENTAL INVESTMENT POLICIES

The 1940 Act requires that each Fund adopt certain investment policies that can only be changed by a vote of shareholders. These policies are considered “fundamental.” Each Fund must adopt fundamental policies dealing with the classifications and sub-classifications under the 1940 Act under which the Fund may operate; borrowing money; the issuance of senior securities; engaging in the business of underwriting securities issued by other persons; concentrating investments in a particular industry or group of industries; the purchase and sale of real estate and commodities; and making loans to other persons. These policies are commonly referred to as “fundamental investment restrictions.” A Fund may also elect to designate other policies as fundamental. Each Fund has adopted fundamental investment restrictions with respect to the matters required by the 1940 Act. Certain Funds have also adopted additional fundamental investment restrictions.

Each Fund’s current fundamental investment policies generally reflect industry practices and market and regulatory conditions at the time of inception and adoption of such policies by each Fund. As a result, fundamental investment policies vary across the funds in the Nuveen fund complex. After reviewing the fundamental investment policies of the funds in the Nuveen fund complex, Fund management has developed a more uniform set of fundamental investment policies that reflect current best practices and the evolving market and regulatory environment. Fund management has recommended to the Boards that certain fundamental investment policies be revised or eliminated and the Boards have approved such revisions to, or elimination of, certain fundamental investment policies. Therefore, the Funds are seeking shareholder approval to revise or eliminate certain fundamental investment policies in order to implement this more uniform set of fundamental investment policies. Certain other funds in the Nuveen fund complex are concurrently seeking similar approvals.

The amendment and restatement or elimination of each applicable fundamental investment policy is set forth in a separate proposal below (Proposals 3(a) to 3(j)), and the Funds that will vote on a given proposal are identified under the caption for such proposal. For each proposal, the term “Funds” refers to the Funds voting on the particular proposal. No proposal to amend and restate or eliminate any fundamental investment policy is contingent upon the approval of any other such proposal.

Proposals 3(a) — 3(e) — Revision of Fundamental Investment Policies

Shareholders of those Funds listed under each applicable proposal are being asked to approve amendments and restatements of certain fundamental investment policies. As noted above, these amendments are primarily intended to standardize fundamental investment policies across funds in the Nuveen fund complex. Such standardization of fundamental investment policies is expected to (i) facilitate more effective management of the Funds’ portfolios by the Funds’ Adviser and the Sub-Adviser, (ii) streamline the monitoring of compliance with applicable policies, (iii) eliminate conflicts across Funds among comparable policies resulting from minor variations in their terms and (iv) improve the ability of investors to evaluate and compare applicable investment policies across the Funds. In order to reflect changes over time in industry practices and regulatory requirements, the proposed amendments are intended to update fundamental investment policies that are more restrictive than required under the 1940 Act. Clarifying and modernizing these fundamental investment policies would allow the Funds to operate more efficiently within the limits of the 1940 Act and give the Funds greater flexibility to take advantage of, and react to, changes in financial markets and the development of new investment opportunities and instruments.

If approved by shareholders of a Fund, each amended and restated fundamental investment policy will become effective as to that Fund when that Fund’s Statement of Additional Information (“SAI”) is revised or supplemented to reflect the amendment. If a proposed amendment is not approved by a Fund’s shareholders, the current fundamental investment policy will remain in effect as to that Fund.

Proposals 3(f) — 3(j) — Elimination of Fundamental Investment Policies

In addition, those Funds listed under each applicable proposal are seeking to eliminate certain fundamental investment policies, which address matters not required by the 1940 Act to be the subject of a fundamental policy. Certain of the fundamental investment policies proposed to be eliminated were originally adopted by funds in the Nuveen fund complex to comply with requirements of state “blue sky” securities authorities. However, since the enactment of the National Securities Market Improvement Act of 1996 (“NSMIA”), registered mutual funds, such as the Funds, are no longer required to qualify their shares with state authorities (although funds must still register their shares with states in which the shares are sold) and therefore such fundamental investment policies are no longer required. Funds in the Nuveen fund complex formed after the enactment of NSMIA generally have not adopted such fundamental investment policies.

In order to further standardize the fundamental investment policies of funds in the Nuveen fund complex, eliminate unnecessary restrictions and provide the Funds greater flexibility to purchase investments and to adapt to market, industry, regulatory or technical changes, shareholders are being asked to approve the elimination of certain fundamental investment policies.

If approved by shareholders of a Fund, the elimination of each such fundamental investment policy will become effective as to that Fund when that Fund’s SAI is revised or supplemented to reflect the elimination. If a proposed elimination is not approved by a Fund’s shareholders, the current fundamental investment policy will remain in effect as to that Fund.

Effect on Management of the Funds

These proposals are intended to further standardize the fundamental investment policies of funds in the Nuveen fund complex, eliminate unnecessary restrictions and provide the Funds greater flexibility to purchase investments and to adapt to market, industry, regulatory or technical changes. The Funds will continue to be managed subject to the limitations imposed by the 1940 Act and the rules, regulations and interpretive guidance thereunder, as well as each Fund’s investment objective, investment policies and strategies as stated in a Fund’s Prospectus and SAI. The proposed amendment and restatement and elimination of certain fundamental investment policies is generally not expected to have any material effect on the manner in which any Fund is currently managed.

Each Fund’s investment objective, investment policies and strategies and those fundamental investment policies and restrictions not changed herein will remain unchanged. Before a material change is made to a Fund’s investment objective, investment policies or strategies, the Fund’s Board will be consulted and the Fund’s prospectus or SAI will be revised to disclose the change and, as applicable, any additional risks associated with the change.

Proposal 3(a) — Revision of Fundamental Investment Policy Related to the Purchase and Sale of Commodities

Funds Affected

All Funds

Current Fundamental Investment Policy

The Funds currently have the following fundamental investment policies, which can only be changed by a vote of the relevant Fund’s shareholders:

For all Funds, except Short Duration High Yield Municipal Bond Fund:

The Fund may not purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

For Short Duration High Yield Municipal Bond Fund only:

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

Proposed Fundamental Investment Policy

The Board has proposed the following fundamental investment policy:

The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

The 1940 Act requires each fund to have a fundamental investment policy governing the purchase and sale of commodities. Each Fund has a fundamental investment policy that generally prohibits the Fund from investing in commodities. Recently, the derivatives market has been subject to a changing regulatory environment, including as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act and rules and regulations enacted by various regulatory agencies thereunder. The Commodity Futures Trading Commission (“CFTC”), in addition to having regulatory authority over traditional physical commodities such as corn or gold futures, now has primary regulatory authority over a number of derivative instruments, including certain types of instruments that do not involve physical commodities, such as interest rate swaps, foreign currency options and swaps on broad-based securities indices. The Funds’ fundamental investment policies regarding investing in commodities are not intended to restrict the Funds’ ability to utilize derivatives transactions that are not related to physical commodities, even if such derivatives fall under the regulatory purview of the CFTC. The proposed amended fundamental investment policy is intended to clarify that the restriction applies only to the Funds’ investments in physical commodities, and would establish a comprehensive description of the permitted commodity-related instruments in which a Fund may invest.

In addition, the proposed fundamental investment policy will conform the Funds’ policy relating to commodities to the standard policy of other funds in the Nuveen fund complex. Eliminating variations in the wording of these policies across funds in the Nuveen fund complex is expected to reduce administrative burdens and promote efficient portfolio management. Notwithstanding the flexibility provided by the proposed fundamental investment policy, each Fund would be subject to limitations established, from time to time, by the Board regarding the use and types of instruments permitted pursuant to the fundamental investment policy.

The revised policy will give the Funds greater flexibility to respond to future investment opportunities, subject to the investment objectives and strategies applicable to each Fund. However, it is not currently anticipated that the proposed fundamental investment policy relating to commodities would result in any change to the Funds’ current investment strategies or entail any additional material risks to the Funds.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR this proposal.

Proposal 3(b) — Revision of the Fundamental Policy Related to Issuing Senior Securities

Funds Affected

All Funds, except Enhanced Multi-Strategy Income Managed Accounts Portfolio and Short Duration High Yield Municipal Bond Fund.

Current Fundamental Investment Policy

The Funds currently have the following fundamental investment policy, which can only be changed by a vote of the relevant Fund’s shareholders:

For all Funds, other than Municipal Total Return Managed Accounts Portfolio:

The Fund may not issue senior securities as defined in the 1940 Act, except to the extent such issuance might be involved with respect to borrowings described under [the Fund’s fundamental investment restriction with respect to borrowings] above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

For Municipal Total Return Managed Accounts Portfolio only:

The Fund may not issue senior securities as defined in the 1940 Act, except to the extent such issuance might be involved with respect to borrowings described under [the Fund’s fundamental investment restriction with respect to borrowings] above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information or involving investments in Municipal Obligations that themselves incorporate an element of leverage.

Proposed Fundamental Investment Policy

The Board has proposed the following fundamental investment policy:

The Fund may not issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

The 1940 Act requires each fund to have a fundamental investment policy governing the issuance of “senior securities,” which are obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The proposed fundamental investment policy would permit the Funds to issue senior securities to the extent permitted by the 1940 Act and rules, regulations and interpretations thereunder, as in effect from time to time, and will not refer to particular investment practices. The proposed fundamental investment policy will conform the Funds’ policy relating to senior securities to the standard policy of other funds in the Nuveen fund complex and therefore is expected to reduce administrative burdens and promote efficient portfolio management.

The 1940 Act prohibits a Fund from issuing senior securities except that a Fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A Fund may also borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

In addition, certain investment practices that involve a commitment by a Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that the Fund segregates or earmarks cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The revised policy will not affect the Funds’ existing abilities to engage in these practices.

Amendment of this fundamental investment policy is not expected to have any material effect on the manner in which any Fund is managed, and the Board believes that the proposed fundamental policy regarding issuing senior securities will provide the Funds with maximum flexibility consistent with current legal requirements.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR this proposal.

Proposal 3(c) — Revision of the Fundamental Policy Related to Underwriting

Funds Affected

All Funds, except Enhanced Multi-Strategy Income Managed Accounts Portfolio and Short Duration High Yield Municipal Bond Fund.

Current Fundamental Investment Policy

The Funds currently have the following fundamental investment policy, which can only be changed by a vote of the relevant Fund’s shareholders:

The Fund may not underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations may be deemed to be an underwriting.

Proposed Fundamental Investment Policy

The Board has proposed the following fundamental investment policy:

The Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of securities and other instruments held in its portfolio.

The 1940 Act requires each fund to have a fundamental investment policy governing engaging in the business of underwriting the securities of other issuers. Like the current fundamental investment policy, the proposed fundamental investment policy provides that a Fund generally will not act as an underwriter. However, the proposed fundamental investment policy clarifies that the policy does not restrict the Fund’s ability to purchase and sell any securities or other instruments held in its portfolio, even if the resale of such securities or instruments may cause the Fund to meet the definition of an underwriter under the Securities Act of 1933, and unlike the current policy does not refer to particular types of securities or instruments. The proposed fundamental investment policy will conform the Funds’ policy relating to underwriting to the standard policy of other funds in the Nuveen fund complex and therefore is expected to reduce administrative burdens and promote efficient portfolio management.

Amendment of this fundamental policy is not expected to have any material effect on the manner in which any Fund is managed, and the Board believes that the proposed fundamental policy regarding underwriting will provide the Funds with maximum flexibility to purchase and sell portfolio securities and other instruments in accordance with each Fund’s investment objectives and policies and consistent with current legal requirements.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR this proposal.

Proposal 3(d) — Revision of the Fundamental Policy Related to the Purchase and Sale of Real Estate;

Funds Affected

All Funds, except Enhanced Multi-Strategy Income Managed Accounts Portfolio and Short Duration High Yield Municipal Bond Fund.

Current Fundamental Investment Policy

The Funds currently have the following fundamental investment policy, which can only be changed by a vote of the relevant Fund’s shareholders:

The Fund may not purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

Proposed Fundamental Investment Policy

The Board has proposed the following fundamental investment policy:

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prevent the Fund from purchasing or selling securities or other instruments backed by real estate or interests therein or of issuers engaged in real estate activities.

The 1940 Act requires each Fund to have a fundamental investment policy governing the purchase and sale of real estate. Like the current fundamental investment policy, the proposed fundamental investment policy provides that each Fund generally will not purchase or sell real estate. However, the proposed fundamental investment policy clarifies that (i) a Fund may acquire real estate as a result of ownership of securities or other instruments, without referring specifically to a foreclosure process as the current fundamental investment policy does, and (ii) a Fund may purchase and sell instruments backed by real estate or issued by companies engaged in real estate activities, without referring to particular types of securities or instruments as the current fundamental investment policy does. The proposed fundamental investment policy will conform the Funds’ policy relating to purchasing and selling real estate to the standard policy of other funds in the Nuveen fund complex and therefore is expected to reduce administrative burdens and promote efficient portfolio management.

Amendment of this fundamental policy is not expected to have any material effect on the manner in which any Fund is managed, and the Board believes that the proposed fundamental policy regarding purchasing and selling real estate will provide the Funds with maximum flexibility to purchase and sell portfolio securities and other instruments in accordance with each Fund’s investment objectives and policies and consistent with current legal requirements.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR this proposal.

Proposal 3(e) — Revision of the Fundamental Policy Related to Diversification

Funds Affected

All Funds, except Enhanced Multi-Strategy Income Managed Accounts Portfolio, Municipal Total Return Managed Accounts Portfolio, Inflation Protected Municipal Bond Fund, Kansas Municipal Bond Fund, Louisiana Municipal Bond Fund, New Mexico Municipal Bond Fund and Wisconsin Municipal Bond Fund.

Current Fundamental Investment Policy

The Funds currently have the following fundamental investment policy, which can only be changed by a vote of the relevant Fund’s shareholders:

For all Funds, except Short Duration High Yield Municipal Bond Fund:

Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the U.S. government and to the investment of 25% of such Fund’s assets.

For Short Duration High Yield Municipal Bond Fund only:

With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Proposed Fundamental Investment Policy

The Board has proposed the following fundamental investment policy:

The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

The 1940 Act requires each fund to state whether it is diversified (meaning that it is subject to certain restrictions that limit the percentage of the fund’s assets that may be invested in any single issuer) or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders.

A diversified fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, a diversified fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, a diversified fund may not hold more than 10% of the outstanding voting securities of any one issuer. Under the 1940 Act, these restrictions do not apply to securities of the U.S. government or its agencies or instrumentalities, securities of other investment companies and cash or cash items.

The proposed amendment modifies each Fund’s fundamental investment policy to rely on the definition of the term “diversified” in the 1940 Act rather than stating the relevant limitations that apply under current law. Therefore, under the proposed fundamental investment policy, to the extent that the definition of “diversified” were to be amended, or SEC interpretations thereof were to change over time, the Funds would not need to seek additional shareholder approval at such time to further amend this fundamental investment policy, but could instead continue to invest in a manner consistent with then applicable law. By relying on the definition of the term “diversified,” the proposed fundamental investment policy also clarifies that securities issued by other investment companies are not subject to the fundamental investment policy regarding diversification (although such investments would remain subject to a Fund’s non-fundamental policies regarding investing in other investment companies and the limitations on such investments contained in the 1940 Act). In addition, the proposed fundamental investment policy will conform the Funds’ policy relating to diversification to the standard policy of other funds in the Nuveen fund complex and therefore is expected to reduce administrative burdens and promote efficient portfolio management.

This proposal will not affect the diversification status of any Fund. A Fund’s status as a diversified fund would still only be changeable by a vote of a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act.

Amendment of this fundamental policy is not expected to have any material effect on the manner in which any Fund is managed, and the Board believes that the proposed fundamental policy regarding diversification will provide the Funds with maximum flexibility to invest in accordance with its status as of diversified fund in a manner consistent with current legal requirements.

The Board recommends that you vote FOR this proposal.

Proposal 3(f) — Elimination of the Fundamental Policy Related to Permitted Investments

Funds Affected

All Funds, except Enhanced Multi-Strategy Income Managed Accounts Portfolio and Short Duration High Yield Municipal Bond Fund.

Current Fundamental Investment Policy

The Funds currently have the following fundamental investment policy, which can only be changed by a vote of the relevant Fund’s shareholders:

For all national municipal bond funds:

The Fund may not invest in securities other than Municipal Obligations and short-term securities, except each Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Asset Management, each Fund’s sub-adviser, determines such investment should enable the Fund to better maximize its existing investment in such issuer. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal income taxes.

For all state-specific municipal bond funds, except California High Yield Municipal Bond Fund:

The Fund may not invest in securities other than Municipal Obligations and short-term securities, except each Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Asset Management, each Fund’s sub-adviser, determines such investment should enable the Fund to better maximize its existing investment in such issuer. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local, income taxes.

For California High Yield Municipal Bond Fund only:

The Fund may not invest in securities other than Municipal Obligations and short-term securities, except each Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Asset Management, each Fund’s sub-adviser, determines such investment should enable the Fund to better maximize its existing investment in such issuer. In addition, the Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly, as well as a portion of its assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local, income taxes.

The Board has proposed to eliminate the above fundamental investment policy.

The 1940 Act requires each Fund that identifies itself as a “municipal” fund to adopt a fundamental policy of investing at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds that pay interest that is exempt from regular federal personal income tax (and, if the Fund identifies itself as a single state “municipal” fund, state income tax in the applicable state). Each fund in the Nuveen fund complex that identifies itself as a “municipal” fund has adopted such a policy. However, certain Funds are also subject to the fundamental investment policy set forth above, which is more restrictive than required by applicable law.

Eliminating this fundamental investment policy will promote uniformity among the funds in the Nuveen fund complex. In addition, eliminating this fundamental investment policy will allow greater flexibility to manage each Fund in accordance with its investment objective. Eliminating this fundamental investment policy will also avoid any ambiguity as to whether the current policy could limit a Fund’s ability to utilize certain derivatives transactions for purposes such as managing market risk, credit risk, yield curve risk or the effective maturity or duration of securities in the Fund’s portfolio, even if such transactions are otherwise permitted under the 1940 Act and the Fund’s investment policies and in the best interests of the Fund.

Each Fund’s fundamental policy of investing at least 80% of its assets in municipal bonds that pay interest that is exempt from regular federal personal income tax (and, if the Fund identifies itself as a single state “municipal” fund, state income tax in the applicable state), will remain in effect. Elimination of the fundamental investment policy listed above is not expected to have any material effect on the manner in which any Fund is currently managed, but will give the portfolio managers of each Fund greater flexibility to manage each Fund in accordance with its investment objective, policies and strategies.

The Board recommends that you vote FOR this proposal.

Proposal 3(g) — Elimination of the Fundamental Policy Related to Pledging Assets

Funds Affected

All Funds, except Short Duration High Yield Municipal Bond Fund.

Current Fundamental Investment Policy

The Funds currently have the following fundamental investment policy, which can only be changed by a vote of the relevant Fund’s shareholders:

The Fund may not pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by [the Fund’s fundamental investment restriction with respect to borrowings], it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund’s total assets.

The Board has proposed to eliminate the above fundamental investment policy.

The above fundamental investment policy was originally adopted by funds in the Nuveen fund complex to address then existing requirements in connection with the registration of shares for sale in a particular state or states. However, since the enactment of NSMIA, the Funds are no longer required to qualify their shares with state authorities and therefore such fundamental investment policy is no longer required.

Eliminating this fundamental investment policy will promote uniformity among the funds in the Nuveen fund complex. In addition, as described above under Proposal 3(b), each Fund has proposed to amend its fundamental investment policy regarding the issuance of senior securities to permit the Fund to issue senior securities to the extent permitted by the 1940 Acts without reference to particular investment practices. While the 1940 Act requires each Fund to have a fundamental investment policy regarding the issuance of senior securities, it does not require that a Fund have a separate fundamental investment policy regarding pledging, mortgaging or hypothecating its assets. This existing fundamental investment policy would limit a Fund’s ability to avail itself of the flexibility accorded by the proposed fundamental investment policy regarding issuance of senior securities. Therefore, consistent with the proposed amendment to each Fund’s policy regarding issuance of senior securities, each Fund also proposes to eliminate the separate fundamental investment policy restricting pledging assets.

In addition, eliminating the above fundamental investment policy will allow greater flexibility to manage each Fund in accordance with its investment objective. Eliminating this fundamental investment policy will also avoid any ambiguity as to whether the current policy could limit a Fund’s use of certain derivatives transactions, which could be considered to involve a pledge of a portion of a Fund’s assets, even if the use of such derivatives are otherwise permitted under the 1940 Act and the Fund’s investments policies and in the best interests of the Fund.

Elimination of this fundamental policy is not expected to have any material effect on the manner in which any Fund is managed, and the Board believes that the proposed elimination will provide each Fund with maximum flexibility to implement its investment strategy in accordance with each Fund’s investment objectives and policies and consistent with current legal requirements.

The Board recommends that you vote FOR this proposal.

Proposal 3(h) — Elimination of the Fundamental Policy Related to Investments in Issuers Whose Shares are Owned by the Fund’s Board Members or Officers

Funds Affected

All Funds, except Enhanced Multi-Strategy Income Managed Accounts Portfolio, Municipal Total Return Managed Accounts Portfolio, High Yield Municipal Bond Fund, Short Duration High Yield Municipal Bond Fund and California High Yield Municipal Bond Fund.

Current Fundamental Investment Policy

The Funds currently have the following fundamental investment policy, which can only be changed by a vote of the relevant Fund’s shareholders:

The Fund may not purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those trustees of the Trust, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

The Board has proposed to eliminate the above fundamental investment policy.

The above fundamental investment policy was originally adopted by funds in the Nuveen fund complex to address then existing requirements in connection with the registration of shares for sale in a particular state or states. However, since the enactment of NSMIA, the Funds are no longer required to qualify their shares with state authorities and therefore such fundamental investment policy is no longer required. The 1940 Act does not require that a Fund have a fundamental investment policy regarding investment in issuers whose shares are owned by the Fund’s trustees or officers.

Eliminating this fundamental policy will promote uniformity among the funds in the Nuveen fund complex. Conflicts of interest related to securities ownership by Fund trustees and officers are addressed by the 1940 Act’s restrictions on transactions between affiliated persons of the Funds and by the Funds’ Code of Ethics, which has been adopted by each Fund in accordance with the requirements of the 1940 Act.

Elimination of this fundamental policy is not expected to have any material effect on the manner in which any Fund is managed, and the Board believes that the proposed elimination will provide the Funds with maximum flexibility to purchase and sell portfolio securities and other instruments in accordance with each Fund’s investment objectives and policies and consistent with current legal requirements.

The Board recommends that you vote FOR this proposal.

Proposal 3(i) — Elimination of the Fundamental Policy Related to Short Sales and Purchases on Margin

Funds Affected

All Funds, except Enhanced Multi-Strategy Income Managed Accounts Portfolio and Short Duration High Yield Municipal Bond Fund.

Current Fundamental Investment Policy

The Funds currently have the following fundamental investment policy, which can only be changed by a vote of the relevant Fund’s shareholders:

The Fund may not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

The Board has proposed to eliminate the above fundamental investment policy.

The above fundamental investment policy was originally adopted by funds in the Nuveen fund complex to address then existing requirements in connection with the registration of shares for sale in a particular state or states. However, since the enactment of NSMIA, the Funds are no longer required to qualify their shares with state authorities and therefore such fundamental investment policy is no longer required. The 1940 Act does not require that a Fund have a fundamental investment policy regarding short sales or purchases on margin. Eliminating this fundamental policy will promote uniformity among the funds in the Nuveen fund complex.

With respect to making short sales, each Fund has no current intention to engage in short sales. Any Fund’s use of short sales would be subject to the restrictions of the 1940 Act. A Fund’s prospectus or statement of additional information would be amended to provide details about the purposes of and limitations upon such short sales, and to disclose the risks of such transactions, before a material portion of the Fund’s assets are used in such investments.

With respect to purchasing securities on margin, current 1940 Act provisions related to issuing senior securities restrict the Funds from purchasing securities on margin. However, by eliminating the fundamental investment restriction, were applicable law to allow such transactions in the future and a Fund were to desire to engage in such transactions, shareholder approval would not be needed at such time. In addition, eliminating this restriction would eliminate any possibility that this restriction could be interpreted to limit a Fund’s ability to make margin payments in connection with derivatives transactions that are otherwise permitted for the Fund.

Elimination of this fundamental policy is not expected to have any material effect on the manner in which any Fund is managed, and the Board believes that the proposed elimination will provide the Funds with maximum flexibility to purchase and sell portfolio securities and other instruments in accordance with each Fund’s investment objectives and policies and consistent with current legal requirements.

The Board recommends that you vote FOR this proposal.

Proposal 3(j) — Elimination of the Fundamental Policy Related to Writing Options

Funds Affected

All Funds, except Enhanced Multi-Strategy Income Managed Accounts Portfolio, Municipal Total Return Managed Accounts Portfolio and Short Duration High Yield Municipal Bond Fund.

Current Fundamental Investment Policy

The Funds currently have the following fundamental investment policy, which can only be changed by a vote of the relevant Fund’s shareholders:

The Fund may not write or purchase put or call options, except to the extent that the purchase of a standby commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

The Board has proposed to eliminate the above fundamental investment policy.

The above fundamental investment policy was originally adopted by funds in the Nuveen fund complex to address then existing requirements in connection with the registration of shares for sale in a particular state or states. However, since the enactment of NSMIA, the Funds are no longer required to qualify their shares with state authorities and therefore such fundamental investment policy is no longer required. The 1940 Act does not require that a Fund have a fundamental investment policy regarding writing or purchasing options. Eliminating this fundamental policy will promote uniformity among the funds in the Nuveen fund complex.

The current fundamental investment restriction permits such transactions in accordance with a Fund’s non-fundamental investment policies as set forth in the Fund’s prospectus or statement of additional information. Thus, eliminating the fundamental investment policy would have no effect on the management of the Fund, but would conform the Fund’s fundamental investment policies to those of other funds in the Nuveen fund complex and therefore reduce administrative burdens.

Elimination of this fundamental policy is not expected to have any material effect on the manner in which any Fund is managed, and the Board believes that the proposed elimination will provide the Funds with maximum flexibility to purchase and sell portfolio securities and other instruments in accordance with each Fund’s investment objectives and policies and consistent with current legal requirements.

The Board recommends that you vote FOR this proposal.

Shareholder Approval

Each of the above proposed revisions to or eliminations of fundamental investment policies must be approved by a vote of a majority of the outstanding voting securities of the applicable Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of each of the above proposals, abstentions and broker non-votes will have the same effect as shares voted against a proposal.

PROPOSAL 4: ELECTION OF BOARD MEMBERS

At each Trust’s Meeting, twelve (12) Board Members are to be elected to serve until their successors shall have been duly elected and qualified.

Current Board Members Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth and nominees Williams Adams IV and Thomas S. Schreier, Jr. are the nominees for election by all shareholders.

Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Carole E. Stone were last elected to each Trust’s Board at a special meeting of shareholders held on October 12, 2007. John K. Nelson was appointed as a Board Member of each Trust effective as of September 1, 2013. Virginia L. Stringer was appointed as a Board Member of each Trust effective as of January 1, 2011. Terence J. Toth was appointed as a Board Member of each Trust effective as of July 1, 2008. Williams Adams IV and Thomas S. Schreier, Jr. do not currently serve on the Board of each Trust, but serve on the boards of other Nuveen funds, and are nominees for election at the Meeting.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed above unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Trust if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Trust’s present Board.

Other than Messrs. Adams and Schreier, all Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Funds or of the Adviser and have never been an employee or director of Nuveen, the Adviser’s parent company, or any affiliate.

The Board unanimously recommends that shareholders vote FOR the election of the nominees named herein.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS

William J. Schneider(2) 333 West Wacker Drive Chicago, IL 60606 (1944)	Chairman of the Board; Board Member	Term: Indefinite Length of service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member, Med-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Director Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	201	None

Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (1940)	Board Member	Term: Indefinite Length of service: Since 1996; Chairman of the Board (2008-July 1, 2013); Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	201	None

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (1948)	Board Member	Term: Indefinite Length of service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	201	Director and Vice Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (1948)	Board Member	Term: Indefinite Length of service: Since 2004	Dean Emeritus (since June 30, 2012), formerly Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2005) and President (since July 2012) of Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	201	Director (since 2004) of Xerox Corporation

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (1942)	Board Member	Term: Indefinite Length of service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	201	None

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 (1962)	Board Member	Term: Indefinite Length of service: Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); former Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets — the Americas (2006-2007), CEO of Wholesale Banking — North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading — North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	201	None

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (1947)	Board Member	Term: Indefinite Length of service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	201	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (1947)	Board Member	Term: Indefinite Length of service: Since 2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	201	Director, CBOE Holdings, Inc. (since 2010)

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (1944)	Board Member	Term: Indefinite Length of service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	201	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Terence J. Toth(3) 333 West Wacker Drive Chicago, IL 60606 (1959)	Board Member	Term: Indefinite Length of service: Since 2008	Managing Partner, Promus Capital (since 2008); Director of Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	201	None

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years
INTERESTED BOARD MEMBER NOMINEES

William Adams IV(4) 333 West Wacker Drive Chicago, IL 60606 (1955)	Board Member Nominee	Term: Indefinite Length of service: Since 2013	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President, U.S. Structured Products, (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	125	None

Thomas S. Schreier, Jr.(4) 333 West Wacker Drive Chicago, IL 60606 (1962)	Board Member Nominee	Term: Indefinite Length of service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	125	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)

Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, LLC, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.

(4)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

Share Ownership

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen complex.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2013 is set forth in Appendix H. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and executive officers of the Funds as a group as of December 31, 2013 is set forth in Appendix H. As of the Record Date, each Board Member’s and executive officer’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of the Record Date, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund.

Compensation

Prior to January 1, 2014, each Independent Board Member received a $140,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee received $12,500 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee, at the time of formation, determined compensation to be paid to the members of such committees; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2014, Independent Board Members receive a $150,000 annual retainer plus: (a) a fee of $5,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will, at the time of formation, determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Trusts have no employees. The officers of the Trusts and the Board Members of each Trust who are not Independent Board Members serve without any compensation from the Funds.

The tables set forth in Appendix I show, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member for its last fiscal year and the aggregate compensation paid by all Nuveen funds to each Board Member for the calendar year ended December 31, 2013.

Board Leadership and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. The number of Executive Committee meetings of each Trust held during the calendar year ended December 31, 2013 is shown in Appendix J.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, William C. Hunter, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Trust held during the calendar year ended December 31, 2013 is shown in Appendix J.

Audit Committee. The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is available at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. The number of Audit Committee meetings of each Trust held during the calendar year ended December 31, 2013 is shown in Appendix J.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson and Virginia L. Stringer. The number of Compliance Committee meetings of each Trust held during the calendar year ended December 31, 2013 is shown in Appendix J.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, the Sub-Adviser, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. This committee is composed of Independent Board Members. The members of the Nominating and Governance Committee are William J. Schneider, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Trust held during the calendar year ended December 31, 2013 is shown in Appendix J.

Open-End Funds Committee. The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Judith M. Stockdale, Virginia L. Stringer and Terence J. Toth, Chair. The number of Open-End Funds Committee meetings of each Trust held during the calendar year ended December 31, 2013 is shown in Appendix J.

Number of Board Meetings. The number of regular quarterly meetings and special meetings held by the Board of each Trust held during the calendar year ended December 31, 2013 is shown in Appendix J.

Board Member Attendance. During the calendar year ended December 31, 2013, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at shareholder meetings of the Funds is posted on the Funds’ website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV. Mr. Adams, an interested Board Member Nominee, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner. Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans. President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant

Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter. Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert. Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

John K. Nelson. Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic

American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City and was former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider. Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development company, of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr. Mr. Schreier, an interested Board Member Nominee, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale. Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through

1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer. Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth. Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	201

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director - Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	201

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	201

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly Senior Vice President (2013-2014) and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	201

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	201

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	201

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	201

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	201

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	201

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	201

Jeffery Wilson 333 West Wacker Drive Chicago, IL 60606 1956	Vice President	Term: Annual Length of Service: Since August 2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

Independent Registered Public Accounting Firm

The Independent Board Members unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit the books and records of each Fund for each Fund’s most recently completed fiscal year.

A representative of PwC will be present at the Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. PwC has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

As of the date of this Proxy Statement, the Independent Board Members have not yet selected the independent public accounting firm to audit the books and records of each Fund for each Fund’s current fiscal year.

Audit and Related Fees

The tables set forth in Appendix K provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the

Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Shareholder Approval

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR the election of each nominee of the Board.

ADDITIONAL INFORMATION

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. You may contact the Funds at (877) 821-2278 to obtain directions to the site of the Meeting.

Principal Shareholders

As of the Record Date, no shareholder owned, beneficially or of record, more than 5% of any class of shares of any Fund, except as provided in Appendix L.

As of the Record Date, Nuveen and its affiliates and employees beneficially owned a majority of the outstanding voting securities of the following Funds:

Fund	Percentage of Outstanding Voting Securities
Enhanced Multi-Strategy Income Managed Accounts Portfolio	95%

Nuveen and its affiliates and employees intend to vote FOR each proposal listed in this Joint Proxy Statement. As a result, the New Investment Management Agreement and New Sub-Advisory Agreement(s) and applicable revisions to, or eliminations of, fundamental investment policies are expected to be approved with respect to Enhanced Multi-Strategy Income Managed Accounts Portfolio regardless of how other shareholders vote on such proposals.

Shareholder Proposals

The Trusts generally do not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trusts do not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of a Trust should send their written proposal to such Trust at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received a reasonable time before the Trust begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen,

333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid 50% by Nuveen/TIAA-CREF and 50% by the Funds (allocated among the Funds based on relative net assets). Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $2,500 per Fund plus reasonable expenses.

Fiscal Year

The fiscal year end of each Fund is set forth on Appendix A.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following the applicable period. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on August 5, 2014

Each Fund’s proxy statement is available at www.nuveenproxy.com/ProxyInfo/MF/Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at any Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to any proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Funds. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the Meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

June 17, 2014

Appendix A

FUND INFORMATION

Fund Name	Abbreviated Fund Name	Fiscal Year End	Shares of Each Class Outstanding as of the Record Date
			Class A	Class B	Class C	Class C2	Class I
Nuveen Municipal Trust
Nuveen All-American Municipal Bond Fund	All-American Municipal Bond Fund	4/30	81,304,516	185,686	759,793	30,977,368	85,286,034
Nuveen High Yield Municipal Bond Fund	High Yield Municipal Bond Fund	4/30	190,634,447	499,712	6,900,904	85,791,015	255,271,868
Nuveen Inflation Protected Municipal Bond Fund	Inflation Protected Municipal Bond Fund	4/30	2,752,657	—	24,493	919,172	2,283,080
Nuveen Intermediate Duration Municipal Bond Fund	Intermediate Duration Municipal Bond Fund	4/30	104,458,989	118,007	368,503	13,666,830	357,183,700
Nuveen Limited Term Municipal Bond Fund	Limited Term Municipal Bond Fund	4/30	117,560,866	—	1,297,115	55,288,906	162,150,646
Nuveen Short Duration High Yield Municipal Bond Fund	Short Duration High Yield Municipal Bond Fund	4/30	41,874,354	—	2,017,102	4,387,307	96,860,028

Nuveen Multistate Trust I
Nuveen Arizona Municipal Bond Fund	Arizona Municipal Bond Fund	5/31	3,973,233	—	10,599	856,007	2,389,764
Nuveen Colorado Municipal Bond Fund	Colorado Municipal Bond Fund	5/31	4,802,142	—	45,417	1,107,360	4,424,536
Nuveen Maryland Municipal Bond Fund	Maryland Municipal Bond Fund	5/31	6,850,748	—	92,045	3,329,003	5,196,911
Nuveen New Mexico Municipal Bond Fund	New Mexico Municipal Bond Fund	5/31	4,810,570	—	38,041	1,712,951	1,367,271
Nuveen Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Bond Fund	5/31	10,267,758	—	106,610	4,175,712	10,498,943
Nuveen Virginia Municipal Bond Fund	Virginia Municipal Bond Fund	5/31	16,186,066	—	141,542	4,924,450	12,009,887

Nuveen Multistate Trust II
Nuveen California High Yield Municipal Bond Fund	California High Yield Municipal Bond Fund	2/28	24,916,487	—	594,930	5,956,248	14,712,685
Nuveen California Municipal Bond Fund	California Municipal Bond Fund	2/28	26,045,740	—	368,599	5,579,797	30,419,333
Nuveen Connecticut Municipal Bond Fund	Connecticut Municipal Bond Fund	2/28	18,416,417	—	62,692	4,262,946	4,009,957
Nuveen Massachusetts Municipal Bond Fund	Massachusetts Municipal Bond Fund	2/28	10,219,115	—	70,599	2,790,466	11,242,191
Nuveen New Jersey Municipal Bond Fund	New Jersey Municipal Bond Fund	2/28	13,768,836	—	253,403	4,407,835	6,697,351
Nuveen New York Municipal Bond Fund	New York Municipal Bond Fund	2/28	29,199,319	—	196,442	7,147,660	25,757,308

A-1

Fund Name	Abbreviated Fund Name	Fiscal Year End	Shares of Each Class Outstanding as of the Record Date
			Class A		Class B	Class C	Class C2	Class I
Nuveen Multistate Trust III
Nuveen Georgia Municipal Bond Fund	Georgia Municipal Bond Fund	5/31	8,791,378		—	29,397	3,104,817	3,057,553
Nuveen Louisiana Municipal Bond Fund	Louisiana Municipal Bond Fund	5/31	6,848,878		—	20,544	2,281,251	581,951
Nuveen North Carolina Municipal Bond Fund	North Carolina Municipal Bond Fund	5/31	15,773,816		—	173,661	4,183,341	17,045,505
Nuveen Tennessee Municipal Bond Fund	Tennessee Municipal Bond Fund	5/31	25,727,072		—	137,080	7,890,926	3,596,873

Nuveen Multistate Trust IV
Nuveen Kansas Municipal Bond Fund	Kansas Municipal Bond Fund	5/31	12,189,531		—	117,050	4,467,780	1,474,771
Nuveen Kentucky Municipal Bond Fund	Kentucky Municipal Bond Fund	5/31	27,686,237		—	74,550	4,829,135	1,398,564
Nuveen Michigan Municipal Bond Fund	Michigan Municipal Bond Fund	5/31	9,380,586		—	33,527	2,142,828	2,349,814
Nuveen Missouri Municipal Bond Fund	Missouri Municipal Bond Fund	5/31	19,988,470		—	79,422	2,842,667	13,939,363
Nuveen Ohio Municipal Bond Fund	Ohio Municipal Bond Fund	5/31	25,248,818		—	154,175	5,632,555	13,318,169
Nuveen Wisconsin Municipal Bond Fund	Wisconsin Municipal Bond Fund	5/31	4,586,352		—	84,174	1,420,947	1,999,626

Nuveen Managed Accounts Portfolios Trust
Enhanced Multi-Strategy Income Managed Accounts Portfolio(1)	Enhanced Multi-Strategy Income Managed Accounts Portfolio	7/31	527,531	(1)	—	—	—	—
Municipal Total Return Managed Accounts Portfolio(1)	Municipal Total Return Managed Accounts Portfolio	7/31	31,633,387	(1)	—	—	—	—

(1)	Each of Enhanced Multi-Strategy Income Managed Accounts Portfolio and Municipal Total Return Managed Accounts Portfolio has a single class of shares outstanding as of the Record Date.

A-2

Appendix B

DATES RELATING TO ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

Fund	Date of Original Investment Management Agreement	Date Original Investment Management Agreement Last Approved by Shareholders		Date Original Investment Management Agreement Last Approved For Continuance by Board
Nuveen Municipal Trust
All-American Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 22, 2007	(1)	April 30, 2014
High Yield Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 22, 2007	(1)	April 30, 2014
Inflation Protected Municipal Bond Fund	March 8, 2011	March 11, 2011	(2)	April 30, 2014
Intermediate Duration Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
Limited Term Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
Short Duration High Yield Municipal Bond Fund	February 1, 2013	February 1, 2013	(2)	April 30, 2014

Nuveen Multistate Trust I
Arizona Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
Colorado Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
Maryland Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
New Mexico Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
Pennsylvania Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
Virginia Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014

Nuveen Multistate Trust II
California High Yield Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
California Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
Connecticut Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
Massachusetts Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
New Jersey Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
New York Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 22, 2007	(1)	April 30, 2014

B-1

Fund	Date of Original Investment Management Agreement	Date Original Investment Management Agreement Last Approved by Shareholders		Date Original Investment Management Agreement Last Approved For Continuance by Board
Nuveen Multistate Trust III
Georgia Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
Louisiana Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 22, 2007	(1)	April 30, 2014
North Carolina Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
Tennessee Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014

Nuveen Multistate Trust IV
Kansas Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
Kentucky Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
Michigan Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
Missouri Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
Ohio Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014
Wisconsin Municipal Bond Fund	November 13, 2007 as amended January 1, 2011	October 12, 2007	(1)	April 30, 2014

Nuveen Managed Accounts Portfolios Trust
Enhanced Multi-Strategy Income Managed Accounts Portfolio	November 13, 2007 as amended December 20, 2007	October 12, 2007	(1)	April 30, 2014
Municipal Total Return Managed Accounts Portfolio	November 13, 2007 as amended December 20, 2007	January 5, 2008	(2)	April 30, 2014

(1)	The Original Investment Management Agreement was approved by shareholders in connection with a previous change in control of Nuveen.
(2)	The Original Investment Management Agreement was approved by a Consent of Sole Shareholder.

B-2

Appendix C

INVESTMENT MANAGEMENT FEE INFORMATION

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level	Effective Rate at Breakpoint Level
First $55 billion	.2000%
$56 billion	.1996%
$57 billion	.1989%
$60 billion	.1961%
$63 billion	.1931%
$66 billion	.1900%
$71 billion	.1851%
$76 billion	.1806%
$80 billion	.1773%
$91 billion	.1691%
$125 billion	.1599%
$200 billion	.1505%
$250 billion	.1469%
$300 billion	.1445%

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

Each Fund’s complex-level fee rate is determined by taking the current overall complex-level fee rate, which is based on the aggregate amount of the “eligible assets” of all Nuveen Funds pursuant to the schedule above, and making, as appropriate, upward adjustments to that rate based upon the percentage of each Fund’s assets that are not “eligible assets.” Certain Funds (All-American Municipal Bond Fund, Intermediate Duration Municipal Bond Fund, Colorado Municipal Bond Fund, California Municipal Bond Fund, Missouri Municipal Bond Fund, Ohio Municipal Bond Fund) have merged with former First American Funds and, as a result, a portion of their assets are not “eligible assets.” As a result, not all Funds have the same complex-level fee rate. The maximum overall complex-level fee rate is 0.2000% of a Fund’s average daily net assets, which is based upon complex-level eligible assets of $55 billion, with the overall complex-level fee rate decreasing incrementally (as shown in the table above) for eligible assets above that level. Fund-specific complex-level fee rates will not exceed the maximum overall complex-level fee rate of 0.2000%. Each Fund’s fund-specific complex-level fee rate as of December 31, 2013 is set forth on the following chart.

Fund-Level Fee Rates, Fund-Specific Complex-Level Fee Rate, Effective Management Fee Rate, Management Fees Paid, Fees Paid to Distributor and Net Assets

Fund	Fiscal Year End	Fund Level Fee			Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
Nuveen Municipal Trust
All-American Municipal Bond Fund	4/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3000 0.2875 0.2750 0.2625 0.2500 0.2250 0.2125	% % % % % % %	0.1745%	0.43%	$10,338,580	$4,952,334	$2,161,575,216

High Yield Municipal Bond Fund	4/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.4000 0.3875 0.3750 0.3625 0.3500 0.3250	% % % % % %	0.1686%	0.50%	$38,412,674	$16,493,731	$6,955,697,576

Inflation Protected Municipal Bond Fund(1)	4/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.3000 0.2875 0.2750 0.2625 0.2500 0.2250	% % % % % %	0.1686%	0.47%	$397,069	$178,156	$69,797,888

Fund	Fiscal Year End	Fund Level Fee			Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
Intermediate Duration Municipal Bond Fund(1)	4/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3000 0.2875 0.2750 0.2625 0.2500 0.2250 0.2125	% % % % % % %	0.1741%	0.42%	$16,114,075	$2,280,534	$3,731,740,991

Limited Term Municipal Bond Fund	4/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.2500 0.2375 0.2250 0.2125 0.2000 0.1750 0.1625	% % % % % % %	0.1686%	0.36%	$13,426,564	$6,398,879	$3,650,313,869

Short Duration High Yield Municipal Bond Fund(1)	4/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.4000 0.3875 0.3750 0.3625 0.3500 0.3250	% % % % % %	0.1686%	0.54%	$3,080,856	$607,674	$717,195,703

Nuveen Multistate Trust I
Arizona Municipal Bond Fund	5/31*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1686%	0.52%	$434,584	$177,518	$74,710,490

Effective Fund	Fiscal Year End	Fund Level Fee			Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
Colorado Municipal Bond Fund	5/31*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1843%	0.53%	$706,908	$229,682	$105,473,160

Maryland Municipal Bond Fund	5/31*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1686%	0.51%	$1,026,156	$496,800	$160,953,305

New Mexico Municipal Bond Fund	5/31*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1686%	0.52%	$507,607	$316,119	$75,634,930

Pennsylvania Municipal Bond Fund	5/31*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1686%	0.51%	$1,497,676	$579,523	$255,602,942

Fund	Fiscal Year End	Fund Level Fee			Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
Virginia Municipal Bond Fund	5/31*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1686%	0.50%	$2,263,964	$939,803	$351,536,878

Nuveen Multistate Trust II
California High Yield Municipal Bond Fund(1)	2/28	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.4000 0.3875 0.3750 0.3625 0.3500 0.3250	% % % % % %	0.1686%	0.56%	$1,744,562	$752,880	$278,226,953

California Municipal Bond Fund(1)	2/28	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1730%	0.50%	$3,359,040	$1,049,730	$619,602,817

Connecticut Municipal Bond Fund	2/28	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1686%	0.51%	$1,684,198	$875,166	$282,902,968

Fund	Fiscal Year End	Fund Level Fee			Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
Massachusetts Municipal Bond Fund(1)	2/28	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1686%	0.51%	$1,261,997	$440,838	$230,978,619

New Jersey Municipal Bond Fund	2/28	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1686%	0.51%	$1,518,226	$734,586	$275,382,952

New York Municipal Bond Fund(1)	2/28	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1686%	0.50%	$3,548,558	$1,336,885	$662,225,956

Nuveen Multistate Trust III
Georgia Municipal Bond Fund	5/31*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1686%	0.51%	$976,034	$497,324	$160,901,630

Fund	Fiscal Year End	Fund Level Fee			Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
Louisiana Municipal Bond Fund	5/31*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1686%	0.52%	$662,006	$412,672	$107,432,793

North Carolina Municipal Bond Fund	5/31*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1686%	0.50%	$2,375,293	$791,430	$390,741,113

Tennessee Municipal Bond Fund	5/31*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1686%	0.50%	$2,527,458	$1,566,682	$430,402,026

Nuveen Multistate Trust IV
Kansas Municipal Bond Fund	5/31*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1686%	0.51%	$1,234,025	$775,874	$192,604,632

Fund	Fiscal Year End	Fund Level Fee			Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
Kentucky Municipal Bond Fund	5/31*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1686%	0.50%	$2,304,358	$1,270,186	$370,072,670

Michigan Municipal Bond Fund	5/31*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1686%	0.51%	$1,095,172	$548,684	$157,238,862

Missouri Municipal Bond Fund	5/31*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1796%	0.51%	$2,421,515	$769,651	$401,170,123

Ohio Municipal Bond Fund(1)	5/31*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1719%	0.50%	$2,991,613	$1,262,852	$493,722,045

Fund	Fiscal Year End	Fund Level Fee			Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
Wisconsin Municipal Bond Fund	5/31*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750 0.2500	% % % % % % %	0.1686%	0.52%	$584,868	$246,864	$79,825,990

Nuveen Managed Accounts Portfolios Trust
Enhanced Multi-Strategy Income Managed Accounts Portfolio(2)	7/31	—	—		—	—	—	—	$5,496,228

Municipal Total Return Managed Accounts Portfolio(2)	7/31	—	—		—	—	—	—	$280,577,736
†	Management fees (net of fee waivers and expense reimbursements, where applicable) paid to the Adviser during the Fund’s last fiscal year as a percentage of average daily net assets.
(1)	The Adviser has agreed to waive fees and/or reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the amount of average daily net assets of any class of Fund shares as set forth in the table below and for the time periods as stated in the table below. Such expense limitations may be terminated or modified prior to that date only with the approval of the Board of the Fund. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

Fund	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
Municipal Trust
Inflation Protected Municipal Bond Fund	0.600%	August 31, 2015	1.05%
Intermediate Duration Municipal Bond Fund	—	—	0.750%
Short Duration High Yield Municipal Bond Fund	0.650%	April 30, 2016	—

Multistate Trust II
California High Yield Municipal Bond Fund	—	—	1.00%
California Municipal Bond Fund	—	—	0.750%
Massachusetts Municipal Bond Fund	—	—	0.750%
New York Municipal Bond Fund	—	—	0.750%

Multistate Trust IV
Ohio Municipal Bond Fund	—	—	0.750%

(2)	Each of Enhanced Multi-Strategy Income Managed Accounts Portfolio and Municipal Total Return Managed Accounts Portfolio does not pay any direct management fees. The Adviser has agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.
*	For each Fund with a fiscal year end of May 31, “Fees Paid to the Adviser During Last Fiscal Year” presented in this table are for the fiscal year ended May 31, 2013, which is the most recent year for which such data is available.

Appendix D

DATES RELATING TO ORIGINAL SUB-ADVISORY AGREEMENTS

Fund	Sub-Adviser	Date of Original Sub- Advisory Agreement	Date Original Sub- Advisory Agreement Last Approved by Shareholders	Date Original Sub-Advisory Agreement Last Approved For Continuance by Board
Nuveen Municipal Trust
All-American Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
High Yield Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
Inflation Protected Municipal Bond Fund	NAM	March 8, 2011	March 11, 2011(1)	April 30, 2014
Intermediate Duration Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
Limited Term Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
Short Duration High Yield Municipal Bond Fund	NAM	February 1, 2013	February 1, 2013(1)	April 30, 2014

Nuveen Multistate Trust I
Arizona Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
Colorado Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
Maryland Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
New Mexico Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
Pennsylvania Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
Virginia Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014

Nuveen Multistate Trust II
California High Yield Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
California Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
Connecticut Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
Massachusetts Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
New Jersey Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
New York Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014

D-1

Fund	Sub-Adviser	Date of Original Sub- Advisory Agreement	Date Original Sub- Advisory Agreement Last Approved by Shareholders	Date Original Sub-Advisory Agreement Last Approved For Continuance by Board
Nuveen Multistate Trust III
Georgia Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
Louisiana Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
North Carolina Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
Tennessee Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014

Nuveen Multistate Trust IV
Kansas Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
Kentucky Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
Michigan Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
Missouri Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
Ohio Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014
Wisconsin Municipal Bond Fund	NAM	January 1, 2011	†	April 30, 2014

Nuveen Managed Accounts Portfolios Trust
Enhanced Multi-Strategy Income Managed Accounts Portfolio	NAM	January 1, 2011	†	April 30, 2014
Municipal Total Return Managed Accounts Portfolio	NAM	January 1, 2011	†	April 30, 2014

†	Prior to January 1, 2011, the Fund was managed by the Adviser. Effective January 1, 2011, the Adviser formed a subsidiary, NAM, to house its portfolio management capabilities and entered into an investment sub-advisory agreement between the Adviser and NAM with respect to the Fund. The date shareholders last approved the Original Investment Management Agreement between the Fund and the Adviser is set forth on Appendix B.

(1)	The Original Sub-Advisory Agreement was approved by a Consent of Sole Shareholder.

D-2

Appendix E

SUB-ADVISORY FEE RATES AND SUB-ADVISORY FEES PAID

Fund	Fiscal Year End	Sub-Advisor	Sub-Advisory Fee Rate as a Percentage of the Net Management Fee Paid by the Fund to the Adviser	Fees Paid to the Sub- Adviser During Last Fiscal Year	Net Assets as of 12/31/2013
Nuveen Municipal Trust
All-American Municipal Bond Fund	4/30	NAM	60.0000%	$6,203,148	$2,161,575,216
High Yield Municipal Bond Fund	4/30	NAM	66.6667%	$25,608,462	$6,955,697,576
Inflation Protected Municipal Bond Fund	4/30	NAM	60.0000%	$137,807	$69,797,888
Intermediate Duration Municipal Bond Fund	4/30	NAM	50.0000%	$8,057,038	$3,731,740,991
Limited Term Municipal Bond Fund	4/30	NAM	44.4444%	$5,966,149	$3,650,313,869
Short Duration High Yield Municipal Bond Fund	4/30	NAM	66.6667%	$1,892,956	$717,195,703

Nuveen Multistate Trust I
Arizona Municipal Bond Fund	5/31*	NAM	45.4545%	$197,538	$74,710,490
Colorado Municipal Bond Fund	5/31*	NAM	45.4545%	$320,934	$105,473,160
Maryland Municipal Bond Fund	5/31*	NAM	45.4545%	$466,434	$160,953,305
New Mexico Municipal Bond Fund	5/31*	NAM	45.4545%	$230,730	$75,634,930
Pennsylvania Municipal Bond Fund	5/31*	NAM	45.4545%	$680,761	$255,602,942
Virginia Municipal Bond Fund	5/31*	NAM	45.4545%	$1,029,073	$351,536,878

Nuveen Multistate Trust II
California High Yield Municipal Bond Fund	2/28	NAM	58.3333%	$1,017,660	$278,226,953
California Municipal Bond Fund	2/28	NAM	45.4545%	$1,526,835	$619,602,817
Connecticut Municipal Bond Fund	2/28	NAM	45.4545%	$765,544	$282,902,968
Massachusetts Municipal Bond Fund	2/28	NAM	45.4545%	$573,635	$230,978,619
New Jersey Municipal Bond Fund	2/28	NAM	45.4545%	$690,102	$275,382,952
New York Municipal Bond Fund	2/28	NAM	45.4545%	$1,612,979	$662,225,956

E-1

Fund	Fiscal Year End	Sub-Advisor	Sub-Advisory Fee Rate as a Percentage of the Net Management Fee Paid by the Fund to the Adviser	Fees Paid to the Sub- Adviser During Last Fiscal Year	Net Assets as of 12/31/2013
Nuveen Multistate Trust III
Georgia Municipal Bond Fund	5/31*	NAM	45.4545%	$443,651	$160,901,630
Louisiana Municipal Bond Fund	5/31*	NAM	45.4545%	$300,911	$107,432,793
North Carolina Municipal Bond Fund	5/31*	NAM	45.4545%	$1,079,678	$390,741,113
Tennessee Municipal Bond Fund	5/31*	NAM	45.4545%	$1,148,843	$430,402,026

Nuveen Multistate Trust IV
Kansas Municipal Bond Fund	5/31*	NAM	45.4545%	$560,920	$192,604,632
Kentucky Municipal Bond Fund	5/31*	NAM	45.4545%	$1,047,434	$370,072,670
Michigan Municipal Bond Fund	5/31*	NAM	45.4545%	$497,805	$157,238,862
Missouri Municipal Bond Fund	5/31*	NAM	45.4545%	$1,100,687	$401,170,123
Ohio Municipal Bond Fund	5/31*	NAM	45.4545%	$1,359,823	$493,722,045
Wisconsin Municipal Bond Fund	5/31*	NAM	45.4545%	$265,849	$79,825,990

Nuveen Managed Accounts Portfolios Trust
Enhanced Multi-Strategy Income Managed Accounts Portfolio(1)	7/31	NAM	—	—	$5,496,228
Municipal Total Return Managed Accounts Portfolio(1)	7/31	NAM	—	—	$280,577,736

(1)	Each of Enhanced Multi-Strategy Income Managed Accounts Portfolio and Municipal Total Return Managed Accounts Portfolio does not pay advisory fees.
*	For each Fund with a fiscal year end of May 31, “Fees Paid to the Sub-Adviser During Last Fiscal Year” presented in this table are for the fiscal year ended May 31, 2013, which is the most recent year for which such data is available.

E-2

Appendix F

FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY THE SUB-ADVISER

WITH SIMILAR INVESTMENT OBJECTIVES TO THE FUNDS

Fund	Sub-Adviser	Similar Fund	Fee Rate	Net Assets (as of 12/31/2013)
All-American Municipal Bond Fund and Intermediate Duration Municipal Bond Fund	NAM	GuideMark Tax-Exempt Fixed Income Fund	First $25 million of assets: 0.25% Over $25 million: 0%	$27.7 million

national municipal bond Funds	NAM(1)	American Municipal Income Portfolio	0.25% of net assets	$128.3 million

(1)	Nuveen Fund Advisors also serves as a sub-adviser to American Municipal Income Portfolio and receives a fee of 0.05% of net assets.

F-1

Appendix G

INFORMATION REGARDING OFFICERS AND DIRECTORS OF ADVISER AND THE SUB-ADVISER

	Principal Executive Officer and Directors			Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of the Adviser/Sub-Adviser
Adviser/Sub-Adviser	Name	Address	Principal Occupation
Nuveen Fund Advisors	William Adams IV Thomas S. Schreier, Jr.	333 West Wacker Drive Chicago, IL 60606 333 West Wacker Drive Chicago, IL 60606	Co-President Co-President	Gifford R. Zimmerman Margo L. Cook Stephen D. Foy Scott S. Grace Kevin J. McCarthy Kathleen L. Prudhomme William Adams IV Thomas S. Schreier, Jr.

NAM	Thomas S. Schreier, Jr. William T. Huffman	333 West Wacker Drive Chicago, IL 60606 333 West Wacker Drive Chicago, IL 60606	Chairman President	Gifford R. Zimmerman Scott S. Grace Kevin J. McCarthy Kathleen L. Prudhomme Thomas S. Schreier, Jr.

G-1

Appendix H

SHARE OWNERSHIP

Dollar Range of Equity Securities

The following table lists the dollar range of equity securities beneficially owned by each Board Member and nominee in each Fund and in all Nuveen funds overseen by the Board Member or nominee as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Board Member or nominee.

Fund	Independent Board Members										Interested Board Member Nominees
	Bremner	Evans	Hunter	Kundert	Nelson(1)	Schneider	Stockdale	Stone	Stringer	Toth	Adams	Schreier
Nuveen Municipal Trust
All-American Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001 - $50,000	$0
High Yield Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$50,001 - $100,000	$0	$0	Over $100,000
Inflation Protected Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intermediate Duration Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Limited Term Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$10,001 - $50,000	$0	$0	$0	$0
Short Duration High Yield Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000

Nuveen Multistate Trust I
Arizona Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Colorado Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Maryland Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
New Mexico Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Pennsylvania Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Virginia Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Fund	Independent Board Members										Interested Board Member Nominees
	Bremner	Evans	Hunter	Kundert	Nelson(1)	Schneider	Stockdale	Stone	Stringer	Toth	Adams	Schreier
Nuveen Multistate Trust II
California High Yield Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
California Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Connecticut Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Massachusetts Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
New Jersey Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
New York Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$10,001 - $50,000	$0	$0	$0	$0

Nuveen Multistate Trust III
Georgia Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Louisiana Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
North Carolina Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tennessee Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Nuveen Multistate Trust IV
Kansas Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Kentucky Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Michigan Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Missouri Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Ohio Municipal Bond Fund	$0	$0	$0	$0	$0	$0 - $10,000	$0	$0	$0	$0	$0	$0
Wisconsin Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Nuveen Managed Accounts Portfolios Trust
Enhanced Multi-Strategy Income Managed Accounts Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Municipal Total Return Managed Accounts Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Fund	Independent Board Members										Interested Board Member Nominees
	Bremner	Evans	Hunter	Kundert	Nelson(1)	Schneider	Stockdale	Stone	Stringer	Toth	Adams	Schreier
Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Board Member or Nominee in Family of Investment Companies	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$0	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

(1)	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.

Fund Shares Owned By Board Members And Executive Officers*

The following table sets forth, for each Board Member and nominee and for the Board Members, nominees and executive officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Board Member, nominee and executive officer.

Fund	Independent Board Members										Interested Board Member Nominees		All Board Members, Nominees and Executive Officers as a Group
	Bremner	Evans	Hunter	Kundert	Nelson(1)	Schneider	Stockdale	Stone	Stringer	Toth	Adams	Schreier
Nuveen Municipal Trust
All-American Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	2,351	0	2,351
High Yield Municipal Bond Fund	0	0	0	0	0	0	0	0	5,687	0	0	17,329	23,016
Inflation Protected Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Intermediate Duration Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Limited Term Municipal Bond Fund	0	0	0	0	0	0	0	2,229	0	0	0	0	2,229
Short Duration High Yield Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	21,430	21,430

Nuveen Multistate Trust I
Arizona Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Colorado Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Maryland Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
New Mexico Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Pennsylvania Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Virginia Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0

Fund	Independent Board Members										Interested Board Member Nominees		All Board Members, Nominees and Executive Officers as a Group
	Bremner	Evans	Hunter	Kundert	Nelson(1)	Schneider	Stockdale	Stone	Stringer	Toth	Adams	Schreier
Nuveen Multistate Trust II
California High Yield Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
California Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Connecticut Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Massachusetts Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
New Jersey Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
New York Municipal Bond Fund	0	0	0	0	0	0	0	2,433	0	0	0	0	2,433

Nuveen Multistate Trust III
Georgia Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Louisiana Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
North Carolina Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Tennessee Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0

Nuveen Multistate Trust IV
Kansas Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Kentucky Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Michigan Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Missouri Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Ohio Municipal Bond Fund	0	0	0	0	0	112	0	0	0	0	0	0	112
Wisconsin Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0

Fund	Independent Board Members										Interested Board Member Nominees		All Board Members, Nominees and Executive Officers as a Group
	Bremner	Evans	Hunter	Kundert	Nelson(1)	Schneider	Stockdale	Stone	Stringer	Toth	Adams	Schreier
Nuveen Managed Accounts Portfolios Trust
Enhanced Multi-Strategy Income Managed Accounts Portfolio	0	0	0	0	0	0	0	0	0	0	0	0	0
Municipal Total Return Managed Accounts Portfolio	0	0	0	0	0	0	0	0	0	0	0	0	0

*	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Proxy Statement.
(1)	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.

Appendix I

BOARD MEMBER COMPENSATION

Aggregate Compensation from the Funds*

Fund	Fiscal Year End	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(1)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Nuveen Municipal Trust
All-American Municipal Bond Fund	4/30	$6,580	$6,181	$5,613	$6,692	$3,053	$7,713	$6,132	$6,452	$5,830	$6,773
High Yield Municipal Bond Fund	4/30	$20,741	$19,702	$17,856	$21,131	$10,173	$24,480	$19,480	$20,460	$18,499	$21,439
Inflation Protected Municipal Bond Fund	4/30	$232	$213	$197	$219	$100	$257	$215	$225	$205	$235
Intermediate Duration Municipal Bond Fund	4/30	$10,420	$9,920	$9,033	$10,639	$5,296	$12,378	$9,820	$10,306	$9,305	$10,783
Limited Term Municipal Bond Fund	4/30	$10,011	$9,500	$8,662	$10,216	$5,039	$11,874	$9,415	$9,886	$8,927	$10,345
Short Duration High Yield Municipal Bond Fund	4/30	$1,439	$1,796	$1,337	$1,463	$1,043	$1,792	$1,754	$1,477	$1,334	$1,847

Nuveen Multistate Trust I
Arizona Municipal Bond Fund	5/31(2)	$259	$198	$182	$203	$0	$215	$200	$196	$183	$213
Colorado Municipal Bond Fund	5/31(2)	$415	$317	$292	$326	$0	$345	$320	$313	$293	$341
Maryland Municipal Bond Fund	5/31(2)	$626	$479	$441	$492	$0	$521	$483	$473	$442	$516
New Mexico Municipal Bond Fund	5/31(2)	$307	$235	$216	$241	$0	$255	$237	$232	$217	$253
Pennsylvania Municipal Bond Fund	5/31(2)	$929	$721	$648	$790	$0	$829	$748	$698	$651	$760
Virginia Municipal Bond Fund	5/31(2)	$1,421	$1,103	$991	$1,208	$0	$1,267	$1,144	$1,068	$995	$1,162

Fund	Fiscal Year End	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(1)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Nuveen Multistate Trust II
California High Yield Municipal Bond Fund	2/28	$924	$794	$730	$900	$225	$999	$804	$843	$767	$897
California Municipal Bond Fund	2/28	$1,915	$1,635	$1,510	$1,865	$504	$2,089	$1,665	$1,750	$1,582	$1,862
Connecticut Municipal Bond Fund	2/28	$966	$820	$756	$937	$236	$1,044	$834	$878	$793	$936
Massachusetts Municipal Bond Fund	2/28	$684	$579	$546	$620	$188	$718	$602	$623	$572	$656
New Jersey Municipal Bond Fund	2/28	$855	$729	$673	$832	$223	$931	$742	$780	$706	$831
New York Municipal Bond Fund	2/28	$2,051	$1,751	$1,617	$1,997	$539	$2,236	$1,782	$1,874	$1,694	$1,994

Nuveen Multistate Trust III
Georgia Municipal Bond Fund	5/31(2)	$597	$457	$420	$469	$0	$497	$460	$451	$422	$492
Louisiana Municipal Bond Fund	5/31(2)	$396	$302	$278	$311	$0	$329	$305	$299	$280	$326
North Carolina Municipal Bond Fund	5/31(2)	$1,489	$1,156	$1,038	$1,265	$0	$1,327	$1,199	$1,119	$1,043	$1,218
Tennessee Municipal Bond Fund	5/31(2)	$1,580	$1,225	$1,102	$1,341	$0	$1,407	$1,271	$1,187	$1,106	$1,291

Nuveen Multistate Trust IV
Kansas Municipal Bond Fund	5/31(2)	$749	$573	$527	$588	$0	$623	$577	$566	$529	$616
Kentucky Municipal Bond Fund	5/31(2)	$1,449	$1,125	$1,011	$1,232	$0	$1,292	$1,167	$1,089	$1,015	$1,185
Michigan Municipal Bond Fund	5/31(2)	$678	$527	$473	$576	$0	$605	$546	$509	$475	$555
Missouri Municipal Bond Fund	5/31(2)	$1,495	$1,161	$1,043	$1,271	$0	$1,334	$1,205	$1,123	$1,047	$1,223
Ohio Municipal Bond Fund	5/31(2)	$1,877	$1,457	$1,309	$1,595	$0	$1,674	$1,511	$1,410	$1,315	$1,535
Wisconsin Municipal Bond Fund	5/31(2)	$346	$265	$244	$272	$0	$288	$267	$262	$245	$285

Fund	Fiscal Year End	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(1)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Nuveen Managed Accounts Portfolios Trust
Enhanced Multi-Strategy Income Managed Accounts Portfolio	7/31	$17	$13	$12	$14	$0	$14	$13	$13	$12	$14
Municipal Total Return Managed Accounts Portfolio	7/31	$948	$733	$647	$803	$0	$844	$750	$732	$681	$795
Total Compensation from Nuveen Funds Paid to Board Members	12/31/13	$334,516	$287,880	$251,250	$311,158	$17,667	$337,104	$283,062	$283,276	$256,750	$305,513

(1)	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.
(2)	For each Fund with a fiscal year end of May 31, information is presented in this table are for the fiscal year ended May 31, 2013, which is the most recent year for which such data is available.
*	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(1)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Nuveen Municipal Trust
All-American Municipal Bond Fund	$1,025	$1,145	$0	$6,692	$0	$7,713	$410	$3,261	$0	$2,146
High Yield Municipal Bond Fund	$3,224	$3,585	$0	$21,131	$0	$24,480	$1,452	$10,336	$0	$6,910
Inflation Protected Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intermediate Duration Municipal Bond Fund	$1,618	$1,797	$0	$10,639	$0	$12,378	$743	$5,205	$0	$3,482
Limited Term Municipal Bond Fund	$1,555	$1,731	$0	$10,216	$0	$11,874	$686	$4,993	$0	$3,319
Short Duration High Yield Municipal Bond Fund	$192	$270	$0	$1,328	$0	$1,652	$183	$671	$0	$590

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(1)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Nuveen Multistate Trust I
Arizona Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Colorado Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Maryland Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
New Mexico Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Pennsylvania Municipal Bond Fund	$146	$185	$0	$790	$0	$829	$391	$86	$0	$47
Virginia Municipal Bond Fund	$224	$283	$0	$1,208	$0	$1,267	$600	$130	$0	$71

Nuveen Multistate Trust II
California High Yield Municipal Bond Fund	$145	$172	$0	$900	$0	$999	$0	$429	$0	$242
California Municipal Bond Fund	$301	$352	$0	$1,865	$0	$2,089	$0	$889	$0	$501
Connecticut Municipal Bond Fund	$152	$177	$0	$937	$0	$1,044	$0	$446	$0	$252
Massachusetts Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
New Jersey Municipal Bond Fund	$134	$157	$0	$832	$0	$931	$0	$397	$0	$224
New York Municipal Bond Fund	$322	$377	$0	$1,997	$0	$2,236	$0	$952	$0	$537

Nuveen Multistate Trust III
Georgia Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Louisiana Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
North Carolina Municipal Bond Fund	$234	$296	$0	$1,265	$0	$1,327	$625	$138	$0	$76
Tennessee Municipal Bond Fund	$249	$313	$0	$1,341	$0	$1,407	$660	$149	$0	$82

Nuveen Multistate Trust IV
Kansas Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Kentucky Municipal Bond Fund	$228	$288	$0	$1,232	$0	$1,292	$612	$132	$0	$72
Michigan Municipal Bond Fund	$107	$135	$0	$576	$0	$605	$287	$62	$0	$34
Missouri Municipal Bond Fund	$235	$298	$0	$1,271	$0	$1,334	$632	$136	$0	$75
Ohio Municipal Bond Fund	$295	$373	$0	$1,595	$0	$1,674	$788	$175	$0	$96
Wisconsin Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Nuveen Managed Accounts Portfolios Trust
Enhanced Multi-Strategy Income Managed Accounts Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Municipal Total Return Managed Accounts Portfolio	$148	$175	$0	$803	$0	$844	$246	$203	$0	$112

Appendix J

BOARD AND COMMITTEE MEETINGS

HELD DURING CALENDAR YEAR ENDED DECEMBER 31, 2013(1)

	Regular Board Meetings	Special Board Meetings	Executive Committee	Dividend Committee	Audit Committee	Compliance Committee	Nominating and Governance Committee	Open-End Funds Committee
Nuveen Municipal Trust	6	7	0	4	4	6	6	4
Nuveen Multistate Trust I	6	7	0	4	4	6	6	4
Nuveen Multistate Trust II	6	7	0	4	4	6	6	4
Nuveen Multistate Trust III	6	7	0	4	4	6	6	4
Nuveen Multistate Trust IV	6	7	0	4	4	6	6	4
Nuveen Managed Accounts Portfolios Trust	6	7	0	4	4	6	6	4

(1)	Information is presented on a calendar year basis, as Funds within each Trust may have different fiscal year ends.

J-1

Appendix K

AUDIT AND RELATED FEES

		Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
		Funds		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities
	Fiscal Year End	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Nuveen Multistate Trust I
Arizona Municipal Bond Fund	5/31	$23,526	$24,963	$0	$0	$0	$0	$580	$600	$0	$0	$0	$0	$0	$0
Colorado Municipal Bond Fund	5/31	$23,448	$25,170	$0	$0	$0	$0	$580	$600	$0	$0	$0	$0	$0	$0
Maryland Municipal Bond Fund	5/31	$24,038	$25,415	$0	$0	$0	$0	$580	$600	$0	$0	$0	$0	$0	$0
New Mexico Municipal Bond Fund	5/31	$23,600	$25,004	$0	$0	$0	$0	$580	$600	$0	$0	$0	$0	$0	$0
Pennsylvania Municipal Bond Fund	5/31	$24,414	$25,827	$0	$0	$0	$0	$580	$600	$0	$0	$0	$0	$0	$0
Virginia Municipal Bond Fund	5/31	$25,079	$26,460	$0	$0	$0	$0	$580	$600	$0	$0	$0	$0	$0	$0

Nuveen Multistate Trust III
Georgia Municipal Bond Fund	5/31	$24,021	$25,381	$0	$0	$0	$0	$580	$600	$0	$0	$0	$0	$0	$0
Louisiana Municipal Bond Fund	5/31	$23,694	$25,156	$0	$0	$0	$0	$580	$600	$0	$0	$0	$0	$0	$0
North Carolina Municipal Bond Fund	5/31	$25,168	$26,581	$0	$0	$0	$0	$580	$600	$0	$0	$0	$0	$0	$0
Tennessee Municipal Bond Fund	5/31	$25,187	$26,735	$0	$0	$0	$0	$580	$600	$0	$0	$0	$0	$0	$0

Nuveen Multistate Trust IV
Kansas Municipal Bond Fund	5/31	$24,114	$25,620	$0	$0	$0	$0	$580	$600	$0	$0	$0	$0	$0	$0
Kentucky Municipal Bond Fund	5/31	$25,176	$26,490	$0	$0	$0	$0	$580	$600	$0	$0	$0	$0	$0	$0
Michigan Municipal Bond Fund	5/31	$24,134	$25,486	$0	$0	$0	$0	$580	$600	$0	$0	$0	$0	$0	$0
Missouri Municipal Bond Fund	5/31	$24,366	$26,559	$0	$0	$0	$0	$580	$600	$0	$0	$0	$0	$0	$0
Ohio Municipal Bond Fund	5/31	$25,443	$27,097	$0	$0	$0	$0	$580	$600	$0	$0	$0	$0	$0	$0
Wisconsin Municipal Bond Fund	5/31	$23,613	$25,083	$0	$0	$0	$0	$580	$600	$0	$0	$0	$0	$0	$0

Nuveen Managed Accounts Portfolios Trust
Enhanced Multi-Strategy Income Managed Accounts Portfolio	7/31	$36,625	$38,773	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Municipal Total Return Managed Accounts Portfolio	7/31	$23,766	$25,459	$0	$0	$0	$0	$580	$600	$0	$0	$0	$0	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

		Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
		Funds		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities
	Fiscal Year End	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014
Nuveen Municipal Trust
All-American Municipal Bond Fund	4/30	$36,730	$35,177	$0	$0	$0	$0	$600	$0	$0	$0	$0	$0	$0	$0
High Yield Municipal Bond Fund	4/30	$74,583	$89,084	$0	$0	$0	$0	$600	$0	$0	$0	$0	$0	$0	$0
Inflation Protected Municipal Bond Fund	4/30	$25,043	$25,813	$0	$0	$0	$0	$600	$0	$0	$0	$0	$0	$0	$0
Intermediate Duration Municipal Bond Fund	4/30	$41,486	$43,195	$0	$0	$0	$0	$600	$620	$0	$0	$0	$0	$0	$0
Limited Term Municipal Bond Fund	4/30	$39,595	$41,740	$0	$0	$0	$0	$600	$0	$0	$0	$0	$0	$0	$0
Short Duration High Yield Municipal Bond Fund	4/30	$26,235	$44,598	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Nuveen Multistate Trust II
California High Yield Municipal Bond Fund	2/28	$23,457	$25,569	$0	$0	$0	$0	$1,180	$0	$0	$0	$0	$0	$0	$0
California Municipal Bond Fund	2/28	$24,303	$27,039	$0	$2,000	$0	$0	$1,180	$6,450	$0	$0	$0	$0	$0	$0
Connecticut Municipal Bond Fund	2/28	$24,387	$25,653	$0	$0	$0	$0	$1,180	$0	$0	$0	$0	$0	$0	$0
Massachusetts Municipal Bond Fund	2/28	$23,766	$25,120	$0	$0	$0	$0	$1,760	$0	$0	$0	$0	$0	$0	$0
New Jersey Municipal Bond Fund	2/28	$23,988	$25,431	$0	$0	$0	$0	$1,180	$0	$0	$0	$0	$0	$0	$0
New York Municipal Bond Fund	2/28	$26,099	$27,263	$0	$0	$0	$0	$1,760	$0	$0	$0	$0	$0	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

		Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year End	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Nuveen Multistate Trust I
Arizona Municipal Bond Fund	5/31	$580	$600	$0	$0	$0	$0	$580	$600
Colorado Municipal Bond Fund	5/31	$580	$600	$0	$0	$0	$0	$580	$600
Maryland Municipal Bond Fund	5/31	$580	$600	$0	$0	$0	$0	$580	$600
New Mexico Municipal Bond Fund	5/31	$580	$600	$0	$0	$0	$0	$580	$600
Pennsylvania Municipal Bond Fund	5/31	$580	$600	$0	$0	$0	$0	$580	$600
Virginia Municipal Bond Fund	5/31	$580	$600	$0	$0	$0	$0	$580	$600

Nuveen Multistate Trust III
Georgia Municipal Bond Fund	5/31	$580	$600	$0	$0	$0	$0	$580	$600
Louisiana Municipal Bond Fund	5/31	$580	$600	$0	$0	$0	$0	$580	$600
North Carolina Municipal Bond Fund	5/31	$580	$600	$0	$0	$0	$0	$580	$600
Tennessee Municipal Bond Fund	5/31	$580	$600	$0	$0	$0	$0	$580	$600

Nuveen Multistate Trust IV
Kansas Municipal Bond Fund	5/31	$580	$600	$0	$0	$0	$0	$580	$600
Kentucky Municipal Bond Fund	5/31	$580	$600	$0	$0	$0	$0	$580	$600
Michigan Municipal Bond Fund	5/31	$580	$600	$0	$0	$0	$0	$580	$600
Missouri Municipal Bond Fund	5/31	$580	$600	$0	$0	$0	$0	$580	$600
Ohio Municipal Bond Fund	5/31	$580	$600	$0	$0	$0	$0	$580	$600
Wisconsin Municipal Bond Fund	5/31	$580	$600	$0	$0	$0	$0	$580	$600

Nuveen Managed Accounts Portfolios Trust
Enhanced Multi-Strategy Income Managed Accounts Portfolio	7/31	$0	$0	$0	$0	$0	$0	$0	$0
Municipal Total Return Managed Accounts Portfolio	7/31	$580	$600	$0	$0	$0	$0	$580	$600

		Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year End	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014
Nuveen Municipal Trust
All-American Municipal Bond Fund	4/30	$600	$0	$0	$0	$0	$0	$600	$0
High Yield Municipal Bond Fund	4/30	$600	$0	$0	$0	$0	$0	$600	$0
Inflation Protected Municipal Bond Fund	4/30	$600	$0	$0	$0	$0	$0	$600	$0
Intermediate Duration Municipal Bond Fund	4/30	$600	$620	$0	$0	$0	$0	$600	$620
Limited Term Municipal Bond Fund	4/30	$600	$0	$0	$0	$0	$0	$600	$0
Short Duration High Yield Municipal Bond Fund	4/30	$0	$0	$0	$0	$0	$0	$0	$0

Nuveen Multistate Trust II
California High Yield Municipal Bond Fund	2/28	$1,180	$0	$0	$0	$0	$0	$1,180	$0
California Municipal Bond Fund	2/28	$1,180	$6,450	$0	$0	$0	$0	$1,180	$6,450
Connecticut Municipal Bond Fund	2/28	$1,180	$0	$0	$0	$0	$0	$1,180	$0
Massachusetts Municipal Bond Fund	2/28	$1,760	$0	$0	$0	$0	$0	$1,760	$0
New Jersey Municipal Bond Fund	2/28	$1,180	$0	$0	$0	$0	$0	$1,180	$0
New York Municipal Bond Fund	2/28	$1,760	$0	$0	$0	$0	$0	$1,760	$0

Appendix L

LIST OF BENEFICIAL OWNERS WHO OWN MORE THAN 5%

OF ANY CLASS OF SHARES IN ANY FUND

The following chart lists each shareholder who owned of record more than 5% of any class of shares for each Fund as of June 6, 2014:

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
Nuveen Municipal Trust

All-American Municipal Bond Fund — Class A Shares	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	11,791,737	14.50%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	8,204,621	10.09%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	7,948,142	9.78%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	6,358,397	7.82%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	6,312,276	7.76%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	5,421,393	6.67%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	5,219,757	6.42%

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	4,486,916	5.52%

All-American Municipal Bond Fund — Class B Shares	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	34,168	18.40%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	32,825	17.68%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	15,683	8.45%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	15,217	8.20%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	12,560	6.76%

	Marilyn E Wall & George A Wall JTWROS 1283 Kimball Rd Saint Paul NE 68873-6804	11,395	6.14%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	9,646	5.19%

All-American Municipal Bond Fund — Class C Shares	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	151,505	19.94%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	149,806	19.72%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	115,770	15.24%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	73,249	9.64%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	62,962	8.29%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	42,461	5.59%

All-American Municipal Bond Fund — Class C2 Shares	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	8,942,969	28.87%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	5,643,424	18.22%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	4,283,845	13.83%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	2,463,391	7.95%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	1,702,869	5.50%

All-American Municipal Bond Fund — Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	26,971,059	31.62%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	7,007,711	8.22%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	5,975,516	7.01%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	4,361,332	5.11%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

High Yield Municipal Bond Fund — Class A Shares	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	39,143,976	20.53%

	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	24,183,972	12.69%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	21,428,103	11.24%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	18,809,027	9.87%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	14,529,313	7.62%

	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	12,509,256	6.56%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	9,725,238	5.10%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	9,659,985	5.07%

High Yield Municipal Bond Fund — Class B Shares	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	140,299	28.08%

	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	55,560	11.12%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	46,335	9.27%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	37,736	7.55%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	29,042	5.81%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	27,041	5.41%

	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Funds Ops Manager 60 South Sixth Street-P08 Minneapolis MN 55402-4413	26,595	5.32%

High Yield Municipal Bond Fund — Class C Shares	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	1,241,134	17.99%

	First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,183,845	17.15%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,139,083	16.51%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	819,021	11.87%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	580,377	8.41%

High Yield Municipal Bond Fund — Class C2 Shares	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	18,312,214	21.35%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	15,320,950	17.86%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	14,314,853	16.69%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	9,031,139	10.53%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	7,054,358	8.22%

High Yield Municipal Bond Fund — Class I Shares	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	49,731,121	19.48%

	Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	40,228,171	15.76%

	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	38,496,817	15.08%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations 9785 Towne Centre Drive San Diego CA 92121-1968	24,987,629	9.79%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	22,283,166	8.73%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	16,161,310	6.33%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Inflation Protected Municipal Bond Fund — Class A Shares	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	468,933	17.04%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	465,199	16.90%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	386,014	14.02%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	331,888	12.06%

	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	327,167	11.89%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	300,192	10.91%

Inflation Protected Municipal Bond Fund — Class C Shares	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	7,056	28.81%

	Nancy O Peters Trust Nancy O Peters TTEE 169 Lee Dr Madison Hts VA 24572-4537	4,663	19.04%

	Spousal Trust U/W GE Peters Jr Nancy O Peters TTEE 169 Lee Dr Madison Hts VA 24572-4537	4,663	19.04%

	Thomas B Wiggins & Rachel D Wiggins JT TEN WROS 2320 Georgia Ave Winston Salem NC 27104-1922	3,351	13.68%

	Nuveen Investments Inc* Attn: Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,356	9.62%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	2,307	9.42%

Inflation Protected Municipal Bond Fund — Class C2 Shares	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	228,586	24.87%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	120,215	13.08%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	96,172	10.46%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	84,131	9.15%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	83,854	9.12%

	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	75,503	8.21%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	72,601	7.90%

Inflation Protected Municipal Bond Fund — Class I Shares	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	759,389	33.26%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	726,934	31.84%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	331,575	14.52%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	255,427	11.19%

Intermediate Duration Municipal Bond Fund — Class A Shares	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	53,376,294	51.10%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	8,212,752	7.86%

Intermediate Duration Municipal Bond Fund — Class B Shares	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	35,790	30.33%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	23,214	19.67%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	18,869	15.99%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	8,154	6.91%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	7,640	6.47%

Intermediate Duration Municipal Bond Fund — Class C Shares	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St Louis MO 63103-2523	77,612	21.06%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	58,625	15.91%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Charles Schwab & Co Inc Special Custody Acct FBO Customer Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	32,948	8.94%

	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Funds Ops Manager 60 South Sixth Street-P08 Minneapolis MN 55402-4413	30,719	8.34%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	28,957	7.86%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	24,695	6.70%

Intermediate Duration Municipal Bond Fund — Class C2 Shares	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	4,362,473	31.92%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St Louis MO 63103-2523	3,031,834	22.18%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,485,230	10.87%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	886,035	6.48%

Intermediate Duration Municipal Bond Fund — Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	61,766,830	17.29%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street Saint Louis MO 63103-2523	58,806,178	16.46%

	Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	42,154,671	11.80%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Limited Term Municipal Bond Fund — Class A Shares	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	16,441,455	13.99%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	15,379,257	13.08%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	14,410,113	12.26%

	First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	13,456,565	11.45%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	11,654,631	9.91%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	8,568,242	7.29%

	Charles Schwab & Co Inc For The Benefit Of Their Customers P O Box 173797 211 Main St San Francisco CA 94105-1905	8,014,801	6.82%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	7,223,180	6.14%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	6,836,288	5.82%

Limited Term Municipal Bond Fund — Class C Shares	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	240,688	18.56%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	229,808	17.72%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	220,290	16.98%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	133,305	10.28%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	132,746	10.23%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	130,880	10.09%

Limited Term Municipal Bond Fund — Class C2 Shares	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	15,550,738	28.13%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	10,607,004	19.18%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	7,752,883	14.02%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	4,779,078	8.64%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	4,068,904	7.36%

Limited Term Municipal Bond Fund — Class I Shares	Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	48,502,585	29.91%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	25,604,105	15.79%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	22,087,581	13.62%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	17,582,621	10.84%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	12,357,985	7.62%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	12,318,841	7.60%

Short Duration High Yield Municipal Bond Fund — Class A Shares	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	16,315,391	38.96%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	11,482,357	27.42%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	2,848,941	6.80%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	2,205,409	5.27%

Short Duration High Yield Municipal Bond Fund — Class C Shares	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	593,923	29.44%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	366,680	18.18%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	258,034	12.79%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	208,982	10.36%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	172,208	8.54%

Short Duration High Yield Municipal Bond Fund — Class C2 Shares	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	962,421	21.94%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	908,682	20.71%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	744,726	16.97%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	507,181	11.56%

Short Duration High Yield Municipal Bond Fund — Class I Shares	Charles Schwab & Co Inc Special Custody Account For Benefit Of Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	32,736,450	33.80%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	22,542,142	23.27%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	19,396,493	20.03%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	4,978,559	5.14%
Nuveen Multistate Trust I

Arizona Municipal Bond Fund — Class A Shares	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	781,257	19.66%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	506,059	12.74%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	445,797	11.22%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	293,534	7.39%

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	275,733	6.94%

Arizona Municipal Bond Fund — Class C Shares	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	6,207	58.56%

	Nuveen Investments Inc* Attn: Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,399	22.64%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,879	17.73%

Arizona Municipal Bond Fund — Class C2 Shares	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	283,002	33.06%

	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	275,542	32.19%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	89,329	10.44%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	43,200	5.05%

Arizona Municipal Bond Fund — Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	576,959	24.14%

	Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	500,155	20.93%

	Charles Schwab & Co Inc For the Benefit Of Their Customers P O Box 173797 211 Main St San Francisco CA 94105-1905	269,638	11.28%

	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	158,231	6.62%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	150,549	6.30%

Colorado Municipal Bond Fund — Class A Shares	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	750,589	15.63%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	448,323	9.34%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	429,262	8.94%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	370,927	7.72%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	MLPF&S For The Sole Benefit & Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	329,116	6.85%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	310,888	6.47%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	300,310	6.25%

Colorado Municipal Bond Fund — Class C Shares	Stifel Nicolaus & Co Inc Carol Elaine Sobel 501 N Broadway Fl 8 Saint Louis MO 63102-2188	14,092	31.03%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	9,772	21.52%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	9,222	20.31%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	5,721	12.60%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	3,217	7.08%

	Nuveen Investments Inc* Attn: Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,437	5.37%

Colorado Municipal Bond Fund — Class C2 Shares	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	294,373	26.58%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	224,352	20.26%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	163,665	14.78%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	110,179	9.95%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	81,395	7.35%

Colorado Municipal Bond Fund — Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	1,619,982	36.61%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	595,814	13.47%

	Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	478,506	10.81%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	400,689	9.06%

	First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	336,899	7.61%

	Washington & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	239,889	5.42%

Maryland Municipal Bond Fund — Class A Shares	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,373,635	20.05%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	1,050,733	15.34%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	774,615	11.31%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	715,980	10.45%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	433,310	6.32%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	387,228	5.65%

Maryland Municipal Bond Fund — Class C Shares	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	40,826	44.35%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	12,913	14.03%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	12,349	13.42%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	10,998	11.95%

Maryland Municipal Bond Fund — Class C2 Shares	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	831,012	24.96%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	469,363	14.10%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	427,043	12.83%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	421,486	12.66%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	235,534	7.08%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	166,725	5.01%

Maryland Municipal Bond Fund — Class I Shares	Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	1,191,057	22.92%

	Charles Schwab & Co Inc For The Benefit Of Their Customers P O Box 173797 211 Main St San Francisco CA 94105-1905	684,381	13.17%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	454,794	8.75%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	312,118	6.01%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	291,560	5.61%

New Mexico Municipal Bond Fund — Class A Shares	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	787,432	16.37%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	756,335	15.72%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	619,334	12.87%

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	391,297	8.13%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	356,881	7.42%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	243,425	5.06%

New Mexico Municipal Bond Fund — Class C Shares	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	21,895	57.55%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	11,232	29.53%

	Nuveen Investments Inc* Attn: Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,458	6.46%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	2,457	6.46%

New Mexico Municipal Bond Fund — Class C2 Shares	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	316,542	18.48%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	232,040	13.55%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin Jacksonville FL 32246-6484	225,426	13.16%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	209,646	12.24%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	179,430	10.47%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	131,721	7.69%

New Mexico Municipal Bond Fund — Class I Shares	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	608,750	44.52%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	346,670	25.35%

	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	122,778	8.98%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	72,129	5.28%

Pennsylvania Municipal Bond Fund — Class A Shares	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	1,797,155	17.50%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	1,378,490	13.43%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,016,535	9.90%

	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	643,067	6.26%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	519,240	5.06%

Pennsylvania Municipal Bond Fund — Class C Shares	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	35,976	33.75%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	19,320	18.12%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	15,491	14.53%

	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	7,102	6.66%

	Janney Montgomery Scott LLC Arlene S Kohut and Theodore Kohut Jr JT-TEN 1717 Arch Street Philadelphia PA 19103-2713	6,935	6.50%

Pennsylvania Municipal Bond Fund — Class C2 Shares	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,114,847	26.70%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	848,081	20.31%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	400,194	9.58%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	230,522	5.52%

Pennsylvania Municipal Bond Fund — Class I Shares	Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	4,282,533	40.79%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	763,085	7.27%

	Charles Schwab & Co Inc For The Benefit Of Their Customers P O Box 173797 211 Main St San Francisco CA 94105-1905	728,107	6.94%

Virginia Municipal Bond Fund — Class A Shares	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	2,334,793	14.42%

	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	1,847,911	11.42%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	1,674,089	10.34%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	1,386,891	8.57%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,267,378	7.83%

Virginia Municipal Bond Fund — Class C Shares	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	20,905	14.77%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	19,368	13.68%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	17,291	12.22%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street Saint Louis MO 63103-2523	13,287	9.39%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	11,066	7.82%

	Wendel Allen TOD Subject to STA TOD Rules 9019 Admiral Vernon Ter Alexandria VA 22309-2801	7,857	5.55%

Virginia Municipal Bond Fund — Class C2 Shares	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	1,188,606	24.14%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street Saint Louis MO 63103-2523	891,688	18.11%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	658,376	13.37%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	415,742	8.44%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	351,301	7.13%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	254,972	5.18%

Virginia Municipal Bond Fund — Class I Shares	Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	3,634,380	30.26%

	Charles Schwab & Co Inc For The Benefit Of Their Customers P O Box 173797 211 Main St San Francisco CA 94105-1905	1,305,086	10.87%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street Saint Louis MO 63103-2523	1,161,369	9.67%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,024,671	8.53%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	818,734	6.82%
Nuveen Multistate Trust II

California High Yield Municipal Bond Fund — Class A Shares	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	4,584,478	18.40%

	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	3,572,659	14.34%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	3,139,912	12.60%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	2,490,881	10.00%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	2,284,571	9.17%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	2,081,619	8.35%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	2,058,651	8.26%

	Charles Schwab & Co Inc For the Benefit Of Their Customers P O Box 173797 Denver CO 80217-3797	1,404,724	5.64%

California High Yield Municipal Bond Fund — Class C Shares	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	120,369	20.23%

	First Clearing, LLC Special Custody Account For The Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	106,640	17.92%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	98,182	16.50%

	Yurie Halchak TTEE & John A Halchak TTEE Halchak Family Trust 17726 Corinthian Dr Encino CA 9131316-3703	71,488	12.02%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	52,789	8.87%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	51,471	8.65%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	32,888	5.53%

California High Yield Municipal Bond Fund — Class C2 Shares	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,266,643	21.27%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	1,108,275	18.61%

	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	944,946	15.86%

	First Clearing, LLC Special Custody Account For The Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	906,266	15.22%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	444,980	7.47%

California High Yield Municipal Bond Fund — Class I Shares	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	5,007,189	34.03%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	3,505,397	23.83%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,447,256	9.84%

	Charles Schwab & Co., Inc. Attn: Mutual Fund Ops 211 Main St San Francisco CA 94105-1905	1,444,691	9.82%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	1,329,639	9.04%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations 9785 Towne Centre Drive San Diego CA 92121-1968	792,691	5.39%

California Municipal Bond Fund — Class A Shares	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	8,133,927	31.23%

	First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	2,415,640	9.27%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	2,396,365	9.20%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	1,882,296	7.23%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	1,647,911	6.33%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,308,727	5.02%

California Municipal Bond Fund — Class C Shares	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	188,865	51.24%

	First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	35,056	9.51%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	33,890	9.19%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	33,105	8.98%

California Municipal Bond Fund — Class C2 Shares	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,850,123	33.16%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	818,304	14.67%

	First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	796,929	14.28%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	450,696	8.08%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	372,822	6.68%

California Municipal Bond Fund — Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	5,356,072	17.61%

	Charles Schwab & Co Inc For The Benefit Of Their Customers P O Box 173797 Denver CO 80217-3797	3,240,503	10.65%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	2,623,218	8.62%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,826,986	6.01%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Connecticut Municipal Bond Fund — Class A Shares	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	2,156,912	11.71%

	MLPF&S For The Sole Benefit & Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	2,094,323	11.37%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,708,779	9.28%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	1,111,772	6.04%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,015,205	5.51%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	956,045	5.19%

Connecticut Municipal Bond Fund — Class C Shares	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	16,073	25.64%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	12,229	19.51%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	11,590	18.49%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	9,618	15.34%

Connecticut Municipal Bond Fund — Class C2 Shares	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,554,959	36.48%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	448,201	10.51%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	367,488	8.62%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	344,870	8.09%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	269,259	6.32%

Connecticut Municipal Bond Fund — Class I Shares	Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	830,235	20.70%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	743,074	18.53%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	571,550	14.25%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	399,309	9.96%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	365,921	9.13%

	Charles Schwab & Co Inc Special Custody Account For Benefit Of Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	313,833	7.83%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Massachusetts Municipal Bond Fund — Class A Shares	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	2,277,527	22.29%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	2,265,916	22.17%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	759,719	7.43%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	739,916	7.24%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	664,386	6.50%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	612,496	5.99%

Massachusetts Municipal Bond Fund — Class C Shares	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	17,586	24.91%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	16,521	23.40%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	10,680	15.13%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	9,984	14.14%

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MP 63131-3729	4,093	5.80%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Massachusetts Municipal Bond Fund — Class C2 Shares	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	776,442	27.82%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	522,272	18.72%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	401,302	14.38%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	196,042	7.03%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	174,687	6.26%

Massachusetts Municipal Bond Fund — Class I Shares	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	2,571,895	22.28%

	First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	827,851	7.36%

New Jersey Municipal Bond Fund — Class A Shares	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	3,371,545	24.49%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	2,923,716	21.23%

	First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,242,551	9.02%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	738,944	5.37%

New Jersey Municipal Bond Fund — Class C Shares	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	183,753	72.51%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	27,678	10.92%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	17,025	6.72%

New Jersey Municipal Bond Fund — Class C2 Shares	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,206,562	27.37%

	First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,031,305	23.40%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	537,930	12.20%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	346,765	7.87%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	300,989	6.83%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	240,959	5.47%

New Jersey Municipal Bond Fund — Class I Shares	Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	1,789,071	26.71%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	627,580	9.37%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	514,118	7.68%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	357,362	5.34%

	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	353,989	5.29%

New York Municipal Bond Fund — Class A Shares	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	6,638,462	22.73%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	5,927,759	20.30%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	2,245,117	7.69%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,778,769	6.09%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,515,391	5.19%

New York Municipal Bond Fund — Class C Shares	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	122,883	62.55%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	31,260	15.91%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	24,320	12.38%

New York Municipal Bond Fund — Class C2 Shares	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	2,075,873	29.04%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,253,112	17.53%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,120,599	15.68%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	781,307	10.93%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	569,953	7.97%

New York Municipal Bond Fund — Class I Shares	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	2,668,759	10.36%

	First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,838,828	7.14%

	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	1,436,564	5.58%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,391,382	5.40%
Nuveen Multistate Trust III

Georgia Municipal Bond Fund — Class A Shares	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,727,512	19.65%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,544,166	17.56%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	1,092,347	12.43%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	711,622	8.09%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	567,997	6.46%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	483,343	5.50%

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	467,916	5.32%

Georgia Municipal Bond Fund — Class C Shares	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	8,599	29.25%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	8,491	28.88%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	8,079	27.48%

	Nuveen Investments Inc* Attn: Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,317	7.88%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,818	6.18%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Georgia Municipal Bond Fund — Class C2 Shares	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,135,230	36.56%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	850,292	27.39%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	243,508	7.84%

Georgia Municipal Bond Fund — Class I Shares	Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	1,306,442	42.73%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	412,012	13.48%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	288,925	9.45%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	226,761	7.42%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	165,327	5.41%

Louisiana Municipal Bond Fund — Class A Shares	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	1,367,350	19.96%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,326,182	19.36%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	1,061,869	15.50%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	627,355	9.16%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	440,376	6.43%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	402,827	5.88%

Louisiana Municipal Bond Fund — Class C Shares	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	5,380	26.19%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	4,056	19.74%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	3,701	18.02%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	3,566	17.36%

	Nuveen Investments Inc* Attn: Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,315	11.27%

Louisiana Municipal Bond Fund — Class C2 Shares	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	658,836	28.88%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	238,022	10.43%

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	208,514	9.14%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	200,434	8.79%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	194,099	8.51%

	Charles Schwab & Co Inc Special Custody Acct FBO Customer Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	189,416	8.30%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	162,475	7.12%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	123,734	5.42%

Louisiana Municipal Bond Fund — Class I Shares	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	240,728	41.37%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations 9785 Towne Centre Drive San Diego CA 92121-1968	118,298	20.33%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	78,897	13.56%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	57,798	9.93%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	45,156	7.76%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

North Carolina Municipal Bond Fund — Class A Shares	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	2,899,991	18.38%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	2,510,702	15.92%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,875,960	11.89%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,305,113	8.27%

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	839,818	5.32%

North Carolina Municipal Bond Fund — Class C Shares	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	49,412	28.45%

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	29,078	16.74%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	23,621	13.60%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	9,408	5.42%

	Vernon B Fleming 12200 Leesville Rd Raleigh NC 27613-8314	9,174	5.28%

	Frances G Craddock 5041 E Greensboro Chapel Hill Rd Graham NC 27253-9373	9,160	5.27%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

North Carolina Municipal Bond Fund — Class C2 Shares	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	976,499	23.34%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	797,808	19.07%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	268,146	6.41%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	254,464	6.08%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	210,246	5.03%

North Carolina Municipal Bond Fund — Class I Shares	Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	7,067,826	41.46%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	4,304,231	25.25%

	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	1,507,556	8.84%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,071,264	6.28%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,028,274	6.03%

Tennessee Municipal Bond Fund — Class A Shares	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	4,041,637	15.71%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	3,713,059	14.43%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	2,547,308	9.90%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	2,236,579	8.69%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	1,934,260	7.52%

	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	1,882,055	7.32%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,339,411	5.21%

Tennessee Municipal Bond Fund — Class C Shares	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	32,828	23.95%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	30,435	22.20%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	24,928	18.18%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	16,666	12.16%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	14,413	10.51%

Tennessee Municipal Bond Fund — Class C2 Shares	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	1,911,528	24.22%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,556,828	19.73%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	888,966	11.27%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	453,877	5.75%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	453,198	5.74%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	409,713	5.19%

Tennessee Municipal Bond Fund — Class I Shares	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	1,355,214	37.68%

	MLPF&S For The Sole Benefit & Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	468,984	13.04%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	451,596	12.56%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	254,048	7.06%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	232,953	6.48%
Nuveen Multistate Trust IV

Kansas Municipal Bond Fund — Class A Shares	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	3,230,603	26.50%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	1,501,123	12.31%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,245,307	10.22%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,168,310	9.58%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	678,454	5.57%

Kansas Municipal Bond Fund — Class C Shares	Cetera Investment SVCS (FBO) Gene A Elliott TTEE 3 Pawnee Dr Hutchinson KS 67502-2977	20,214	17.27%

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	16,354	13.97%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	15,194	12.98%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	13,176	11.26%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	11,278	9.63%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	10,677	9.12%

	Peggy Whitcher TOD Subject to STA TOD Rules 12563 W 108th Ter Overland Park KS 66210-1109	7,028	6.00%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6,196	5.29%

Kansas Municipal Bond Fund — Class C2 Shares	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	907,512	20.31%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	762,048	17.06%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	714,706	16.00%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	477,921	10.70%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	296,303	6.63%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	243,484	5.45%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	232,410	5.20%

Kansas Municipal Bond Fund — Class I Shares	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	479,793	32.53%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	343,903	23.32%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations 9785 Towne Centre Drive San Diego CA 92121-1968	176,441	11.96%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	135,871	9.21%

	Mori & Co 922 Walnut St Mailstop TBTS 2 Kansas City MO 64106-1802	75,606	5.13%

Kentucky Municipal Bond Fund — Class A Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	5,564,118	20.10%

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	5,525,980	19.96%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,921,086	6.94%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,870,199	6.75%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	1,493,431	5.39%

Kentucky Municipal Bond Fund — Class C Shares	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	24,782	33.24%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	21,288	28.56%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	7,150	9.59%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	6,295	8.44%

Kentucky Municipal Bond Fund — Class C2 Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	742,277	15.37%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	717,097	14.85%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	618,180	12.80%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	554,527	11.48%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	490,438	10.16%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	438,613	9.08%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	357,919	7.41%

Kentucky Municipal Bond Fund — Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	222,985	15.94%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	205,762	14.71%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	186,000	13.30%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	167,070	11.95%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	150,985	10.80%

	Fifth Third Bank TTEE FBO: Joseph & Doris Razzano AGY 5001 Kingsley Dr Dept 3385 Cincinnati OH 45227-1114	89,550	6.40%

Michigan Municipal Bond Fund — Class A Shares	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	2,237,466	23.85%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	983,046	10.48%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	923,848	9.85%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	629,514	6.71%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	550,969	5.87%

Michigan Municipal Bond Fund — Class C Shares	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	11,438	34.11%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	8,643	25.78%

	J P Morgan Clearing Corp 3 Chase Metrotech Center Brooklyn NY 11245-0001	4,447	13.26%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	3,506	10.46%

	Nuveen Investments Inc* Attn: Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,228	6.65%

	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Jacksonville FL 32246-6484	1,938	5.78%

Michigan Municipal Bond Fund — Class C2 Shares	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Jacksonville FL 32246-6484	877,478	40.95%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	274,082	12.79%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	195,190	9.11%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	150,027	7.00%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	119,094	5.56%

Michigan Municipal Bond Fund — Class I Shares	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	300,433	12.79%

	Charles Schwab & Co Inc For The Benefit Of Their Customers P O Box 173797 211 Main St San Francisco CA 94105-1905	268,819	11.44%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	243,473	10.36%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	178,628	7.60%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	120,589	5.13%

Missouri Municipal Bond Fund — Class A Shares	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	3,534,351	17.68%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	2,650,844	13.26%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	2,203,973	11.03%

	MLPF&S For The Sole Benefit & Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,464,147	7.32%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations 9785 Towne Centre Drive San Diego CA 92121-1968	1,346,208	6.73%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	1,200,122	6.00%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	1,068,061	5.34%

Missouri Municipal Bond Fund — Class C Shares	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	17,179	21.63%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	12,795	16.11%

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	11,458	14.43%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	10,771	13.56%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	9,337	11.76%

	Robert A Radel TTEE Robert A Radel UA 4 Cricket Ln Saint Louis MO 63144-1021	4,137	5.21%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	4,079	5.14%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	3,996	5.03%

Missouri Municipal Bond Fund — Class C2 Shares	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	550,464	19.36%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	482,998	16.99%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	373,898	13.15%

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	227,029	7.99%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	150,915	5.31%

Missouri Municipal Bond Fund — Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	9,263,311	66.45%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	2,277,260	16.34%

Ohio Municipal Bond Fund — Class A Shares	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	4,193,242	16.61%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	2,898,943	11.48%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	2,347,555	9.30%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,966,396	7.79%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,407,317	5.57%

Ohio Municipal Bond Fund — Class C Shares	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	35,025	22.72%

	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	33,199	21.53%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	29,306	19.01%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	8,797	5.71%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Ohio Municipal Bond Fund — Class C2 Shares	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	1,630,023	28.94%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	750,330	13.32%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	639,177	11.35%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	465,500	8.26%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	404,864	7.19%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	383,598	6.81%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	333,767	5.93%

Ohio Municipal Bond Fund — Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	3,286,807	24.68%

	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	1,136,578	8.53%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	934,306	7.02%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Wisconsin Municipal Bond Fund — Class A Shares	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	1,056,143	23.03%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	742,040	16.18%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	506,143	11.04%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	421,322	9.19%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	335,917	7.32%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	252,663	5.51%

Wisconsin Municipal Bond Fund — Class C Shares	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	16,855	20.02%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	16,348	19.42%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	11,331	13.46%

	Edward D Jones & Co For the Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	10,227	12.15%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	9,381	11.14%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Walter R Crapp 3630 Atwood Ave Madison, WI 53714-2808	5,679	6.75%

Wisconsin Municipal Bond Fund — Class C2 Shares	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	196,428	13.82%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	158,297	11.14%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street Saint Louis MO 63103-2523	151,171	10.64%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	126,625	8.91%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	99,971	7.04%

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	77,473	5.45%

Wisconsin Municipal Bond Fund — Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	1,141,895	57.11%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	235,150	11.76%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	179,129	8.96%

	SEI Private Trust Company C/O TIAA–CREF Attn Mutual Fund Admin 1 Freedom Valley Dr Oaks PA 19456-9989	108,325	5.42%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
Nuveen Managed Accounts Portfolios Trust

Enhanced Multi-Strategy Managed Accounts Portfolio	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	500,000	94.78%

	Nuveen Investments Inc* PO Box 5043 Boston MA 02206-5043	27,531	5.22%

Municipal Total Return Managed Accounts Portfolio	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	13,902,139	43.95%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	13,574,770	42.91%

	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	1,593,437	5.04%

*	Shares owned beneficially and of record.

Appendix M

FORM OF INVESTMENT MANAGEMENT AGREEMENT

(NUVEEN MUNICIPAL TRUST, NUVEEN MULTISTATE TRUST, NUVEEN MULTISTATE TRUST II, NUVEEN MULTISTATE TRUST III, NUVEEN MULTISTATE TRUST IV)

AGREEMENT made as of the [    ] day of [            ], by and between [NAME OF TRUST], a Massachusetts business trust (the “Fund”), and NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.        The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of each of the Fund’s series as set forth on Exhibit A attached hereto (the “Portfolios”) or as may exist from time to time in accordance with the Fund’s investment objective and policies and limitations relating to such Portfolio, and to administer the Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the assets of each Portfolio shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s registration statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of l940 covering the Fund’s Portfolios’ shares of beneficial interest, including the Prospectus and Statement of Additional Information forming a part thereof, all as filed with the Securities and Exchange Commission and as from time to time amended, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end, management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s custodian, transfer agent and shareholder service agent, and the like) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2.        For the services and facilities described in Section l, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of a Fund-Level Fee and a Complex-Level Fee.

A.        The Fund Level Fee shall be computed by applying the following annual rate to the average total daily net assets of each Portfolio, calculated separately:

[                    ]

B.	(1) The Complex-Level Fee for each Fund shall be calculated by applying the Complex-Level Fee Rate (as applied to a specific Fund, the “Fund-Specific Complex-Level Fee Rate”), expressed as a daily equivalent, to the daily net assets of the Fund. The Complex-Level Fee Rate shall be determined based upon the total daily net assets of all Eligible Funds, as defined below (with such daily net assets to include, in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by such Eligible Funds, such leveraging net assets), pursuant to the annual fee schedule shown below in this section, with the following exclusions (as adjusted, “Complex-Level Assets”):

(i)        in the case of Eligible Funds that invest in other Eligible Funds (“Funds of Funds”), that portion of the net assets of such Funds of Funds attributable to investments in such other Eligible Funds;

(ii)        that portion of the net assets of each Eligible Fund comprising the daily “Fund Asset Limit Amount” (as defined below).

The Complex-Level Fee Rate shall be calculated in such a manner that it results in the effective rate at the specified Complex-Level Asset amounts shown in the following annual fee schedule:

Complex-Level Asset Breakpoint Level ($ million)	Effective Rate at Breakpoint Level (%)
55,000	0.2000
56,000	0.1996
57,000	0.1989
60,000	0.1961
63,000	0.1931
66,000	0.1900
71,000	0.1851
76,000	0.1806
80,000	0.1773
91,000	0.1691
125,000	0.1599
200,000	0.1505
250,000	0.1469
300,000	0.1445

(2)        Definitions:

(i)        “Eligible Funds,” for purposes of the Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become part of the Nuveen complex because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund (in either case, such acquisition an “Acquisition” and such fund an “Acquired Fund”), will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not the assets of such Acquired Funds would be included in the Complex-Level Assets and, if so, whether there would be a basis for any adjustments to the complex-level breakpoint schedule and/or its application.

(ii)        The “Fund Asset Limit Amount” as of any calculation date shall for each Fund be equal to the lesser of (i) the Initial Fund Asset Limit Amount (defined below) and (ii) the Eligible Fund’s current net assets. The “Initial Fund Asset Limit Amount” for an Eligible Fund shall be determined as follows:

(a)        In the case of Nuveen-branded Funds that qualified as Eligible Funds on or prior to June 30, 2010, as well as Eligible Funds launched thereafter that are not Acquired Funds, the Initial Fund Asset Limit Amount shall be equal to zero, except to extent that such Fund may later participate in a subsequent Fund consolidation as described in (iii) below.

(b)        In the case of Acquired Funds, the Initial Fund Asset Limit Amount is equal to the product of (i) 1 minus the Aggregate Eligible Asset Percentage (defined below) and (ii) an Acquired Fund’s net assets as of the effective date of such Fund’s Acquisition.

(c)        In the event of a consolidation or merger of one or more Eligible Funds, the Initial Fund Asset Limit Amount of the combined fund will be equal to the sum of the Initial Fund Asset Limit Amounts of each individual Eligible Fund.

(iii)        “Acquisition Assets”: With respect to an Acquisition, the aggregate net assets as of the effective date of such Acquisition of all Acquired Funds.

(iv)        “Aggregate Eligible Asset Amount”: With respect to an Acquisition, that portion of the aggregate net assets of Acquired Funds as of the effective date of such Acquisition that is included in Complex-Level Assets. With respect to the series of First American Investment Funds, Inc. that became Acquired Funds as of January 1, 2011, the Aggregate Eligible Asset Amount is $2 billion.

(v)        “Aggregate Eligible Asset Percentage”: The ratio of the Aggregate Eligible Asset Amount to Acquisition Assets.

(vi)        “Fund-Specific Complex-Level Fee Rate”: The Complex-Level Fee Rate applicable to a specific Eligible Fund. In the case of Eligible Funds that are Funds of Funds, the Fund-Specific Complex-Level Fee Rate is zero percent (0%). For all other Eligible Funds, the Fund-Specific Complex-Level Fee Rate is the annual fee rate calculated as the sum of (i) the Complex-Level Fee Rate plus (ii) the product of (a) the difference between 0.20% and the Complex-Level Fee Rate and (b) the ratio of the Fund’s Fund Asset Limit Amount to such Fund’s net assets.

C.        For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby

3.        [In addition to the services and facilities described in Section 1, the Adviser shall assume and pay, but only to the extent hereinafter provided, the following expenses related to the [NAME OF FUND(S)] only: (x) any expenses for services rendered by a custodian for the safekeeping of the Portfolio’s securities or property, for keeping its books of account, for calculating the net asset value of the Portfolio as provided in the Declaration of Trust of the Fund, and any other charges of the custodian; and (y) the cost and expenses of the Portfolio’s; operations, including compensation of the trustees, transfer, dividend disbursing and shareholder service agent expenses, legal fees, expenses of independent accountants, costs of share certificates, expenses of preparing, printing and distributing reports to shareholders and governmental agencies, and all fees payable to Federal, State, or other governmental agencies on account of the registration of securities issued by the Portfolio, filing of corporate documents or otherwise. Notwithstanding the foregoing, the Adviser shall not be obligated to assume or pay interest, taxes, fees incurred in acquiring and disposing of portfolio securities or extraordinary expenses of the Portfolio. The Portfolio shall not incur any obligation for management or administrative expenses which the Portfolio intends the Adviser to assume and pay hereunder without first obtaining the written approval of the Adviser.

The foregoing enumerated expenses for the [NAME OF FUND(S)] are hereby assumed by the Adviser to the extent they, together with the Adviser’s fee payable hereunder (but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses), exceed during any fiscal year [ ]% of the Portfolio’s average net assets for such year; to the extent they do not exceed such percentages, such expenses shall be properly chargeable to that Portfolio. If, at the end of any month, the expenses of the Portfolio properly chargeable to the income account on a year-to-date basis shall exceed the appropriate percentage of average net assets, the payment to the Adviser for that month shall be reduced and, if necessary, the Adviser shall assume and pay expenses pursuant hereto so that the total year-to-date net expense will not exceed such percentage. As of the end of the Portfolio’s fiscal year the foregoing computation and assumption of expenses shall be readjusted, if necessary, so that the expenses assumed and paid by the Adviser, if any, are such, and the aggregate compensation payable to the Adviser related to the Portfolio for the year, (otherwise equal to the percentage set forth in Section 2 hereof of the average net asset value as determined and described herein throughout the fiscal year) is diminished as may be necessary, so that the total amount of expenses of the Portfolio borne by the Fund shall not exceed the applicable expense limitation.]

The net asset value of each Portfolio shall be calculated as provided in the Declaration of Trust of the Fund. On each day when net asset value is not calculated, the net asset value of a share of beneficial interest of a Portfolio shall be deemed to be the net asset value of such share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

4.        Regardless of any of the above provisions, the Adviser guarantees that the total expenses of each Portfolio in any fiscal year, exclusive of taxes, interest, brokerage commissions, and extraordinary expenses such as litigation costs, shall not exceed, and the Adviser undertakes to pay or refund to the Portfolio any amount up to but not greater than the aggregate fees received by the Adviser under this Agreement for such fiscal year, the limitation imposed by any jurisdiction in which the Fund continues to offer and sell shares of the Portfolio after exceeding such limitation. Except as otherwise agreed to by the Fund or the Adviser or unless otherwise required by the law or regulation of any state, any reimbursement by the Adviser to a Portfolio under this section shall not exceed the management fee payable to the Adviser by a Portfolio under this Agreement.

5.        The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

6.        Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as trustees, officers or agents.

7.        The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

8.        The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for a Portfolio of the Fund may also be appropriate for other Portfolios or for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the Fund’s Portfolios and the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by a Portfolio and another fund’s portfolio or one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund Portfolio or Portfolios purchasing such securities and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund Portfolios and such other accounts and funds, the size of investment commitments generally held by the Fund Portfolios and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

9.        This Agreement shall continue in effect until [August 1, 2015], unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the Board of Trustees, or, with respect to any Fund Portfolio, by vote of a majority of the outstanding voting securities of that Portfolio, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or, with respect to any Fund Portfolio, by vote of a majority of the outstanding voting securities of that Portfolio, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

10.        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

11.        The Adviser and its affiliates reserve the right to grant, at any time, the use of the name “Nuveen”, or any approximation or abbreviation thereof, to any other investment company or business enterprise. Upon termination of this Agreement by either party, or by its terms, the Fund shall thereafter refrain from using any name of the Fund which includes “Nuveen” or any approximation or abbreviation thereof, or is sufficiently similar to such name as to be likely to cause confusion with such name, and shall not allude in any public statement or advertisement to the former association.

12.        Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

13.        The Fund’s Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund’s officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

[NAME OF TRUST]

by:

Attest:

NUVEEN FUND ADVISORS, LLC

by:

Attest:

FORM OF MANAGEMENT AGREEMENT

BETWEEN

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST

AND

NUVEEN FUND ADVISORS, LLC

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST, a Massachusetts business trust registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end diversified management series investment company (“Trust”), hereby appoints NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company registered under the Investment Advisers Act of 1940 as an investment adviser, of Chicago, Illinois (“Manager”), to furnish investment advisory and management services and certain administrative services with respect to the portion of its assets represented by the shares of beneficial interest issued in the series listed in Schedule A hereto, as such schedule may be amended from time to time (each such series hereinafter referred to as “Fund”). Trust and Manager hereby agree that:

1.        Investment Management Services. Manager shall manage the investment operations of Trust and each Fund, subject to the terms of this Agreement and to the supervision and control of Trust’s Board of Trustees (“Trustees”). Manager agrees to perform, or arrange for the performance of, the following services with respect to each Fund:

(a)        to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b)        to formulate and maintain a continuous investment program in a manner consistent with and subject to (i) Trust’s agreement and declaration of trust and by-laws; (ii) the Fund’s investment objectives, policies, and restrictions as set forth in written documents furnished by the Trust to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Fund and Trust; and (iv) any other written limits or directions furnished by the Trustees to Manager;

(c)        unless otherwise directed by the Trustees, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d)        to use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e)        to make recommendations as to the manner in which voting rights, rights to consent to Trust or Fund action, and any other rights pertaining to Trust or the Fund shall be exercised;

(f)        to make available to Trust promptly upon request all of the Fund’s records and ledgers and any reports or information reasonably requested by the Trust; and

(g)        to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

Except as otherwise instructed from time to time by the Trustees, with respect to execution of transactions for Trust on behalf of a Fund, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparts or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell portfolio securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

Trust hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act or 1934 and Rule 11a2-2(T) thereunder. Trust hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Trust or one or more Funds in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Trust, the Funds, and Manager’s other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust in any way.

2.        Administrative Services. Subject to the terms of this Agreement and to the supervision and control of the Trustees, Manager shall provide to the Trust facilities, equipment, statistical and research data, clerical, accounting and bookkeeping services, internal auditing and legal services, and personnel to carry out all management services required for operation of the business and affairs of the Funds other than those services to be performed by the Trust’s Distributor pursuant to the Distribution Agreement, those services to be performed by the

Trust’s Custodian pursuant to the Custody Agreement, those services to be performed by the Trust’s Transfer Agent pursuant to the Transfer Agency Agreement, those services to be provided by the Trust’s Custodian pursuant to the Accounting Agreement and those services normally performed by the Trust’s counsel and auditors.

3.        Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

4.        Expenses Borne by Trust. Except to the extent expressly assumed by Manager herein or under a separate agreement between Trust and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Trust. Without limitation, such costs and expenses shall include but not be limited to:

(a)        all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

(b)        all charges for equipment or services used for obtaining price quotations or for communication between Manager or Trust and the custodian, transfer agent or any other agent selected by Trust;

(c)        all charges for and accounting services provided to Trust by Manager, or any other provider of such services;

(d)        all charges for services of Trust’s independent auditors and for services to Trust by legal counsel;

(e)        all compensation of Trustees, other than those affiliated with Manager, all expenses incurred in connection with their services to Trust, and all expenses of meetings of the Trustees or committees thereof;

(f)        all expenses incidental to holding meetings of holders of units of interest in the Trust (“Shareholders”), including printing and of supplying each record-date Shareholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g)        all expenses of printing of annual or more frequent revisions of Trust prospectus(es) and of supplying each then-existing Shareholder with a copy of a revised prospectus;

(h)        all expenses related to preparing and transmitting certificates representing Trust shares;

(i)        all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees;

(j)        all brokers’ commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k)        all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

(l)        all expenses of registering and maintaining the registration of Trust under the 1940 Act and, to the extent no exemption is available, expenses of registering Trust’s shares under the 1933 Act, of qualifying and maintaining qualification of Trust and of Trust’s shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of Trust under all other laws applicable to Trust or its business activities;

(m)        all interest on indebtedness, if any, incurred by Trust or a Fund; and

(n)         all fees, dues and other expenses incurred by Trust in connection with membership of Trust in any trade association or other investment company organization.

5.        Allocation of Expenses Borne by Trust. Any expenses borne by Trust that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of Fund assets. Any expense borne by Trust which is not solely attributable to a Fund, nor solely to any other series of shares of Trust, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

6.        Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement.

In the event that Manager pays or assumes any expenses of Trust or a Fund not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Trust or a Fund under any separate agreement or arrangement between the parties.

7.        Management Fee. Manager shall receive no investment advisory or other fee from a Fund for the services provided under this Agreement.

8.        State Expense Limitation. If for any fiscal year of a Fund, its aggregate operating expenses (“Aggregate Operating Expenses”) exceed the applicable percentage expense limit imposed under the securities law and regulations of any state in which Shares of the Fund are qualified for sale (the “State Expense Limit”), the Manager shall pay such Fund the amount of such excess. For purposes of this State Expense Limit, Aggregate Operating Expenses shall (a) include (i) any fees or expenses reimbursements payable to Manager pursuant to this Agreement and (ii) to the extent the Fund invests all or a portion of its assets in another investment company registered under the 1940 Act, the pro rata portion of that company’s operating expenses allocated to the Fund, and (iii) any compensation payable to Manager pursuant to any separate agreement relating to the Fund’s administration, but (b) exclude any interest, taxes, brokerage commissions, and other normal charges incident to the purchase, sale or loan of securities, commodity interests or other investments held by the Fund, litigation and indemnification expense, and other extraordinary expenses not incurred in the ordinary course of business. Except as otherwise agreed to by the parties or unless otherwise required by the law or regulation of any state, any reimbursement by Manager to a Fund under this section shall not exceed the management fee payable to Manager by the Fund under this Agreement.

Any payment to a Fund by Manager hereunder shall be made monthly, by annualizing the Aggregate Operating Expenses for each month as of the last day of the month. An adjustment for payments made during any fiscal year of the Fund shall be made on or before the last day of the first month following such fiscal year of the Fund if the Annual Operating Expenses for such fiscal year (i) do not exceed the State Expense Limitation or (ii) for such fiscal year there is no applicable State Expense Limit.

9.        Retention of Sub-Adviser. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisers at Manager’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Trust or one or more Funds. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Trust and its Funds for all acts or omissions of any sub-adviser in connection with the performance or Manager’s duties hereunder.

10.        Non-Exclusivity. The services of Manager to Trust hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

11.        Standard of Care. The Manager shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

12.        Amendment. This Agreement may not be amended as to the Trust or any Fund without the affirmative votes (a) of a majority of the Board of Trustees, including a majority of those Trustees who are not “interested persons” of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a “majority of the outstanding shares” of Trust or, with respect to any amendment affecting an individual Fund, a “majority of the outstanding shares” of that Fund. The terms “interested persons” and “vote of a majority of the outstanding shares” shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

13.        Effective Date and Termination. This Agreement shall become effective as to any Fund as of the effective date for that Fund specified in Schedule A hereto. This Agreement may be terminated at any time, without payment of any penalty, as to any Fund by the Board of Trustees of Trust, or by a vote of a majority of the outstanding shares of that fund, upon at least sixty (60) days’ written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days’ written notice to Trust. This Agreement shall terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to any Fund specified in Schedule A and thereafter from year to year only so long as such continuance is specifically approved with respect to that Fund at least annually (a) by a majority of those Trustees who are not interested persons of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of Trust or by a “vote of a majority of the outstanding shares” of the Fund.

14.        Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Trust and any other records the parties mutually agree shall be maintained by Manager on behalf of Trust are the property of Trust and shall be surrendered by Manager promptly on request by Trust; provided that Manager may at its own expense make and retain copies of any such records.

Trust shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Shareholder in a Fund as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

Manager shall prepare and furnish to Trust as to each Fund statistical data and other information in such form and at such intervals as Trust may reasonably request.

15.        Non-Liability of Trustees and Shareholders. Any obligation of Trust hereunder shall be binding only upon the assets of Trust (or the applicable Fund thereof) and shall not be binding upon any Trustee, officer, employee, agent or Shareholder of Trust. Neither the authorization of any action by the Trustees or Shareholders of Trust nor the execution of this Agreement on behalf of Trust shall impose any liability upon any Trustee or any Shareholder.

16.        Use of Manager’s Name. Trust may use the name “Nuveen Managed Accounts Portfolios Trust” and the Fund names listed in Schedule A or any other name derived from the name “Nuveen” only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Trust will cease to use any name derived from the name “Nuveen” or otherwise connected with Manager, or with any organization which shall have succeeded to Manager’s business as investment adviser.

17.        References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as “herein,” “hereof,” and “hereunder’” shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction, or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: [                    ]

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST

ATTEST	By

NUVEEN FUND ADVISORS, LLC

ATTEST	By

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST MANAGEMENT AGREEMENT

SCHEDULE A

The Funds of the Trust currently subject to this Agreement and the effective date of each are as follows:

FUND	EFFECTIVE DATE	INITIAL TERM

Appendix N

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT MADE THIS [    ] day of [                    ], by and between Nuveen Fund Advisors, LLC, a Delaware limited liability company and a registered investment adviser (“Manager”), and Nuveen Asset Management, LLC, a Delaware limited liability company and a registered investment adviser (“Sub-Adviser”).

WHEREAS, Manager is the investment manager for the Funds listed on Schedule A hereto (each a “Fund” and collectively the “Funds”), each a series of [NAME OF TRUST] (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, Manager desires to retain Sub-Adviser as its agent to furnish investment advisory services for each Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.        Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services with respect to the portion of each Fund’s portfolio allocated by Manager to Sub-Adviser for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2.        Services to be Performed. Subject always to the supervision of Manager and the Trust’s Board of Trustees (the “Board”), Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of each Fund’s investment portfolio allocated by Manager to Sub-Adviser. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Trust, will monitor each Fund’s investments, and will comply with the provisions of the Trust’s Declaration of Trust and By-laws, each as amended from time to time (the “Trust Documents”), and the stated investment objectives, policies and restrictions of each Fund. Manager will provide Sub-Adviser with current copies of the Trust Documents, each Fund’s prospectus and Statement of Additional Information and any amendments thereto, and any objectives, policies or restrictions not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. Sub-Adviser will report to Manager and the Board with respect to the implementation of its investment program for each Fund.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund, and is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of each Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or the Funds, or be in breach of any obligation owing to the Trust or the Funds under this Agreement, or otherwise, solely by reason of its having caused a Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for a Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Funds, as to which it exercises investment discretion. In addition, if in the judgment of Sub-Adviser, a Fund would be benefited by supplemental services, Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction, provided that Sub-Adviser determines in good faith that the commission or spread paid is reasonable in relation to the services provided. Sub-Adviser will properly communicate to the officers and trustees of the Trust such information relating to transactions for each Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to Manager, Sub-Adviser or any affiliated person of the Trust, Manager or Sub-Adviser, except as may be permitted under the 1940 Act, and under no circumstances will Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

Sub-Adviser further agrees that it:

(a)	will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)	will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)	will report regularly to Manager and the Board and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Manager;

(d)	will prepare such books and records with respect to each Fund’s securities transactions as requested by Manager and will furnish Manager and the Board such periodic and special reports as Manager or the Board may reasonably request; and

(e)

will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Funds, and will notify Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Funds’ securities are priced on a given day) that may materially impact the pricing of one or more securities in Sub-Adviser’s portion of the portfolio. In addition, upon the request of Manager, Sub-Adviser will assist Manager in evaluating the impact that such an event may have on the net asset value of the Funds and in determining a recommended fair value of the affected security or securities. Sub-Adviser shall not be liable for any valuation determined or adopted by the Funds, the Funds’ custodian and/or portfolio accounting agent, as contemplated in this Agreement, unless such determination is made based upon information provided by Sub-Adviser that is materially incorrect or incomplete as a result of Sub-Adviser’s gross negligence.

3.        Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for each Fund.

4.        Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee for each Fund equal to a percentage (as set forth on Schedule A) of the remainder of (a) the investment management fee payable by each Fund to Manager based on average daily net assets pursuant to the Management Agreement between Manager and the Trust, less (b) any management fees, expenses, supermarket fees and alliance fees waived, reimbursed or paid by Manager in respect of each Fund.

The management fee shall accrue on each calendar day, and shall be payable monthly on the second business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of each Fund, determined in the manner established by the Board, as of the close of business on the last preceding business day on which each Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

[NUVEEN MANAGED ACCOUNTS PORTFOLIO TRUST: For the services provided and the expenses assumed pursuant to this Agreement, the Sub-Adviser shall not receive any investment advisory or other fee from a Fund for the services provided. Manager will not pay Sub-Adviser a fee, and Sub-Adviser agrees to accept no fee.]

5.        Services to Others. Manager understands, and has advised the Board, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies that are not series of the Trust, provided that whenever each Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised the Board, that in some cases this procedure may adversely affect the size of the position that each Fund may obtain in a particular security. It is further agreed that, on occasions when Sub-Adviser deems the purchase or sale of a security to be in the best interests of each Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for each Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised the Board, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Funds. It is also agreed that Sub-Adviser may use any supplemental research obtained for the benefit of the Funds in providing investment advice to its other investment advisory accounts or for managing its own accounts.

6.        Limitation of Liability. Manager will not take any action against Sub-Adviser to hold Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of Sub-Adviser’s duties under this Agreement, except for a loss resulting from Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

7.        Term; Termination; Amendment. As to each Fund, this Agreement shall become effective and shall run for an initial period as specified for each Fund in Schedule A hereto. This Agreement shall continue in force from year to year thereafter with respect to each Fund, but only as long as such continuance is specifically approved for each Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for each Fund, Sub-Adviser may continue to serve in such capacity for each Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice to Sub-Adviser. This Agreement may also be terminated by the Trust with respect to a Fund by action of the Board or by a vote of a majority of the outstanding voting securities of such Fund on sixty (60) days’ written notice to Sub-Adviser by the Trust.

This Agreement may be terminated with respect to each Fund at any time without the payment of any penalty by Manager or the Board or by vote of a majority of the outstanding voting securities of each Fund in the event that it shall have been established by a court of competent jurisdiction that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a breach of the covenants of Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination. This Agreement shall automatically terminate in the event the Management Agreement between Manager and the Trust is terminated, assigned or not renewed.

8.        Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party as set forth below:

If to Manager:	If to Sub-Adviser:

Nuveen Fund Advisors, LLC	Nuveen Asset Management, LLC
333 West Wacker Drive	333 West Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

With a copy to:

Nuveen Investments, Inc.
333 West Wacker Drive
Chicago, Illinois 60606

or such address as such party may designate for the receipt of such notice.

9.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

10.        Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

IN WITNESS WHEREOF, Manager and Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company By: Title:	NUVEEN ASSET MANAGEMENT, LLC, a Delaware limited liability company By: Title:

INVESTMENT SUB-ADVISORY AGREEMENT

Schedule A

Fund Name	Effective Date	Period End	Compensation Percentage

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	MUNI0814

NUVEEN FUNDS	PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, AUGUST 5, 2014

A Special Meeting of Shareholders will be held Tuesday, August 5, 2014 at 2:00 p.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of Shareholders to be held on Tuesday, August 5, 2014, or any adjournment(s), postponement(s) or delay(s) thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com).

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Signature

Date	NUV_25747_061214-BK1

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

FUNDS	FUNDS	FUNDS
Nuveen All-American Municipal Bond Fund	Nuveen High Yield Municipal Bond Fund	Nuveen Inflation Protected Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund	Nuveen Limited Term Municipal Bond Fund	Nuveen Short Duration High Yield Municipal Bond Fund
Nuveen Arizona Municipal Bond Fund	Nuveen California Municipal Bond Fund

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	To approve a new investment management agreement between the Fund and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen All-American Municipal Bond Fund	☐	☐	☐	02	Nuveen High Yield Municipal Bond Fund	☐	☐	☐
03	Nuveen Inflation Protected Municipal Bond Fund	☐	☐	☐	04	Nuveen Intermediate Duration Municipal Bond Fund	☐	☐	☐
05	Nuveen Limited Term Municipal Bond Fund	☐	☐	☐	06	Nuveen Short Duration High Yield Muni Bond Fund	☐	☐	☐
07	Nuveen Arizona Municipal Bond Fund	☐	☐	☐	08	Nuveen California Municipal Bond Fund	☐	☐	☐

2. To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen All-American Municipal Bond Fund	☐	☐	☐	02	Nuveen High Yield Municipal Bond Fund	☐	☐	☐
03	Nuveen Inflation Protected Municipal Bond Fund	☐	☐	☐	04	Nuveen Intermediate Duration Municipal Bond Fund	☐	☐	☐
05	Nuveen Limited Term Municipal Bond Fund	☐	☐	☐	06	Nuveen Short Duration High Yield Muni Bond Fund	☐	☐	☐
07	Nuveen Arizona Municipal Bond Fund	☐	☐	☐	08	Nuveen California Municipal Bond Fund	☐	☐	☐

3a. To approve revision of the fundamental policy related to the purchase and sale of commodities.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen All-American Municipal Bond Fund	☐	☐	☐	02	Nuveen High Yield Municipal Bond Fund	☐	☐	☐
03	Nuveen Inflation Protected Municipal Bond Fund	☐	☐	☐	04	Nuveen Intermediate Duration Municipal Bond Fund	☐	☐	☐
05	Nuveen Limited Term Municipal Bond Fund	☐	☐	☐	06	Nuveen Short Duration High Yield Muni Bond Fund	☐	☐	☐
07	Nuveen Arizona Municipal Bond Fund	☐	☐	☐	08	Nuveen California Municipal Bond Fund	☐	☐	☐

3b. To approve a revision of the fundamental policy related to issuing senior securities.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen All-American Municipal Bond Fund	☐	☐	☐	02	Nuveen High Yield Municipal Bond Fund	☐	☐	☐
03	Nuveen Inflation Protected Municipal Bond Fund	☐	☐	☐	04	Nuveen Intermediate Duration Municipal Bond Fund	☐	☐	☐
05	Nuveen Limited Term Municipal Bond Fund	☐	☐	☐	06	Nuveen Arizona Municipal Bond Fund	☐	☐	☐
07	Nuveen California Municipal Bond Fund	☐	☐	☐

3c.	To approve a revision of the fundamental policy related to underwriting.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen All-American Municipal Bond Fund	☐	☐	☐	02	Nuveen High Yield Municipal Bond Fund	☐	☐	☐
03	Nuveen Inflation Protected Municipal Bond Fund	☐	☐	☐	04	Nuveen Intermediate Duration Municipal Bond Fund	☐	☐	☐
05	Nuveen Limited Term Municipal Bond Fund	☐	☐	☐	06	Nuveen Arizona Municipal Bond Fund	☐	☐	☐
07	Nuveen California Municipal Bond Fund	☐	☐	☐

3d.	To approve a revision of the fundamental policy related to the purchase and sale of real estate.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen All-American Municipal Bond Fund	☐	☐	☐	02	Nuveen High Yield Municipal Bond Fund	☐	☐	☐
03	Nuveen Inflation Protected Municipal Bond Fund	☐	☐	☐	04	Nuveen Intermediate Duration Municipal Bond Fund	☐	☐	☐
05	Nuveen Limited Term Municipal Bond Fund	☐	☐	☐	06	Nuveen Arizona Municipal Bond Fund	☐	☐	☐
07	Nuveen California Municipal Bond Fund	☐	☐	☐

3e.	To approve a revision of the fundamental policy related to diversification.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen All-American Municipal Bond Fund	☐	☐	☐	02	Nuveen High Yield Municipal Bond Fund	☐	☐	☐
03	Nuveen Intermediate Duration Municipal Bond Fund	☐	☐	☐	04	Nuveen Limited Term Municipal Bond Fund	☐	☐	☐
05	Nuveen Short Duration High Yield Muni Bond Fund	☐	☐	☐	06	Nuveen Arizona Municipal Bond Fund	☐	☐	☐
07	Nuveen California Municipal Bond Fund	☐	☐	☐

3f.	To approve elimination of the fundamental policy related to permitted investments.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen All-American Municipal Bond Fund	☐	☐	☐	02	Nuveen High Yield Municipal Bond Fund	☐	☐	☐
03	Nuveen Inflation Protected Municipal Bond Fund	☐	☐	☐	04	Nuveen Intermediate Duration Municipal Bond Fund	☐	☐	☐
05	Nuveen Limited Term Municipal Bond Fund	☐	☐	☐	06	Nuveen Arizona Municipal Bond Fund	☐	☐	☐
07	Nuveen California Municipal Bond Fund	☐	☐	☐

3g.	To approve elimination of the fundamental policy related to pledging assets.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen All-American Municipal Bond Fund	☐	☐	☐	02	Nuveen High Yield Municipal Bond Fund	☐	☐	☐
03	Nuveen Inflation Protected Municipal Bond Fund	☐	☐	☐	04	Nuveen Intermediate Duration Municipal Bond Fund	☐	☐	☐
05	Nuveen Limited Term Municipal Bond Fund	☐	☐	☐	06	Nuveen Arizona Municipal Bond Fund	☐	☐	☐
07	Nuveen California Municipal Bond Fund	☐	☐	☐

3h.	To approve elimination of the fundamental policy related to investment in issuers whose shares are owned by the Fund’s Board Members or officers.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen All-American Municipal Bond Fund	☐	☐	☐	02	Nuveen Inflation Protected Municipal Bond Fund	☐	☐	☐
03	Nuveen Intermediate Duration Municipal Bond Fund	☐	☐	☐	04	Nuveen Limited Term Municipal Bond Fund	☐	☐	☐
05	Nuveen Arizona Municipal Bond Fund	☐	☐	☐	06	Nuveen California Municipal Bond Fund	☐	☐	☐

3i.	To approve elimination of the fundamental policy related to short sales and purchases on margin.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen All-American Municipal Bond Fund	☐	☐	☐	02	Nuveen High Yield Municipal Bond Fund	☐	☐	☐
03	Nuveen Inflation Protected Municipal Bond Fund	☐	☐	☐	04	Nuveen Intermediate Duration Municipal Bond Fund	☐	☐	☐
05	Nuveen Limited Term Municipal Bond Fund	☐	☐	☐	06	Nuveen Arizona Municipal Bond Fund	☐	☐	☐
07	Nuveen California Municipal Bond Fund	☐	☐	☐

3j.	To approve elimination of the fundamental policy related to writing options.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen All-American Municipal Bond Fund	☐	☐	☐	02	Nuveen High Yield Municipal Bond Fund	☐	☐	☐
03	Nuveen Inflation Protected Municipal Bond Fund	☐	☐	☐	04	Nuveen Intermediate Duration Municipal Bond Fund	☐	☐	☐
05	Nuveen Limited Term Municipal Bond Fund	☐	☐	☐	06	Nuveen Arizona Municipal Bond Fund	☐	☐	☐
07	Nuveen California Municipal Bond Fund	☐	☐	☐

4.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. William Adams IV	02. Robert P. Bremner	03. Jack B. Evans	04. William C. Hunter
05. David J. Kundert	06. John K. Nelson	07. William J. Schneider	08. Thomas S. Schreier, Jr.
09. Judith M. Stockdale	10. Carole E. Stone	11. Virginia L. Stringer	12. Terence J. Toth

		FOR	WITHHOLD	FOR ALL			FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT			ALL	ALL	EXCEPT
01	Nuveen All-American Municipal Bond Fund	☐	☐	☐	02	Nuveen High Yield Municipal Bond Fund	☐	☐	☐
03	Nuveen Inflation Protected Municipal Bond Fund	☐	☐	☐	04	Nuveen Intermediate Duration Municipal Bond Fund	☐	☐	☐
05	Nuveen Limited Term Municipal Bond Fund	☐	☐	☐	06	Nuveen Short Duration High Yield Muni Bond Fund	☐	☐	☐
07	Nuveen Arizona Municipal Bond Fund	☐	☐	☐	08	Nuveen California Municipal Bond Fund	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Special

Meeting of Shareholders to Be Held on August 5, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/MF/Default.aspx

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.

NUV_25747_061214-BK1

NUVEEN FUNDS THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR A SPECIAL MEETING OF SHAREHOLDERS, AUGUST 5, 2014	PROXY

A Special Meeting of Shareholders will be held Tuesday, August 5, 2014 at 2:00 p.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of Shareholders to be held on Tuesday, August 5, 2014, or any adjournment(s), postponement(s) or delay(s) thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com).

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Signature

Date	NUV_25747_061214-BK1

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

FUNDS	FUNDS	FUNDS
Nuveen California High Yield Municipal Bond Fund	Nuveen Colorado Municipal Bond Fund	Nuveen Connecticut Municipal Bond Fund
Nuveen Georgia Municipal Bond Fund	Nuveen Kansas Municipal Bond Fund	Nuveen Kentucky Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund	Nuveen Maryland Municipal Bond Fund

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	To approve a new investment management agreement between the Fund and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen California High Yield Municipal Bond Fund	☐	☐	☐	02	Nuveen Colorado Municipal Bond Fund	☐	☐	☐
03	Nuveen Connecticut Municipal Bond Fund	☐	☐	☐	04	Nuveen Georgia Municipal Bond Fund	☐	☐	☐
05	Nuveen Kansas Municipal Bond Fund	☐	☐	☐	06	Nuveen Kentucky Municipal Bond Fund	☐	☐	☐
07	Nuveen Louisiana Municipal Bond Fund	☐	☐	☐	08	Nuveen Maryland Municipal Bond Fund	☐	☐	☐

2.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen California High Yield Municipal Bond Fund	☐	☐	☐	02	Nuveen Colorado Municipal Bond Fund	☐	☐	☐
03	Nuveen Connecticut Municipal Bond Fund	☐	☐	☐	04	Nuveen Georgia Municipal Bond Fund	☐	☐	☐
05	Nuveen Kansas Municipal Bond Fund	☐	☐	☐	06	Nuveen Kentucky Municipal Bond Fund	☐	☐	☐
07	Nuveen Louisiana Municipal Bond Fund	☐	☐	☐	08	Nuveen Maryland Municipal Bond Fund	☐	☐	☐

3a.	To approve revision of the fundamental policy related to the purchase and sale of commodities.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen California High Yield Municipal Bond Fund	☐	☐	☐	02	Nuveen Colorado Municipal Bond Fund	☐	☐	☐
03	Nuveen Connecticut Municipal Bond Fund	☐	☐	☐	04	Nuveen Georgia Municipal Bond Fund	☐	☐	☐
05	Nuveen Kansas Municipal Bond Fund	☐	☐	☐	06	Nuveen Kentucky Municipal Bond Fund	☐	☐	☐
07	Nuveen Louisiana Municipal Bond Fund	☐	☐	☐	08	Nuveen Maryland Municipal Bond Fund	☐	☐	☐

3b.	To approve a revision of the fundamental policy related to issuing senior securities.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen California High Yield Municipal Bond Fund	☐	☐	☐	02	Nuveen Colorado Municipal Bond Fund	☐	☐	☐
03	Nuveen Connecticut Municipal Bond Fund	☐	☐	☐	04	Nuveen Georgia Municipal Bond Fund	☐	☐	☐
05	Nuveen Kansas Municipal Bond Fund	☐	☐	☐	06	Nuveen Kentucky Municipal Bond Fund	☐	☐	☐
07	Nuveen Louisiana Municipal Bond Fund	☐	☐	☐	08	Nuveen Maryland Municipal Bond Fund	☐	☐	☐

3c.	To approve a revision of the fundamental policy related to underwriting.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen California High Yield Municipal Bond Fund	☐	☐	☐	02	Nuveen Colorado Municipal Bond Fund	☐	☐	☐
03	Nuveen Connecticut Municipal Bond Fund	☐	☐	☐	04	Nuveen Georgia Municipal Bond Fund	☐	☐	☐
05	Nuveen Kansas Municipal Bond Fund	☐	☐	☐	06	Nuveen Kentucky Municipal Bond Fund	☐	☐	☐
07	Nuveen Louisiana Municipal Bond Fund	☐	☐	☐	08	Nuveen Maryland Municipal Bond Fund	☐	☐	☐

3d.	To approve a revision of the fundamental policy related to the purchase and sale of real estate.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen California High Yield Municipal Bond Fund	☐	☐	☐	02	Nuveen Colorado Municipal Bond Fund	☐	☐	☐
03	Nuveen Connecticut Municipal Bond Fund	☐	☐	☐	04	Nuveen Georgia Municipal Bond Fund	☐	☐	☐
05	Nuveen Kansas Municipal Bond Fund	☐	☐	☐	06	Nuveen Kentucky Municipal Bond Fund	☐	☐	☐
07	Nuveen Louisiana Municipal Bond Fund	☐	☐	☐	08	Nuveen Maryland Municipal Bond Fund	☐	☐	☐

3e.	To approve a revision of the fundamental policy related to diversification.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen California High Yield Municipal Bond Fund	☐	☐	☐	02	Nuveen Colorado Municipal Bond Fund	☐	☐	☐
03	Nuveen Connecticut Municipal Bond Fund	☐	☐	☐	04	Nuveen Georgia Municipal Bond Fund	☐	☐	☐
05	Nuveen Kentucky Municipal Bond Fund	☐	☐	☐	06	Nuveen Maryland Municipal Bond Fund	☐	☐	☐

3f.	To approve elimination of the fundamental policy related to permitted investments.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen California High Yield Municipal Bond Fund	☐	☐	☐	02	Nuveen Colorado Municipal Bond Fund	☐	☐	☐
03	Nuveen Connecticut Municipal Bond Fund	☐	☐	☐	04	Nuveen Georgia Municipal Bond Fund	☐	☐	☐
05	Nuveen Kansas Municipal Bond Fund	☐	☐	☐	06	Nuveen Kentucky Municipal Bond Fund	☐	☐	☐
07	Nuveen Louisiana Municipal Bond Fund	☐	☐	☐	08	Nuveen Maryland Municipal Bond Fund	☐	☐	☐

3g.	To approve elimination of the fundamental policy related to pledging assets.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen California High Yield Municipal Bond Fund	☐	☐	☐	02	Nuveen Colorado Municipal Bond Fund	☐	☐	☐
03	Nuveen Connecticut Municipal Bond Fund	☐	☐	☐	04	Nuveen Georgia Municipal Bond Fund	☐	☐	☐
05	Nuveen Kansas Municipal Bond Fund	☐	☐	☐	06	Nuveen Kentucky Municipal Bond Fund	☐	☐	☐
07	Nuveen Louisiana Municipal Bond Fund	☐	☐	☐	08	Nuveen Maryland Municipal Bond Fund	☐	☐	☐

3h.	To approve elimination of the fundamental policy related to investment in issuers whose shares are owned by the Fund’s Board Members or officers.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Colorado Municipal Bond Fund	☐	☐	☐	02	Nuveen Connecticut Municipal Bond Fund	☐	☐	☐
03	Nuveen Georgia Municipal Bond Fund	☐	☐	☐	04	Nuveen Kansas Municipal Bond Fund	☐	☐	☐
05	Nuveen Kentucky Municipal Bond Fund	☐	☐	☐	06	Nuveen Louisiana Municipal Bond Fund	☐	☐	☐
07	Nuveen Maryland Municipal Bond Fund	☐	☐	☐

3i.	To approve elimination of the fundamental policy related to short sales and purchases on margin.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen California High Yield Municipal Bond Fund	☐	☐	☐	02	Nuveen Colorado Municipal Bond Fund	☐	☐	☐
03	Nuveen Connecticut Municipal Bond Fund	☐	☐	☐	04	Nuveen Georgia Municipal Bond Fund	☐	☐	☐
05	Nuveen Kansas Municipal Bond Fund	☐	☐	☐	06	Nuveen Kentucky Municipal Bond Fund	☐	☐	☐
07	Nuveen Louisiana Municipal Bond Fund	☐	☐	☐	08	Nuveen Maryland Municipal Bond Fund	☐	☐	☐

3j.	To approve elimination of the fundamental policy related to writing options.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen California High Yield Municipal Bond Fund	☐	☐	☐	02	Nuveen Colorado Municipal Bond Fund	☐	☐	☐
03	Nuveen Connecticut Municipal Bond Fund	☐	☐	☐	04	Nuveen Georgia Municipal Bond Fund	☐	☐	☐
05	Nuveen Kansas Municipal Bond Fund	☐	☐	☐	06	Nuveen Kentucky Municipal Bond Fund	☐	☐	☐
07	Nuveen Louisiana Municipal Bond Fund	☐	☐	☐	08	Nuveen Maryland Municipal Bond Fund	☐	☐	☐

4.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01.	William Adams IV	02.	Robert P. Bremner	03.	Jack B. Evans	04.	William C. Hunter
05.	David J. Kundert	06.	John K. Nelson	07.	William J. Schneider	08.	Thomas S. Schreier, Jr.
09.	Judith M. Stockdale	10.	Carole E. Stone	11.	Virginia L. Stringer	12.	Terence J. Toth

		FOR	WITHHOLD	FOR ALL			FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT			ALL	ALL	EXCEPT
01	Nuveen California High Yield Municipal Bond Fund	☐	☐	☐	02	Nuveen Colorado Municipal Bond Fund	☐	☐	☐
03	Nuveen Connecticut Municipal Bond Fund	☐	☐	☐	04	Nuveen Georgia Municipal Bond Fund	☐	☐	☐
05	Nuveen Kansas Municipal Bond Fund	☐	☐	☐	06	Nuveen Kentucky Municipal Bond Fund	☐	☐	☐
07	Nuveen Louisiana Municipal Bond Fund	☐	☐	☐	08	Nuveen Maryland Municipal Bond Fund	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Special

Meeting of Shareholders to Be Held on August 5, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/MF/Default.aspx

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.

NUV_25747_061214-BK1

NUVEEN FUNDS	PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, AUGUST 5, 2014

A Special Meeting of Shareholders will be held Tuesday, August 5, 2014 at 2:00 p.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of Shareholders to be held on Tuesday, August 5, 2014, or any adjournment(s), postponement(s) or delay(s) thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com).

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE BY TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Signature

Date	NUV_25747_061214-BK1

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

FUNDS	FUNDS	FUNDS
Nuveen Massachusetts Municipal Bond Fund	Nuveen Michigan Municipal Bond Fund	Nuveen Missouri Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund	Nuveen New Mexico Municipal Bond Fund	Nuveen New York Municipal Bond Fund
Nuveen North Carolina Municipal Bond Fund	Nuveen Ohio Municipal Bond Fund

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	To approve a new investment management agreement between the Fund and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Massachusetts Municipal Bond Fund	☐	☐	☐	02	Nuveen Michigan Municipal Bond Fund	☐	☐	☐
03	Nuveen Missouri Municipal Bond Fund	☐	☐	☐	04	Nuveen New Jersey Municipal Bond Fund	☐	☐	☐
05	Nuveen New Mexico Municipal Bond Fund	☐	☐	☐	06	Nuveen New York Municipal Bond Fund	☐	☐	☐
07	Nuveen North Carolina Municipal Bond Fund	☐	☐	☐	08	Nuveen Ohio Municipal Bond Fund	☐	☐	☐

2. To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Massachusetts Municipal Bond Fund	☐	☐	☐	02	Nuveen Michigan Municipal Bond Fund	☐	☐	☐
03	Nuveen Missouri Municipal Bond Fund	☐	☐	☐	04	Nuveen New Jersey Municipal Bond Fund	☐	☐	☐
05	Nuveen New Mexico Municipal Bond Fund	☐	☐	☐	06	Nuveen New York Municipal Bond Fund	☐	☐	☐
07	Nuveen North Carolina Municipal Bond Fund	☐	☐	☐	08	Nuveen Ohio Municipal Bond Fund	☐	☐	☐

3a. To approve revision of the fundamental policy related to the purchase and sale of commodities.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Massachusetts Municipal Bond Fund	☐	☐	☐	02	Nuveen Michigan Municipal Bond Fund	☐	☐	☐
03	Nuveen Missouri Municipal Bond Fund	☐	☐	☐	04	Nuveen New Jersey Municipal Bond Fund	☐	☐	☐
05	Nuveen New Mexico Municipal Bond Fund	☐	☐	☐	06	Nuveen New York Municipal Bond Fund	☐	☐	☐
07	Nuveen North Carolina Municipal Bond Fund	☐	☐	☐	08	Nuveen Ohio Municipal Bond Fund	☐	☐	☐

3b. To approve a revision of the fundamental policy related to issuing senior securities.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Massachusetts Municipal Bond Fund	☐	☐	☐	02	Nuveen Michigan Municipal Bond Fund	☐	☐	☐
03	Nuveen Missouri Municipal Bond Fund	☐	☐	☐	04	Nuveen New Jersey Municipal Bond Fund	☐	☐	☐
05	Nuveen New Mexico Municipal Bond Fund	☐	☐	☐	06	Nuveen New York Municipal Bond Fund	☐	☐	☐
07	Nuveen North Carolina Municipal Bond Fund	☐	☐	☐	08	Nuveen Ohio Municipal Bond Fund	☐	☐	☐

3c.	To approve a revision of the fundamental policy related to underwriting.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Massachusetts Municipal Bond Fund	☐	☐	☐	02	Nuveen Michigan Municipal Bond Fund	☐	☐	☐
03	Nuveen Missouri Municipal Bond Fund	☐	☐	☐	04	Nuveen New Jersey Municipal Bond Fund	☐	☐	☐
05	Nuveen New Mexico Municipal Bond Fund	☐	☐	☐	06	Nuveen New York Municipal Bond Fund	☐	☐	☐
07	Nuveen North Carolina Municipal Bond Fund	☐	☐	☐	08	Nuveen Ohio Municipal Bond Fund	☐	☐	☐

3d. To approve a revision of the fundamental policy related to the purchase and sale of real estate.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Massachusetts Municipal Bond Fund	☐	☐	☐	02	Nuveen Michigan Municipal Bond Fund	☐	☐	☐
03	Nuveen Missouri Municipal Bond Fund	☐	☐	☐	04	Nuveen New Jersey Municipal Bond Fund	☐	☐	☐
05	Nuveen New Mexico Municipal Bond Fund	☐	☐	☐	06	Nuveen New York Municipal Bond Fund	☐	☐	☐
07	Nuveen North Carolina Municipal Bond Fund	☐	☐	☐	08	Nuveen Ohio Municipal Bond Fund	☐	☐	☐

3e. To approve a revision of the fundamental policy related to diversification.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Massachusetts Municipal Bond Fund	☐	☐	☐	02	Nuveen Michigan Municipal Bond Fund	☐	☐	☐
03	Nuveen Missouri Municipal Bond Fund	☐	☐	☐	04	Nuveen New Jersey Municipal Bond Fund	☐	☐	☐
05	Nuveen New York Municipal Bond Fund	☐	☐	☐	06	Nuveen North Carolina Municipal Bond Fund	☐	☐	☐
07	Nuveen Ohio Municipal Bond Fund	☐	☐	☐

3f. To approve elimination of the fundamental policy related to permitted investments.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Massachusetts Municipal Bond Fund	☐	☐	☐	02	Nuveen Michigan Municipal Bond Fund	☐	☐	☐
03	Nuveen Missouri Municipal Bond Fund	☐	☐	☐	04	Nuveen New Jersey Municipal Bond Fund	☐	☐	☐
05	Nuveen New Mexico Municipal Bond Fund	☐	☐	☐	06	Nuveen New York Municipal Bond Fund	☐	☐	☐
07	Nuveen North Carolina Municipal Bond Fund	☐	☐	☐	08	Nuveen Ohio Municipal Bond Fund	☐	☐	☐

3g. To approve elimination of the fundamental policy related to pledging assets.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Massachusetts Municipal Bond Fund	☐	☐	☐	02	Nuveen Michigan Municipal Bond Fund	☐	☐	☐
03	Nuveen Missouri Municipal Bond Fund	☐	☐	☐	04	Nuveen New Jersey Municipal Bond Fund	☐	☐	☐
05	Nuveen New Mexico Municipal Bond Fund	☐	☐	☐	06	Nuveen New York Municipal Bond Fund	☐	☐	☐
07	Nuveen North Carolina Municipal Bond Fund	☐	☐	☐	08	Nuveen Ohio Municipal Bond Fund	☐	☐	☐

3h. To approve elimination of the fundamental policy related to investment in issuers whose shares are owned by the Fund’s Board Members or officers.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Massachusetts Municipal Bond Fund	☐	☐	☐	02	Nuveen Michigan Municipal Bond Fund	☐	☐	☐
03	Nuveen Missouri Municipal Bond Fund	☐	☐	☐	04	Nuveen New Jersey Municipal Bond Fund	☐	☐	☐
05	Nuveen New Mexico Municipal Bond Fund	☐	☐	☐	06	Nuveen New York Municipal Bond Fund	☐	☐	☐
07	Nuveen North Carolina Municipal Bond Fund	☐	☐	☐	08	Nuveen Ohio Municipal Bond Fund	☐	☐	☐

3i. To approve elimination of the fundamental policy related to short sales and purchases on margin.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Massachusetts Municipal Bond Fund	☐	☐	☐	02	Nuveen Michigan Municipal Bond Fund	☐	☐	☐
03	Nuveen Missouri Municipal Bond Fund	☐	☐	☐	04	Nuveen New Jersey Municipal Bond Fund	☐	☐	☐
05	Nuveen New Mexico Municipal Bond Fund	☐	☐	☐	06	Nuveen New York Municipal Bond Fund	☐	☐	☐
07	Nuveen North Carolina Municipal Bond Fund	☐	☐	☐	08	Nuveen Ohio Municipal Bond Fund	☐	☐	☐

3j. To approve elimination of the fundamental policy related to writing options.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Massachusetts Municipal Bond Fund	☐	☐	☐	02	Nuveen Michigan Municipal Bond Fund	☐	☐	☐
03	Nuveen Missouri Municipal Bond Fund	☐	☐	☐	04	Nuveen New Jersey Municipal Bond Fund	☐	☐	☐
05	Nuveen New Mexico Municipal Bond Fund	☐	☐	☐	06	Nuveen New York Municipal Bond Fund	☐	☐	☐
07	Nuveen North Carolina Municipal Bond Fund	☐	☐	☐	08	Nuveen Ohio Municipal Bond Fund	☐	☐	☐

4.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01.	William Adams IV	02.	Robert P. Bremner	03.	Jack B. Evans	04.	William C. Hunter
05.	David J. Kundert	06.	John K. Nelson	07.	William J. Schneider	08.	Thomas S. Schreier, Jr.
09.	Judith M. Stockdale	10.	Carole E. Stone	11.	Virginia L. Stringer	12.	Terence J. Toth

		FOR	WITHHOLD	FOR ALL			FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT			ALL	ALL	EXCEPT
01	Nuveen Massachusetts Municipal Bond Fund	☐	☐	☐	02	Nuveen Michigan Municipal Bond Fund	☐	☐	☐
03	Nuveen Missouri Municipal Bond Fund	☐	☐	☐	04	Nuveen New Jersey Municipal Bond Fund	☐	☐	☐
05	Nuveen New Mexico Municipal Bond Fund	☐	☐	☐	06	Nuveen New York Municipal Bond Fund	☐	☐	☐
07	Nuveen North Carolina Municipal Bond Fund	☐	☐	☐	08	Nuveen Ohio Municipal Bond Fund	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Special

Meeting of Shareholders to Be Held on August 5, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/MF/Default.aspx

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.

NUV_25747_061214-BK1

NUVEEN FUNDS	PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, AUGUST 5, 2014

A Special Meeting of Shareholders will be held Tuesday, August 5, 2014 at 2:00 p.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of Shareholders to be held on Tuesday, August 5, 2014, or any adjournment(s), postponement(s) or delay(s) thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com).

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Signature

Date	NUV_25747_061214-BK1

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

FUNDS	FUNDS	FUNDS
Nuveen Pennsylvania Municipal Bond Fund	Nuveen Tennessee Municipal Bond Fund	Nuveen Virginia Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund	Municipal Total Return Mgd Accts Portfolio	Enhanced Multi-Strategy Income Mgd Accts Portfolio

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	To approve a new investment management agreement between the Fund and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Pennsylvania Municipal Bond Fund	☐	☐	☐	02	Nuveen Tennessee Municipal Bond Fund	☐	☐	☐
03	Nuveen Virginia Municipal Bond Fund	☐	☐	☐	04	Nuveen Wisconsin Municipal Bond Fund	☐	☐	☐
05	Municipal Total Return Mgd Accts Portfolio	☐	☐	☐	06	Enhanced Multi-Strategy Income Mgd Accts Portfolio	☐	☐	☐

2. To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Pennsylvania Municipal Bond Fund	☐	☐	☐	02	Nuveen Tennessee Municipal Bond Fund	☐	☐	☐
03	Nuveen Virginia Municipal Bond Fund	☐	☐	☐	04	Nuveen Wisconsin Municipal Bond Fund	☐	☐	☐
05	Municipal Total Return Mgd Accts Portfolio	☐	☐	☐	06	Enhanced Multi-Strategy Income Mgd Accts Portfolio	☐	☐	☐

3a. To approve revision of the fundamental policy related to the purchase and sale of commodities.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Pennsylvania Municipal Bond Fund	☐	☐	☐	02	Nuveen Tennessee Municipal Bond Fund	☐	☐	☐
03	Nuveen Virginia Municipal Bond Fund	☐	☐	☐	04	Nuveen Wisconsin Municipal Bond Fund	☐	☐	☐
05	Municipal Total Return Mgd Accts Portfolio	☐	☐	☐	06	Enhanced Multi-Strategy Income Mgd Accts Portfolio	☐	☐	☐

3b. To approve a revision of the fundamental policy related to issuing senior securities.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Pennsylvania Municipal Bond Fund	☐	☐	☐	02	Nuveen Tennessee Municipal Bond Fund	☐	☐	☐
03	Nuveen Virginia Municipal Bond Fund	☐	☐	☐	04	Nuveen Wisconsin Municipal Bond Fund	☐	☐	☐
05	Municipal Total Return Mgd Accts Portfolio	☐	☐	☐

3c.	To approve a revision of the fundamental policy related to underwriting.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Pennsylvania Municipal Bond Fund	☐	☐	☐	02	Nuveen Tennessee Municipal Bond Fund	☐	☐	☐
03	Nuveen Virginia Municipal Bond Fund	☐	☐	☐	04	Nuveen Wisconsin Municipal Bond Fund	☐	☐	☐
05	Municipal Total Return Mgd Accts Portfolio	☐	☐	☐

3d.	To approve a revision of the fundamental policy related to the purchase and sale of real estate.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Pennsylvania Municipal Bond Fund	☐	☐	☐	02	Nuveen Tennessee Municipal Bond Fund	☐	☐	☐
03	Nuveen Virginia Municipal Bond Fund	☐	☐	☐	04	Nuveen Wisconsin Municipal Bond Fund	☐	☐	☐
05	Municipal Total Return Mgd Accts Portfolio	☐	☐	☐

3e.	To approve a revision of the fundamental policy related to diversification.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Pennsylvania Municipal Bond Fund	☐	☐	☐	02	Nuveen Tennessee Municipal Bond Fund	☐	☐	☐
03	Nuveen Virginia Municipal Bond Fund	☐	☐	☐

3f.	To approve elimination of the fundamental policy related to permitted investments.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Pennsylvania Municipal Bond Fund	☐	☐	☐	02	Nuveen Tennessee Municipal Bond Fund	☐	☐	☐
03	Nuveen Virginia Municipal Bond Fund	☐	☐	☐	04	Nuveen Wisconsin Municipal Bond Fund	☐	☐	☐
05	Municipal Total Return Mgd Accts Portfolio	☐	☐	☐

3g.	To approve elimination of the fundamental policy related to pledging assets.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Pennsylvania Municipal Bond Fund	☐	☐	☐	02	Nuveen Tennessee Municipal Bond Fund	☐	☐	☐
03	Nuveen Virginia Municipal Bond Fund	☐	☐	☐	04	Nuveen Wisconsin Municipal Bond Fund	☐	☐	☐
05	Municipal Total Return Mgd Accts Portfolio	☐	☐	☐	06	Enhanced Multi-Strategy Income Mgd Accts Portfolio	☐	☐	☐

3h.	To approve elimination of the fundamental policy related to investment in issuers whose shares are owned by the Fund’s Board Members or officers.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Pennsylvania Municipal Bond Fund	☐	☐	☐	02	Nuveen Tennessee Municipal Bond Fund	☐	☐	☐
03	Nuveen Virginia Municipal Bond Fund	☐	☐	☐	04	Nuveen Wisconsin Municipal Bond Fund	☐	☐	☐

3i.	To approve elimination of the fundamental policy related to short sales and purchases on margin.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Pennsylvania Municipal Bond Fund	☐	☐	☐	02	Nuveen Tennessee Municipal Bond Fund	☐	☐	☐
03	Nuveen Virginia Municipal Bond Fund	☐	☐	☐	04	Nuveen Wisconsin Municipal Bond Fund	☐	☐	☐
05	Municipal Total Return Mgd Accts Portfolio	☐	☐	☐

3j.	To approve elimination of the fundamental policy related to writing options.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen Pennsylvania Municipal Bond Fund	☐	☐	☐	02	Nuveen Tennessee Municipal Bond Fund	☐	☐	☐
03	Nuveen Virginia Municipal Bond Fund	☐	☐	☐	04	Nuveen Wisconsin Municipal Bond Fund	☐	☐	☐

4.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. William Adams IV	02. Robert P. Bremner	03. Jack B. Evans	04. William C. Hunter
05. David J. Kundert	06. John K. Nelson	07. William J. Schneider	08. Thomas S. Schreier, Jr.
09. Judith M. Stockdale	10. Carole E. Stone	11. Virginia L. Stringer	12. Terence J. Toth

		FOR	WITHHOLD	FOR ALL			FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT			ALL	ALL	EXCEPT
01	Nuveen Pennsylvania Municipal Bond Fund	☐	☐	☐	02	Nuveen Tennessee Municipal Bond Fund	☐	☐	☐
03	Nuveen Virginia Municipal Bond Fund	☐	☐	☐	04	Nuveen Wisconsin Municipal Bond Fund	☐	☐	☐
05	Municipal Total Return Mgd Accts Portfolio	☐	☐	☐	06	Enhanced Multi-Strategy Income Mgd Accts Portfolio	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Special

Meeting of Shareholders to Be Held on August 5, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/MF/Default.aspx

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.

NUV_25747_061214-BK1